              PROSPECTUS
           February 23, 1999



                              DLJ WINTHROP FUNDS







Leadership                         t h r o u g h

                                        E x p e r i e n c e



                                  ________________________________________


                                  DLJ Winthrop Growth Fund

                                  DLJ Winthrop Growth and Income Fund

                                  DLJ Winthrop Small Company Value Fund

                                  DLJ Winthrop Fixed Income Fund

                                  DLJ Winthrop Municipal Trust Fund




                                  DLJ Winthrop International Equity Fund

                                  DLJ Winthrop Developing Markets Fund

                                  DLJ Winthrop High Income Fund

                                  DLJ Winthrop Municipal Money Fund

                                  DLJ Winthrop U.S. Government Money Fund



This prospectus provides information about two separate series of Funds: the DLJ Winthrop Focus Funds and the DLJ Winthrop Opportunity Funds. Each series has a number of individual Funds. Each Fund has a separate investment objective and portfolio of investments.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in any of the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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CONTENTS
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4  DLJ Winthrop Focus Funds' Risk Return Summary

9  DLJ Winthrop Opportunity Funds' Risk Return Summary

13 Summary of DLJ Winthrop Fund Expenses

14 Annual Fund Operating Expenses

16 Purchase Information

17 DLJ Winthrop Focus Funds' Investment Objectives and Policies

23 DLJ Winthrop Opportunity Funds' Investment Objectives and Policies

29 Additional Information on Investment Policies and Risks

33 Fund Management

35 How to Buy and Sell Shares

38 Other Shareholder Information

42 Additional Shareholder Services

44 Distribution Charges

45 Dividend and Distribution Information

45 Taxes


47 Financial Highlights


52 For More Information

This part of the prospectus summarizes each Fund's investment objective, principal investment strategies and principal risks. This section also contains limited performance data. More information about the DLJ Winthrop Funds is contained in "DLJ Winthrop Focus Funds' Investment Objectives and Policies" and "DLJ Winthrop Opportunity Funds' Investment Objectives and Policies" and "Additional Information on Investment Policies and Risks." Please read the entire prospectus carefully before investing and save it for future reference.

DLJ WINTHROP FOCUS FUNDS' RISK RETURN SUMMARY

THE DLJ WINTHROP GROWTH FUND


         The DLJ Winthrop Growth Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing in companies that offer long-term capital appreciation. This Fund invests in common stock, securities convertible into common stock and other equity securities of well-known and established companies. The Fund takes a long-term view of each stock it buys, holding each company until its long-term growth potential no longer meets the FundOs requirements. Generally, the Fund attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Fund may also make an investment to earn income when its Adviser believes that it will not compromise the investment objective. To achieve this objective, the Fund may invest up to 35% of the value of its assets in investment-grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers' acceptances and other financial instruments. The Fund may also invest in non-U.S. securities.


         Like any investment, an investment in the DLJ Winthrop Growth Fund is subject to risk and you could lose money. While investments are selected that the Adviser believes will experience long-term appreciation, their value could decline. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.


                             [BAR CHART]

                           1989         26%
                           1990         -7%
                           1991         28%
                           1992          2%
                           1993         14%
                           1994         -4%
                           1995         24%
                           1996         20%
                           1997         28%
                           1998         28%


                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                          Past Year     Past 5 Years   Past 10 Years
                          ---------     ------------   -------------


Growth Fund Class A        20.98%            17.16%        14.38%
Growth Fund Class B        23.40%              N/A           N/A
S&P 500*                   28.59%            24.07%        19.21%



During the 10 year period shown in the bar chart for Class A shares, the highest return for a quarter was 21.16% (quarter ending 12/31/98) and the lowest return for a quarter was -15.22% (quarter ending 9/30/90).

The annual returns, referenced in the bar chart, do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

* The S & P 500(Registered) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S & P 500 do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

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4

THE DLJ WINTHROP GROWTH AND INCOME FUND

         The DLJ Winthrop Growth and Income Fund's investment objective is long-term capital appreciation and continuity of income. The Fund seeks to achieve this objective by investing in dividend paying common stock and by diversifying its investments among different industries and different companies. Securities are selected on the basis of their investment merit and their potential for appreciation in value and/or income, with a focus on stability. The Adviser identifies companies that it believes are undervalued, and waits for the market to discover that value. A portion of the Fund is invested in debt securities that are of investment-grade quality, U.S. Government securities, and money market instruments. The Fund may also invest in non-U.S. securities. There is no fixed proportion of the DLJ Winthrop Growth and Income Fund's assets that must be invested in any particular type of security.

         Like any investment, an investment in the DLJ Winthrop Growth and Income Fund is subject to risk and you could lose money. While the Fund seeks investments that will appreciate in value and/or provide income, the Adviser could select securities that will decline in value and provide no income.

         The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the S&P 500 Composite Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.


                             [BAR CHART]

                           1989         25%
                           1990         -3%
                           1991         24%
                           1992          6%
                           1993         16%
                           1994         -2%
                           1995         30%
                           1996         22%
                           1997         33%
                           1998         19%


                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)


                          Past Year     Past 5 Years   Past 10 Years
                          ---------     ------------   -------------
Growth and
Income Fund Class A        11.77%            17.99%        15.41%

Growth and
Income Fund Class B        13.78%              N/A           N/A

S&P 500*                   28.59%            24.07%        19.21%


During the 10 year period shown in the bar chart for Class A shares, the highest return for a quarter was 16.00% (quarter ending 12/31/98) and the lowest return for a quarter was -9.97% (quarter ending 9/30/90).

The annual returns, referenced in the bar chart, do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

* The S & P 500(Registered) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. The returns for the S&P 500 do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

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                                                                              5

THE DLJ WINTHROP SMALL COMPANY VALUE FUND

         The DLJ Winthrop Small Company Value Fund's investment objective is a high level of growth of capital. The Fund seeks to achieve this objective by investing in common stock and other equity securities of "small cap" companies that appear to be undervalued. Companies with market capitalization of $2 billion or less at the time of purchase are considered to be "small cap" companies.

         This Fund's investment objective causes it to be riskier than other Funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. You should not invest in this Fund if your principal objective is assured income or capital preservation. Investments in smaller companies often involve greater risks than investments in larger, more established companies. Smaller companies may have less management experience, fewer financial resources, and limited product diversification.

         The frequency and trading volume for securities of smaller companies is substantially less than for larger companies. This can result in greater and more abrupt price fluctuations and can cause small cap stock to be less liquid than securities of larger companies. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Russell 2000 Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[BAR CHART]

1989   1990    1991    1992    1993    1994    1995    1996    1997    1998

16%    -13%    51%     18%     22%     -1%     20%     15%     26%     -5%


                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                           Past Year        Past 5 Years        Past 10 Years
Small Company
Value Fund Class A          -10.10%             9.17%               13.01%

Small Company
Value Fund Class B           -9.19%              N/A                 N/A

Russell 2000*                -2.55%            11.86%               12.92%


During the 10 year period shown in the bar chart for Class A shares, the highest return for a quarter was 17.81% (quarter ending 3/31/91) and the lowest return for a quarter was -18.15% (quarter ending 9/30/98).


The annual returns, referenced in the bar chart, do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

*The Russell(Registered) 2000 Index is an unmanaged index of common stock prices and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell Index is composed of 3,000 of the largest U.S. companies by market capitalization. The returns for the Index do not include any sales charges, fees or other expenses. The returns for the Index not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges currently in effect.

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6

THE DLJ WINTHROP FIXED INCOME FUND


         The DLJ Winthrop Fixed Income Fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of foreign and domestic companies, including both well-known and established and new and lesser-known companies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade intermediate-term corporate bonds and U.S. Government securities, as well as in commercial paper and obligations issued or guaranteed by national or state banks. In addition, the Adviser actively manages the maturities of the securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. The Fund seeks to limit risk by selecting investment-grade debt securities.


         While the Fund seeks investments that will satisfy its investment objective, the investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities.

         The Fund is subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. As interest rates rise, absent other factors, bond prices and the value of your investments will fall. These factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1, 5 and 10 years compare to those of the Lehman Brothers Government/Corporate Intermediate Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[BAR CHART]


1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

14%     9%      14%     7%      10%     -4%     15%     3%      8%      8%


                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                        Past Year           Past 5 Years           Past 10 Years
Fixed Income
Fund Class A               2.47%               4.52%                   7.67%

Fixed Income
Fund Class B               2.83%                N/A                     N/A

Lehman Index*              8.42%               6.59%                   8.51%


During the 10 year period shown in the bar chart for Class A shares, the highest return for a quarter was 7.54% (quarter ending 6/30/89) and the lowest return for a quarter was -2.88% (quarter ending 3/31/94).

This annual returns, referenced in the bar chart, do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

* The Lehman Brothers Government/Corporate Intermediate Index is comprised of securities in the Lehman Brothers Government Corporate Bond Index that have maturities of 5-10 years. The Lehman Brothers Government/Corporate Bond Index includes the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index and does not include fees or expenses in its calculation. The returns for the Fund reflect the maximum applicable sales charges.

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                                                                              7

THE DLJ WINTHROP MUNICIPAL TRUST FUND

         The DLJ Winthrop Municipal Trust Fund's investment objective is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities. By high-grade tax-exempt municipal securities we mean securities rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. It is important to note that unlike most other municipal bond funds, this Fund's objective is not to provide current income that is exempt from federal and/or state income tax. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade, intermediate-term municipal securities. In addition, the Adviser actively manages the maturities of the securities in the portfolio in response to the Adviser's anticipation of the movement of interest rates and relative yields. Certain investments are selected that the Adviser believes are undervalued. The Fund attempts to limit risk by selecting investment-grade debt securities and by maintaining an average maturity of between five and ten years.

         While the Fund seeks investments that will satisfy its investment objective, these investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Fund is also subject to the risk that, in seeking to enhance total return, the Adviser will incorrectly forecast changes in interest rates or improperly assess the value of municipal securities. Like all bond funds, this Fund is subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates. As interest rates rise, absent other factors, bond prices and the value of your investment will fall. The Municipal Trust Fund is also subject to risks of investing in municipal securities. These risks include uncertainties regarding the securities' tax status, political and legislative changes and the rights of their holders. These factors and others could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 and 5 years and from inception, compare to those of the Lipper Intermediate Municipal Fund Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[BAR CHART]

1994      1995      1996      1997      1998

-3%       12%       4%        8%        5%


                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)



                       Past Year     Past 5 Years     From Inception on 7/28/93
Municipal Trust
Fund Class A             0.11%           3.91%                   4.10%

Municipal Trust
Fund Class B             0.36%            N/A                     N/A

LIMI*                    5.62%           5.13%                   5.41%


During the 5 year period shown in the bar chart for Class A shares, the highest return for a quarter was 4.52% (quarter ending 3/31/95) and the lowest return for a quarter was -4.18% (quarter ending 3/31/94). 1994 was the first full year of operations.

The annual returns, referenced in the bar chart, do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

*The Lipper Intermediate Municipal Fund Index ("LIMI") is an equally weighted index of the largest funds in the Lipper Analytical Intermediate Municipal Debt Funds, adjusted for capital gains and income dividends. The returns for the Fund reflect the maximum applicable sales charges.

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8

DLJ WINTHROP OPPORTUNITY FUNDS' RISK RETURN SUMMARY

THE DLJ WINTHROP DEVELOPING MARKETS FUND

         The DLJ Winthrop Developing Markets Fund's investment objective is to provide long-term growth by investing in common stocks and other equity securities of companies from developing countries. The Fund seeks to achieve its objective by investing in companies from the countries included in the Morgan Stanley Capital Index ("MSCI") Emerging Markets Free Index that are identified by the Adviser as being best positioned to take advantage of certain economic and political factors. The Fund seeks to identify countries, and then the industries, where economic and political factors are likely to produce above average growth. The Fund uses a fundamental analysis on common stock in countries the Adviser believes demonstrate a strong potential for expansion, a trend toward modernizing production and high levels of economic growth. The Fund invests in securities of issuers in at least three different developing countries. You should not invest in this Fund if your principal objective is assured income or capital preservation.

         This Fund's investment objective causes it to be riskier than other Funds and you could lose money. While the Fund seeks investments that provide a high level of growth of capital, they may decline in value. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States) from issuers in developing markets. Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. Investments in developing markets present further risks because they tend to be smaller, less mature and less stable than developed markets. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest and foreign exchange rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 year and from inception, compare to those of the MSCI Emerging Markets Free Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.


[BAR CHART]

1996      1997      1998

4%        -6%       -22%

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                            Past Year         From inception on 9/8/95
Developing Markets
Fund Class A                  -26.61%                    -10.1%

Developing Markets
Fund Class B                  -25.89%                     -9.38%

MSCI Emerging
Markets Free Index*           -25.34%                    -11.04%


During the 3 year period shown in the bar chart for Class A shares, the highest return for a quarter was 13.43% (quarter ending 12/31/98) and the lowest return for a quarter was -21.96% (quarter ending 6/30/98). 1996 was the first full calendar year of operation.

The annual returns, referenced in the bar chart, do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

* The MSCI Emerging Markets Free Index is an unmanaged index composed of a sample of companies representative of the market structure of developing countries worldwide. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges.

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                                                                              9

THE DLJ WINTHROP INTERNATIONAL EQUITY FUND

         The DLJ Winthrop International Equity Fund's investment objective is long-term growth by investing in equity securities from established international markets. The Fund seeks to achieve this objective by investing in a diversified portfolio of investments that include companies from the countries of the MSCI Europe, Australia, and Far East Index (the "EAFE Index"), an unmanaged index of over 1,000 foreign stock prices. The Fund seeks to identify countries and industries with favorable growth prospects. Once the countries have been selected, the Adviser chooses the stocks and industries in each country. The Adviser employs a comprehensive top-down approach to invest in industries in each country that are likely to do well and in stocks with reasonable value, reliable earnings and high quality management.

         Like any investment, an investment in the Fund is subject to risk and you could lose money. While the Fund selects investments that the Adviser believes will appreciate in value, those securities could decline in value and provide no income. The Fund invests primarily in non-U.S. securities (securities of non-U.S. based issuers or issuers that do business principally outside the United States). Investments in non-U.S. securities present additional risks including greater price volatility and a lack of liquidity. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest and foreign exchange rates. These and other factors could adversely affect your investment.

         The following chart and table illustrate the variability of the Fund's returns by showing the rate of return from year to year and how annual returns for 1 year and from inception, compare to those of the MSCI-EAFE Index, which is a broad measure of market performance. The Fund's past performance is not necessarily an indication of how it will perform in the future.


[BAR CHART]

1996       1997        1998

 6%         7%          18%

                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                                Past Year          From inception on 9/8/95
International Equity
Fund Class A                      10.90%                        7.70%

International Equity
Fund Class B                      12.82%                        8.59%

MSCI-EAFE*                        20.33%                       10.24%


During the 3 year period shown in the bar chart for Class A shares, the highest return for a quarter was 18.19% (quarter ending 12/31/98) and the lowest return for a quarter was -15.46% (quarter ending 9/30/98). 1996 was the first full calendar year of operation.

The annual returns, referenced in the bar chart, do not include sales charges. If sales charges were included, the annual returns would be lower than those shown.

* The MSCI-EAFE(Registered) is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin Countries. The index is the property of Morgan Stanley & Co. Incorporated. The returns for the Index do not include any sales charges, fees or other expenses. The returns for the Fund reflect the maximum applicable sales charges.

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10

THE DLJ WINTHROP MUNICIPAL MONEY FUND

         The DLJ Winthrop Municipal Money Fund's investment objective is maximum current income, consistent with liquidity and safety of principal. The Fund seeks to achieve this objective by investing in a diversified portfolio of municipal securities that is intended to be exempt from Federal income taxes. The Fund earns income at current money market rates, and its yield generally reflects short-term interest rates which vary from day to day. Such municipal securities will have varying lengths of maturities but will generally have remaining maturities of one year or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields.

         Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         This Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in this Fund.

         Because this Fund began operations in February, 1997, the chart only shows the first full calendar year of performance which is 1998. The Fund's past performance is not necessarily an indication of how it will perform in the future.

[BAR CHART]

   1998

    3%


                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                            Past Year         From inception on 2/24/97

Municipal
Money Fund                     2.65%                  2.77%


               Seven Day Yield as of December 31, 1998 was 2.77%

During the one year period shown in the bar chart, the highest return for a quarter was 0.70% (quarter ending 6/30/98) and the lowest return for a quarter was 0.62% (quarter ending 3/31/98).

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                                                                             11

THE DLJ WINTHROP U.S. GOVERNMENT MONEY FUND

         The DLJ Winthrop U.S. Government Money Fund's investment objective is maximum current income, consistent with liquidity and safety of principal. The Fund seeks to achieve its objective by investing in a portfolio of U.S. Government securities, including issues of the U.S. Treasury and other government agencies, which generally have remaining maturities of one year or less and collateralized repurchase agreements.

         Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in this Fund. The Fund earns income at current market rates, and its yield generally reflects short-term interest rates, which vary from day to day.

         Because this Fund began operations in February, 1997, the chart only shows the first full calendar year of performance which is 1998. The Fund's past performance is not necessarily an indication of how it will perform in the future.


[BAR CHART]


    1998

     5%


                          Average Annual Total Returns
                   (for the periods ending December 31, 1998)

                                Past Year       From inception on 2/24/97
U.S. Government
Money Fund                        4.69%                    4.73%


               Seven Day Yield as of December 31, 1998 was 4.18%

During the 1 year period shown in the bar chart, the highest return for a quarter was 1.19% (quarter ending 9/30/98) and the lowest return for a quarter was 1.08% (quarter ending 12/31/98).

THE DLJ WINTHROP HIGH INCOME FUND

         The DLJ Winthrop High Income Fund's primary investment objective is to provide a high level of current income and a secondary objective is capital appreciation. The Fund seeks to achieve its objective by investing in fixed income securities of U.S. issuers that are rated below investment-grade quality or unrated fixed income securities deemed to be of comparable quality. Lower grade fixed income securities are commonly known as "junk bonds".

         This investment objective causes it to be riskier than other Funds and you could lose money. Investments in lower grade securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and non-payment of interest. The market value of longer maturity debt securities, like those held by the Fund, is more

--------------------------------------------------------------------------------
12
         sensitive to interest rate changes than the market value of shorter maturity debt securities. The Fund is not recommended for investors whose principal objectives are assured income or capital preservation. This Fund is designed for investors willing to assume additional risk in return primarily for the potential for high current income and secondarily capital appreciation.

         This is a new Fund and does not have any performance history.


SUMMARY OF DLJ WINTHROP FUND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES

         This table describes the fees and expenses that you may pay if you buy and hold shares of the DLJ Winthrop Funds.



                                                                                                                          Money
                                                  Fixed Income Funds*                        Equity Funds**               Funds**
                                           ------------------------------------    ------------------------------------   --------
SHAREHOLDER FEES:                          Class A (1)    Class B (2)   Class D    Class A (1)    Class B (2)   Class D
(These fees are paid directly from         -----------    -----------   -------    -----------    -----------   -------
your investment.)

Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                        4.75%          None        None         5.75%          None        None        None

Maximum sales charge (load) imposed on
reinvested dividends (as a percentage
of offering price)                            None           None        None         None           None        None        None

Maximum deferred sales charge (as a
percentage of original purchase price
or redemption proceeds, as applicable)        None (3)       4% (4)      None         None           4% (4)      None        None

Redemption Fees                               None           None        None         None           None        None        None

Exchange Fee                                  None           None        None         None           None        None        None


*  Includes the Fixed Income Fund, Municipal Trust Fund and the High Income
Fund.

** Includes the Growth Fund, the Growth and Income Fund, the Small Company Value Fund, the Developing Markets Fund, and the International Equity Fund.

(1) The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within one year of purchase. See "Other Shareholder Information."

(2) Class B shares of each Fund automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Examples on page 14. See "Other Shareholder Information."

(3) DLJ Winthrop Focus Funds Class A shareholders who received their shares upon conversion of shares purchased prior to February 28, 1996 may be subject to a CDSC as described under "Other Shareholder Information"--"Contingent Deferred Sales Charge on Converted Shares."

(4) 4% during the first year decreasing 1% annually to 0% after the fourth year.

--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES


         These examples help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. They assume that you invest $10,000 in the Fund for the periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. For those Funds that have Waived Fees below, only the After 1 Year Examples reflect the waived fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                Annual Fund Operating Expenses
           (Expenses that are deducted from Fund assets.)                                  Examples
-----------------------------------------------------------------    -----------------------------------------------------------
Growth Fund                           Class A   Class B   Class D     Examples++       Class A   Class B*   Class B**    Class D
Management Fee                         .73%       .73%     .73%       After 1 Year      $  699    $  602      $  202      $  101
Distribution (12b-1) and Service
Fees(a)                                .30%      1.00%     .00%       After 3 Years     $  960    $  824      $  624      $  315
Other Expenses                         .26%       .26%     .26%       After 5 Years     $1,242    $1,073      $1,073      $  547
                                      ----       ----      ---
Total Annual Fund Operating Expenses  1.29%      1.99%     .99%       After 10 Years    $2,042    $2,136      $2,136      $1,213


Growth and Income Fund                Class A   Class B   Class D     Examples++       Class A   Class B*   Class B**    Class D
Management Fee                         .60%       .60%     .60%       After 1 Year      $  684    $  586      $  186      $   85
Distribution (12b-1) and Service
Fees(a)                                .30%      1.00%     .00%       After 3 Years     $  913    $  776      $  576      $  265
Other Expenses                         .23%       .23%     .23%       After 5 Years     $1,161    $  990      $  990      $  460
                                      ----       ----      ---
Total Annual Fund Operating Expenses  1.13%      1.83%     .83%       After 10 Years    $1,871    $1,965      $1,965      $1,025


Small Company Value Fund              Class A   Class B               Examples++       Class A   Class B*   Class B**
Management Fee                         .75%       .75%                After 1 Year      $  699    $  602      $  202
Distribution (12b-1) and Service
Fees(a)                                .30%      1.00%                After 3 Years     $  960    $  824      $  624
Other Expenses                         .24%       .24%                After 5 Years     $1,242    $1,073      $1,073
                                      ----       ----
Total Annual Fund Operating Expenses  1.29%      1.99%                After 10 Years    $2,042    $2,136      $2,136


Fixed Income Fund                     Class A   Class B   Class D     Examples++       Class A   Class B*   Class B**    Class D
Management Fee                         .63%       .63%     .63%       After 1 Year      $  572    $  573      $  173      $   72
Distribution (12b-1) and Service
Fees(a)                                .30%      1.00%     .00%       After 3 Years     $  839    $  798      $  598      $  289
Other Expenses                         .37%       .37%     .37%       After 5 Years     $1,127    $1,050      $1,050      $  523
                                      ----       ----      ---
Total Annual Fund Operating Expenses  1.30%      2.00%    1.00%       After 10 Years    $1,943    $2,122      $2,122      $1,197
                                      ----       ----      ---
Waived Fees(d)                        (.30%)     (.30%)   (.30%)
Total Expenses Less Waived Fees       1.00%      1.70%     .70%

Municipal Trust Fund                  Class A   Class B               Examples++       Class A   Class B*   Class B**
Management Fee                         .63%       .63%                After 1 Year      $  572    $  573      $  173
Distribution (12b-1) and Service
Fees(a)                                .30%      1.00%                After 3 Years     $  862    $  821      $  621
Other Expenses                         .48%       .48%                After 5 Years     $1,172    $1,096      $1,096
                                      ----       ----
Total Annual Fund Operating Expenses  1.41%      2.11%                After 10 Years    $2,052    $2,230      $2,230
Waived Fees(e)                        (.41%)     (.41%)
                                      ----       ----
Total Expenses Less Waived Fees       1.00%      1.70%


Developing Markets Fund               Class A   Class B               Examples++       Class A   Class B*   Class B**
Management Fee                        1.25%      1.25%                After 1 Year      $  781    $  693      $  293
Distribution (12b-1) and Service
Fees(a)                                .25%      1.00%                After 3 Years     $1,328    $1,221      $1,021
Other Expenses                        1.26%      1.26%                After 5 Years     $1,900    $1,770      $1,770
                                      -----      -----
Total Annual Fund Operating
Expense(b)                            2.76%      3.51%                After 10 Years    $3,445    $3,575      $3,575
Waived Fees(f)                        (.61%)     (.61%)
Total Expenses Less Waived Fees       2.15%      2.90%
                                      -----      -----


--------------------------------------------------------------------------------
14


International Equity Fund                Class A  Class B  Class D    Examples++            Class A  Class B* Class B**    Class D
Management Fees                          1.25%     1.25%    1.25%     After 1 Year            $781     $693      $293        $193
Distribution (12b-1) and Service Fees(a)  .25%     1.00%     .00%     After 3 Years         $1,229   $1,118      $918        $618
Other Expenses                            .75%      .75%     .75%     After 5 Years         $1,702   $1,568    $1,568      $1,069
                                         -----     -----    -----
Total Annual Fund Operating Expenses(b)  2.25%     3.00%    2.00%     After 10 Years        $3,004   $3,135    $3,135      $2,319
Waived Fees (g)                          (.10%)    (.10%)   (.10%)
Total Expenses Less Waived Fees          2.15%     2.90%    1.90%
                                         -----     -----    -----
Municipal Money Fund                                                  Examples+
Management Fees                           .40%                        After 1 Year             $92
Distribution (12b-1) and Service Fees(c)  .25%                        After 3 Years           $319
Other Expenses                            .40%                        After 5 Years           $565
                                         -----
Total Annual Fund Operating Expenses     1.05%                        After 10 Years        $1,269
Waived Fees (h)                          (.15%)
                                         -----
Total Expenses Less Waived Fees           .90%

U.S. Government Money Fund                                            Examples+
Management Fees                           .40%                        After 1 Year             $92
Distribution (12b-1) and Service Fees(c)  .25%                        After 3 Years           $341
Other Expenses                            .50%                        After 5 Years           $609
                                         -----
Total Annual Fund Operating Expenses     1.15%                        After 10 Years        $1,375
Waived Fees (i)                          (.25%)
Total Expenses Less Waived Fees           .90%
                                         -----

High Income Fund                         Class A  Class B  Class D    Examples              Class A  Class B*  Class B**   Class D
Management Fees                           .70%      .70%     .70%     After 1 Year            $582     $588      $188         $87
Distribution (12b-1) and Service Fees (a) .25%     1.00%     .00%     After 3 Years           $849     $823      $623        $314
Other Expenses (k)                        .35%      .35%     .35%
                                         -----     -----    -----
Total Annual Fund Operating Expenses(k)  1.30%     2.05%    1.05%
Waived Fees (j)                          (.20%)    (.20%)   (.20%)
Total Expenses Less Waived Fees          1.10%     1.85%     .85%
                                         -----     -----    -----




*   Assumes reinvestment of all dividends and redemption at end of period.

**  Assumes reinvestment  of all dividends and no redemption at end of period.

+ Shares purchased directly into a Money Fund will not be subject to a CDSC and therefore expenses paid will remain unaffected by redemption.

++ Ten year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

(a) Long-term Class B shareholders may, over time, pay more in 12b-1 fees than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. A portion of the 12b-1 fee represents an asset-based sales charge.

(b) The expense ratios for each class of shares of the Developing Markets Fund and the International Equity Fund are higher than those paid by most other investment companies, but Wood, Struthers & Winthrop Management Corp. (as adviser) and AXA Asset Management Partenaires (as subadviser) believe the fees are comparable to those paid by investment companies of similar investment orientation.

(c) The maximum allowable amount payable for distributing shares is .40 of 1% of the average daily net assets of each Money Fund. The Board of Trustees has currently limited the amount payable to .25 of 1% of the average daily net assets of each Money Fund.

(d) Adviser has undertaken, in writing, to limit Total Expenses of the Fixed Income Fund to .70%, 1.00%, and 1.70% per year for the Fund's Class D, Class A and Class B shares, respectively. This arrangement will remain in place at least until October 31, 1999.

(e) The Adviser has undertaken, in writing, to limit Total Expenses of the Municipal Trust Fund to 1.00% and 1.70% per year for the Fund's Class A and Class B shares, respectively. This arrangement will remain in place at least until October 31, 1999.

(f) The Adviser has undertaken, in writing, to limit Total Expenses of the Developing Markets Fund to 2.15% and 2.90% per year for the Fund's Class A and Class B shares, respectively. This arrangement will remain in place at least until October 31, 1999.

(g) The Adviser has undertaken, in writing, to limit Total Expenses of the International Equity Fund to 1.90%, 2.15% and 2.90% per year for the Fund's Class D, Class A and Class B shares, respectively. This arrangement will remain in place at least until October 31, 1999.

(h) The Adviser has undertaken, in writing, to limit Total Expenses of the Municipal Money Fund to .90% per year. This arrangement will remain in place at least until October 31, 1999.

(i) The Adviser has undertaken, in writing, to limit Total Expenses of the U.S. Government Money Fund to .90% per year. This arrangement will remain in place at least until October 31, 1999.

(j) The Adviser has undertaken, in writing, to limit Total Expenses, of the High Income Fund to .85%, 1.10% and 1.85% per year for the Fund's Class D, Class A and Class B shares, respectively. This arrangement will remain in place at least until October 31, 1999.

(k) Prior to the date of this prospectus, the High Income Fund had not commenced operations. Accordingly, these percentages are estimates.

--------------------------------------------------------------------------------

         PURCHASE INFORMATION

         Shares of the DLJ Winthrop Municipal Money Fund and the DLJ Winthrop U.S. Government Money Fund (the "Money Funds") or Class A or Class B shares of the other Funds may be purchased directly by using the Share Purchase Application found in this Prospectus, or through Donaldson, Lufkin & Jenrette Securities Corporation, the Funds' distributor, or by contacting your securities dealer.

         The minimum initial investment in each Fund is $250. The minimum for additional investments is $25. These minimums are waived for certain types of accounts. Share certificates will not be issued for full or fractional shares of the Fund. Further information can be obtained from DLJ Winthrop at the address and telephone number shown on the back cover of this Prospectus. See "How to Buy and Sell Shares" and "Other Shareholder Information."

         The Funds, except the Money Funds, offer Class A and Class B shares. Class A shares may be purchased at the net asset value per share of the Fund plus an initial sales charge imposed at the time of purchase and may be subject to a contingent deferred sales charge ("CDSC") in cases where the initial sales charge was not applied because of the size of the purchase. Class B shares may be purchased at the net asset value per share, but are subject to a CDSC upon redemption. The CDSC applicable to Class B shares declines from 4% for redemptions made during the first year of purchase to zero after four years. The Growth Fund, Growth and Income Fund, Fixed Income Fund, High Income Fund and the International Equity Fund also offer Class D shares. Class D shares are offered without any initial sales charge or CDSC to employees of Donaldson, Lufkin & Jenrette Inc. ("DLJ, Inc.") and its subsidiaries that are eligible to participate in the DLJ 401(k) Retirement Savings Plan. These employees should contact the DLJ 401(k) Hotline at 1-877-401k-DLJ concerning how to purchase Class D shares. See "How to Buy and Sell Shares."

         Shares of the Money Funds may be purchased at a price equal to the net asset value per share of each Money Fund, which is expected to be $1.00 per share. See "Net Asset Value" in the side-bar included on this page.


         The DLJ Winthrop Opportunity Funds and the DLJ Winthrop Focus Funds are different legal entities and are separately offering their securities through this Prospectus. Based on the advice of counsel, the Funds believe that the potential liability of each Fund with respect to the disclosure in this Prospectus extends only to the disclosure relating to that Fund.

-------------------------------------------------------------------------------
Net Asset Value:                                               [GRAPHIC]

Net asset value per share (or "NAV") is determined separately for each class by taking the total assets of each class of a Fund and subtracting its total liabilities and then dividing the difference by the total number of each class's shares outstanding.

The NAV is determined at the close of the New York Stock Exchange each day that the New York Stock Exchange is open for trading. The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed.

For the Money Funds, the NAV is expected to be maintained at a constant $1.00 per share, although this price is not guaranteed.

For purposes of computing NAV, the securities in each Money Fund's portfolio are valued at amortized cost, which minimizes the effect of changes in a security's market value and helps maintain a stable $1.00 per share price.

Shares of the DLJ Winthrop Funds, except the Money Funds, are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees of the applicable Fund believe in good faith would accurately reflect their fair value.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

The investment objectives and policies of each Fund are set forth below. There can be, of course, no assurance that any of the Funds will achieve its investment objective. The Funds' investment objectives are fundamental policies that cannot be changed without the approval of the shareholders of the applicable Fund. The Board of Trustees of a Fund may change non-fundamental policies without shareholder approval.

DLJ WINTHROP FOCUS FUNDS' INVESTMENT OBJECTIVES AND POLICIES
DLJ WINTHROP GROWTH FUND

         Goal: The investment objective of the DLJ Winthrop Growth Fund is long-term capital appreciation. Investments are made based on their potential for long-term capital appreciation. The Growth Fund may make an investment to earn income when, in the opinion of the Adviser, such an investment will not compromise the Growth Fund's investment objective.

         Strategy: The Growth Fund invests in common stock, securities convertible into common stock and other equity securities (e.g., preferred stock and interests in master limited partnerships). It invests primarily in well-known and established companies (generally, companies in operation for more than three years). The Fund may occasionally invest in new and unseasoned companies which, in the opinion of the Adviser, have the potential for long-term capital appreciation.


         The Adviser applies extensive research that has been conducted primarily by research analysts employed by DLJ on the growth prospects of stocks that are considered for the Fund's portfolio. Target companies normally have market capitalizations of at least $1 billion at the time of purchase. Generally, the Adviser attempts to identify companies with growth rates that will exceed that of the S&P 500 Index. The Growth Fund is "sector neutral." This means that its investments are allocated to industries in proportion to the sector allocation of the S&P 500 Index, with the exception of the electric and the gas utilities sectors. Other factors considered in the selection of securities include the economic and political outlook, the value of a particular security relative to another security, trends in the determinants of corporate profits, and management capability and practices. (See "Risks for the Growth Fund and the Growth and Income Fund" on page 18.)


         Investments: Under normal circumstances, the Growth Fund invests at least 65% of its total assets in equity securities of companies that the Adviser believes have above-average long-term capital appreciation potential. For temporary defensive purposes, the Growth Fund may invest in investment-grade short-term fixed-income securities, enter into repurchase agreements and hold cash. A temporary defensive position could affect the Fund's ability to achieve its investment objective. In addition, the Fund may invest in equity securities selected on a basis other than the potential for long-term capital appreciation. The Fund may invest up to 35% of the value of its assets in investment-grade fixed income securities, including bonds, debentures, notes, asset and mortgage-backed securities and money market instruments such as commercial paper and bankers-acceptances and other financial instruments. The Fund may invest in both listed and unlisted securities and may also:

         o invest up to 10% of the value of its total assets in non-U.S. securities;

         o invest no more than 10% of its net assets in restricted securities or other instruments with no ready market;


         o  invest up to 5% of its total assets in warrants; and

--------------------------------------------------------------------------------

       o attempt to minimize the effect of a market decline on the value of its securities, subject to market conditions, by writing covered call options on securities or stock indices. (See "Additional Information on Investment Policies and Risks.")

 DLJ WINTHROP GROWTH AND INCOME FUND

         Goal: The investment objective of the DLJ Winthrop Growth and Income Fund is long-term capital appreciation and continuity of income.

         Strategy: The Growth and Income Fund pursues its investment objective by investing principally in dividend-paying common stock and by diversifying its investments among different industries and companies. Securities are selected based on the Adviser's evaluation of their investment merit and their potential for appreciation in value and/or income. The selection of securities on the basis of their capital appreciation or income potential does not ensure against possible loss in value.

         Investments: The Growth and Income Fund invests in common stock, preferred stock and securities convertible into common stock. The Growth and Income Fund may invest in debt securities that are of investment-grade quality at the time of purchase (including bonds, debentures, notes and asset and mortgage-backed securities), U.S. government securities, municipal securities (including general and special obligation securities and industrial revenue bonds) and money market instruments. (See "Additional Information on Investment Policies and Risks" -- "Mortgage and Asset-Backed Securities" and "Investment-Grade Debt Securities.") There is no fixed proportion of the Growth and Income Fund's assets that must be invested in particular types of securities. The percentage of assets invested in various types of securities may be changed from time to time by the Adviser.

         The Growth and Income Fund invests in both listed and unlisted securities. The Growth and Income Fund may invest in non-U.S. securities and restricted securities. To minimize the effect of a market decline in the value of its securities, the Fund may, depending on market conditions, write covered call options on securities or stock indices. The Fund may invest up to 10% of its assets in non-U.S. securities and up to 10% of its assets in restricted securities. For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."

--------------------------------------------------------------------------------
Risks for the Growth Fund and the Growth and Income Fund:      [GRAPHIC]

Like any investment, an investment in the Growth Fund or Growth and Income Fund is subject to risk and you could lose money. While the Funds seek investments that will appreciate in value and/or provide income, the value of the securities could decline and provide no income.

The Funds are subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates (generally increases). If the value of equity markets in general declines, you can expect the value of your investment in the Funds to decline, possibly to a greater extent than the decline in equity markets generally.

The Growth Fund may invest in new and unseasoned companies. Stocks of these companies tend to be more volatile than stocks of larger and more established companies. In addition, because stocks are selected on the basis of their appreciation potential, they tend to be more risky than many investments that provide current income.

The Growth and Income Fund may invest in debt securities. Debt securities are subject to risks that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the credit quality of the issuer.

The Growth Fund and Growth and Income Fund may each invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses to the Funds if they had to be sold quickly.

The Growth Fund and the Growth and Income Fund may each invest in non-
U.S. securities. Non-U.S. securities carry the same risks as securities of U.S. companies and the added risks of being traded in less liquid markets than U.S. securities. Non-U.S. securities are also issued by companies that are not subject to U.S. reporting requirements and involve political systems, economies and markets that may not be as developed as in the U.S. See "Additional Information on Investment Policies and Risks".
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
18

DLJ WINTHROP SMALL COMPANY VALUE FUND

         Goal: The investment objective of the DLJ Winthrop Small Company Value Fund is a high level of growth of capital. The Small Company Value Fund is not intended for investors whose principal objective is assured income or preservation of capital.

         Strategy: The Small Company Value Fund invests primarily in common stock and may also invest in securities convertible into common stock, preferred stock, other equity securities, bonds or other debt securities as described below. Under normal market conditions, at least 65% of the Fund's assets are invested in equity securities of small market capitalization companies. Small cap companies, for the purpose of this Fund, are considered to be companies with market capitalizations of $2 billion or less at the time of purchase.

         Investments: The Small Company Value Fund pursues its investment objective by employing a value-oriented investment approach. This means that the Adviser seeks securities that appear to be underpriced. The Adviser looks for stocks issued by companies with proven management, consistent earnings, sound finances and strong potential for market growth. By investing in such companies, the Small Company Value Fund tries to enhance its potential for appreciation and limit the risk of decline in the value of its portfolio. The Small Company Value Fund focuses on the fundamentals of each small-cap company instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small-cap company stocks. Those other funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Small Company Value Fund's securities are generally selected with the belief that they are currently undervalued based on existing conditions and that their earning power or franchise value does not appear to be reflected in their current stock price. To further reduce risk, the Small Company Value Fund diversifies its holdings among many companies and industries. The Adviser also considers whether a company has an established presence in its industry, a product or market niche and whether management owns a significant stake in the company.

         The Small Company Value Fund may also invest in special situation companies. A special situation company is a company whose value may increase within a reasonable period of time solely by reason of a devel-


--------------------------------------------------------------------------------
Risks for the Small                                            [GRAPHIC]
Company Value Fund:

The investment objective for the Small Company Value Fund causes it to be riskier than other funds and you could lose money. While it seeks investments that will provide a high level of growth of capital, they may decline in value. You should not invest in the Small Company Value Fund if your principal objective is assured income or capital preservation. While smaller companies generally have the potential for rapid growth, they often involve greater risks than investments in larger, more established companies. Small companies may have less management experience, fewer financial resources, and limited product diversification.

In addition, in many instances the frequency and trading volume for securities of smaller companies is substantially less than for larger companies, causing such securities to be subject to greater and more abrupt price fluctuations and to be less liquid than securities of larger companies. When making large sales of portfolio securities, it may be necessary for the Small Company Value Fund to sell such securities at discounts from quoted prices or to execute a series of small sales over an extended period of time. These factors cause an investment in the Small Company Value Fund to be riskier than an investment in a typical "large company" mutual fund.

The Small Company Value Fund also is subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes in interest rates. These factors also could adversely affect an investment in the Fund. If the value of equity markets in general declines, the value of your investment in the Small Company Value Fund could also decline, possibly to a greater extent than the decline in equity markets generally.

The Small Company Value Fund may invest in various types of debt securities. Debt securities are subject to the risk that the issuer will not repay its borrowings or pay interest. They are also subject to the risk of declines in value because of increases in interest rates and decreases in the perceived credit quality of the issuer.

                            (Continued on next page)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         opment particularly or uniquely applicable to that company. The securities of these companies may be affected by particular developments unrelated to business conditions generally. These investments may fluctuate without relation to general market trends.
         In general, the principal risk associated with investing in special situation companies is the potential decline in the value of these securities likely to occur if the anticipated development fails to take place. Examples of special situation companies are companies that are being reorganized or merged, have unusual new products, enjoy particular tax advantages, or acquire new management.

         The Fund invests primarily in common stock. It may also invest in securities convertible into common stock, preferred stock, investment-grade debt securities (including bonds, debentures, notes, asset and mortgage-backed securities), U.S. Government securities, municipal securities (including general and special obligation securities and industrial revenue bonds), money market instruments (such as commercial paper and bankers' acceptances) and other financial instruments.

         The Small Company Value Fund also may invest in unlisted securities and securities traded in the over-the-counter markets. The Small Company Value Fund may allocate a larger percentage of its assets to unlisted securities than would a typical large company mutual fund. The Small Company Value Fund may also:

         o purchase or sell options on securities and on indices to seek to enhance return or hedge its portfolio;
         o purchase or sell financial futures contracts and options thereon for hedging and risk management purposes;
         o   invest up to 20% of total assets in non-U.S. securities;
         o   invest up to 5% of total assets in rights or warrants; and
         o invest not more than 10% of net assets in instruments having no ready market.

         However, the Fund does not invest in restricted securities.


DLJ WINTHROP FIXED INCOME FUND

         Goal: The investment objective of the DLJ Winthrop Fixed Income Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in debt securities, including, without limitation, convertible and non-convertible debt securities of domestic and foreign companies, including both well-known and established and new and lesser-known companies. The Fund invests at least 80% of its assets at the time of investment in debt securities. Total return means the sum of net investment income (if any) and realized and unrealized gains less losses.

--------------------------------------------------------------------------------
                         (continued from previous page)

The Fund may also invest in unlisted securities. Investments in unlisted securities may be less liquid and more volatile than investments in listed securities and could result in losses if they had to be sold quickly.

The Fund may also invest in non-U.S. securities. Not only do non-U.S. securities carry the same risks as securities of U.S. companies, they also have the added risks of generally being traded in less liquid markets than U.S. securities, involve political systems, economies and markets that may not be as developed as in the U.S. and may be issued by companies that are not subject to reporting requirements that are as rigorous as those imposed on U.S. issuers.

The Fund also may invest in options, warrants and financial futures contracts. Selecting options, warrants and financial futures contracts involves determinations as to how a particular security, index, interest rate, or currency will change. If the Adviser is wrong on its prediction, the Fund could lose money. In addition, such instruments may not be available, or if available, may be too expensive to utilize. See "Additional Information on Investment Policies and Risks."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20

         Capital preservation means minimizing the risk of capital loss in a period of falling prices (rising interest rates) for debt securities.

         Strategy: This Fund invests in and holds debt securities that the Adviser believes will maximize total return at a level consistent with capital preservation. The average maturity of this Fund's portfolio is adjusted based on the Adviser's assessment of relative yields on debt securities and expectations of future interest rate patterns.

         A change in the price of a debt security generally is inversely related to market interest rates. This means that the value of the Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. In general, as the average maturity of the portfolio increases, so does the potential volatility in share price. In normal circumstances, the Fixed Income Fund invests at least 65% of the value of its total assets in fixed income securities. The Fund may hold cash and short-term fixed income securities and may enter into repurchase agreements for temporary defensive purposes as determined by the Adviser without regard to the above limits. A temporary defensive position could affect the Fund's ability to achieve its investment objective.

         Investments: The Fixed Income Fund may invest in bonds, including municipal bonds (taxable and tax-exempt) and other debt securities, rated Aaa, Aa, A or MIG-1 by Moody's Investors Service, Inc. ("Moody's"), or AAA, AA, A or SP-1 by Standard & Poor's Ratings Group ("S&P"), U.S. Government securities, obligations issued or guaranteed by national or state bank holding companies, and commercial paper rated Prime-1 by Moody's or A-1+ or A-1 by S&P.

         The Fixed Income Fund may also invest not more than 25% of its total assets in lower-rated debt securities that are not rated below BBB or SP-2 by S&P or Baa or MIG-2 by Moody's to the extent the Adviser views such investments as consistent with this Fund's investment objective. (See "Additional Information on Investment Policies and Risks" for a description of securities rated BBB by S&P and Baa by Moody's.) The Fixed Income Fund may enter into repurchase agreements, terminable within seven days or less, involving U.S. Treasury securities, with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Fixed Income Fund may invest up to 10% of its assets in restricted securities and in instruments having no ready market value.

--------------------------------------------------------------------------------
Risks for the Fixed Income
Fund and the Municipal                                      [GRAPHIC]
Trust Fund:

While these Funds seek investments that will satisfy their investment objectives, the Funds' investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of the securities. The Funds' Adviser seeks to limit this risk generally by selecting higher-quality debt securities.

In addition, the Funds are subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

Each Fund may invest in unlisted securities. Unlisted securities may be less liquid and more volatile than listed securities and could result in losses if they had to be sold quickly. The Municipal Trust Fund is also subject to risks of investing in municipal securities. These risks include uncertainties regarding the securities' tax statuses, political and legislative changes and the rights of their holders. These factors could adversely affect your investment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
High Quality Ratings:                                       [GRAPHIC]

High quality ratings are Aaa, Aa, A or MIG-1 by Moody's, or AAA, AA, A or SP-1 by S&P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DLJ WINTHROP MUNICIPAL TRUST FUND


         Goal: The investment objective of the DLJ Winthrop Municipal Trust Fund is to provide as high a level of total return as is consistent with capital preservation by investing principally in high-grade tax-exempt municipal securities. This investment objective, unlike that of most other municipal bond funds, is not to provide current income exempt from federal and/or state income tax. Total return means the sum of net investment income and capital gains less capital losses. The Municipal Trust Fund intends to distribute annually its net capital gains. Such distributions, if any, will be taxable to a shareholder as capital gain. (See "Dividend and Distribution Information" and "Taxes.")


         Strategy: The Municipal Trust Fund attempts to maximize total return by actively managing the maturities of the bonds in its portfolio to reflect the Adviser's assessment of anticipated interest rate movements and relative yields. The Municipal Trust Fund currently maintains an average maturity of between 5 and 10 years in order to help reduce the interest rate risk associated with investing in long-term bonds. However, the Fund may adjust this average maturity as the Adviser's views on interest rate movements change, shortening maturities in periods of rising interest rates and lengthening maturities in periods of falling interest rates. The Fund attempts to supplement total return by identifying and purchasing undervalued municipal securities.


         As with any fixed income investment, the success of these strategies depends upon the Adviser's ability to accurately forecast changes in interest rates and to assess the value of municipal securities. You should be aware that there are no assurances that the Fund's investment strategies will be successful. (See "Risks for the Fixed Income Fund and the Municipal Trust Fund" on page 21.)

         Investments: The Municipal Trust Fund seeks to achieve its objective by investing primarily in a diversified portfolio of high-grade, intermediate-term municipal securities. Municipal securities fall into two principal classes: bonds and notes, both of which may have fixed, variable or floating rates of interest. The Fund invests in tax-exempt municipal bonds and notes which are rated Aaa, Aa, A or MIG-1 by Moody's or AAA, AA, A or SP-1 by S&P. The Fund may also invest up to 25% of its total assets in lower-rated municipal securities to the extent the Adviser views such investments as consistent with this Fund's investment objective. (See "Additional Information on Investment Policies and Risks" -- "Investment-Grade Debt Securities" for a description of securities rated BBB by S&P and Baa by Moody's.) The Fund may also invest in unrated municipal securities when the Adviser believes they are of comparable quality to that of rated securities and are consistent with the Fund's objective and policies.


         Because a change in the market value of a debt security generally is inversely related to market interest rates, the market value of the Municipal Trust Fund's investments will tend to decrease during periods of rising interest rates and to increase during periods of falling rates. In general, as the average maturity of the portfolio increases, so does the potential volatility in share price. Fluctuations in market value of the Municipal Trust Fund's portfolio resulting from fluctuations in interest rates will generally be greater at times when the average maturity of the Municipal Trust Fund's portfolio is longer.


         The Municipal Trust Fund may enter into repurchase agreements, terminable within seven days or less. The Fund may also invest in restricted securities, in instruments having no ready market value and municipal bonds that are subject to the alternative minimum tax. The Municipal Trust Fund reserves the right to hold cash and short-term fixed income

--------------------------------------------------------------------------------
22
         securities and to enter into repurchase agreements as necessary for temporary defensive or emergency purposes as determined by the Adviser without regard for the above limitation. A temporary defensive position could affect the Fund's ability to achieve its investment objective. Dividends of the Municipal Trust Fund will consist of income exempt from federal income tax, income subject to the federal alternative minimum tax ("AMT"), and taxable ordinary income and capital gains. (See "Dividend and Distribution Information" and "Taxes.")

DLJ WINTHROP OPPORTUNITY FUNDS'
INVESTMENT OBJECTIVES AND POLICIES
The International Funds
DLJ WINTHROP DEVELOPING MARKETS FUND

         Goal: The investment objective of the DLJ Winthrop Developing Markets Fund is long-term growth of capital by investing primarily in common stocks and other equity securities in developing countries. Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of developing countries.

         Strategy: The Fund seeks to identify those countries and industries where economic and political factors are likely to produce above average growth rates. The Fund seeks to invest in those companies and in such industries and countries that are best positioned and managed to take advantage of these economic and political factors. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different developing countries.

         Investments: Equity securities include common and preferred stock, warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depository receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depository receipts or other securities restricted or otherwise representing underlying shares of non-U.S. issuers. This Fund may purchase a limited amount of illiquid securities. The Fund may enter into forward foreign currency exchange contracts to attempt to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk man-


--------------------------------------------------------------------------------
Developing Markets                                               [GRAPHIC]
Fund Risks:

Like any investment, an investment in the Developing Markets Fund is subject to risk and you could lose money. While the Fund selects investments that the Fund believes will experience long-term appreciation, their value could decline. The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets. Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than U.S. commissions and the expense of maintaining securities with non-U.S. custodians.

In addition to the general risks of investing in non-U.S. securities, characteristics of developing countries may affect certain investments, such as national policies that restrict foreign investment and the absence of developed legal structures governing private property and private and foreign investments. The typically small size of securities markets and the possibility of a low or nonexistent volume of trading in developing countries may also result in a lack of liquidity and substantial price volatility.

You should be aware that investing in developing countries generally involves exposure to economic structures that are generally less diverse and mature, and to political systems with less stability than those of developed countries.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         agement purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio.

         As used in this Prospectus, a company in a developing country is an entity for which either the principal securities trading market is in a developing country, it is organized under the laws in a developing country or it has its principal office in a developing country. The Fund invests primarily in countries represented within the MSCI Emerging Markets Free Index. Those countries currently include Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Mexico, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Sri Lanka, Taiwan, Thailand, Turkey and Venezuela. The Fund generally does not invest more than 25% of its total assets in developing countries not represented within the MSCI Emerging Markets Free Index.

         For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."


DLJ WINTHROP INTERNATIONAL EQUITY FUND

         Goal: The investment objective of the DLJ Winthrop International Equity Fund is long-term growth of capital by investing primarily in common stocks and other equity securities from established non-U.S. markets. During normal market conditions, the Fund invests most of its assets in securities of issuers from at least three different countries outside the United States. The Fund may invest in securities of companies incorporated in the United States but having their principal activities and interests outside of the United States.

         Strategy: In pursuing its investment objective, the International Equity Fund attempts to diversify its equity investments primarily among countries represented within the EAFE Index. Those countries currently include Australia, Austria, Belgium, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Portugal, Singapore, Spain, Switzerland, the United Kingdom, and the Scandinavian countries. The Fund generally does not intend to invest more than 10% of its total assets in countries not represented within the EAFE Index.

         This Fund seeks to identify countries and industries with favorable growth prospects. Then the Fund invests in the companies in such countries and industries that are reasonably valued. Typically these companies offer reliable earnings and high quality management.

         Investments:  Equity securities include common and preferred stock,

--------------------------------------------------------------------------------
ADRs:                                                       [GRAPHIC]

ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of the underlying securities issued by a non-U.S. corporation.

EDRs and GDRs are Depositary Receipts typically issued by non-U.S. banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of the underlying securities issued by either a non-U.S. or a U.S. corporation.

--------------------------------------------------------------------------------
The International Funds may from time to time take a defensive position by holding all or a portion of the Fund in other types of securities, including commercial paper, bankers' acceptances, short-term debt securities (corporate and government) or government and high quality money market securities of U.S. and non-U.S issuers, repurchase agreements, time deposits or cash (foreign currencies or U.S. dollars). The International Funds may also temporarily hold cash and invest in high quality foreign or domestic money market instruments with up to 35% of their assets, pending investment of proceeds from new sales of International Funds' shares or to meet ordinary daily cash needs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
24
         warrants, rights or options that are convertible into common stock, debt securities that are convertible into common stock, depositary receipts for those securities and other classes of stock that may exist. The Fund may purchase non-U.S. securities in the form of sponsored or unsponsored depositary receipts or other securities representing underlying shares of non-U.S. issuers. This Fund may invest a limited amount of its assets in restricted or otherwise illiquid securities. The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes. The Fund may purchase and sell financial futures contracts and related options, without limitation, for bona fide hedging purposes. Subject to the foregoing, the value of all financial futures contracts sold will not exceed the total market value of the Fund's portfolio.

         For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."


The Money Funds
DLJ WINTHROP MUNICIPAL MONEY FUND

         Goal: The DLJ Winthrop Municipal Money Fund seeks maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxation to the extent described herein.

         Strategy: The Fund pursues its objectives by investing at least 80% of its total assets in municipal securities. One hundred percent of the securities the Fund invests in are high quality having remaining maturities of one year or less, although their maturities may extend to 397 days. The Fund reserves the right to lower the percentage of investments in municipal securities if economic or political conditions warrant. To increase the Fund's ability to reach its investment objectives, the dollar weighted average maturity of its portfolio securities is always 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the Municipal Money Fund's investments could cause its net asset value per share to deviate from $1.00.

         Investments: Normally, substantially all the Municipal Money Fund's income will be exempt from Federal income taxation. Such income may be subject to state or local and/or Federal AMT income taxes. The Fund invests in municipal notes and short-term municipal bonds, which may have fixed, variable or floating rates of interest. Municipal

--------------------------------------------------------------------------------
Risks for the International                                 [GRAPHIC]
Equity Fund:

Like any investment, an investment in the International Equity Fund is subject to risk and you could lose money. While the Fund selects investments the Fund believes will experience long-term appreciation, their value could decline.

The Fund is also subject to risks that affect equity securities markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

There are certain risks involved in investing in non-U.S. securities, in addition to the risks inherent in U.S. investments. These risks may include currency fluctuations, currency revaluations, adverse political and economic developments, currency exchange blockages, foreign governmental laws or restrictions, reduced public information concerning issuers, and the lack of uniform accounting, auditing and financial reporting standards and other regulatory practices and requirements comparable for domestic companies.

Furthermore, non-U.S. securities may be less liquid and more volatile than comparable U.S. securities. There is also a possibility of expropriation, nationalization, confiscatory taxation, and limitations on use or removal of funds or assets.

Investments in non-U.S. securities may result in higher expenses due to currency conversions, brokerage commissions which generally are higher than
U.S. commissions and the expense of maintaining securities with non-U.S. custodians.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         securities with variable rates may include participation interests in industrial development bonds which may be backed by letters of credit from banking or other financial institutions. The letters of credit of any single institution in respect of all variable rate obligations will not cover more than the allowable percentage of the Municipal Money Fund's total assets in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended ("1940 Act"). For a more complete discussion of Municipal Securities, see "Additional Information on Investment Policies and Risks--Municipal Securities." All of the Fund's municipal securities at the time of purchase are rated within the two highest quality ratings of Moody's or S&P's, or judged by the Adviser to be of comparable quality.

         The Municipal Money Fund may also invest without limitation in tax-exempt municipal securities subject to the AMT. (See "Dividend and Distribution Information" and "Taxes.")

         The Municipal Money Fund may invest to a limited extent in stand-by commitments, delayed-delivery, when-issued securities and other illiquid securities. This Fund may also invest a small percentage of its net assets in municipal leases, which are leases or installment purchases used by state and local governments as a means to acquire property, equipment or facilities without involving debt issuance limitations. The Fund may from time to time invest in taxable securities including obligations of the U.S. Government and its agencies, high quality certificates of deposit and bankers' acceptances, prime commercial paper, and repurchase agreements.

         For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."


DLJ WINTHROP U.S. GOVERNMENT MONEY FUND

         Goal: The DLJ Winthrop U.S. Government Money Fund seeks maximum current income, consistent with liquidity and safety of principal.

         Strategy: This Fund pursues its objectives by maintaining a portfolio of high quality money market securities, including the types described in the succeeding paragraph, which at the time of investment generally have remaining maturities of one year or less. Some maturities may extend to 397 days. The dollar weighted average maturity of the U.S. Government Money Fund's portfolio securities will vary, but will always be 90 days or less. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the U.S. Government Money Fund's investments could cause its net asset value per share to deviate from $1.00.

--------------------------------------------------------------------------------
Risks for the Municipal                                          [GRAPHIC]
Money Fund:

Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. This Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in this Fund. To seek to reduce investment risk, the Municipal Money Fund may not invest in the securities of any one issuer, (except the U.S. Government), in excess of the percentage of the Municipal Money Fund's total assets allowed under Rule 2a-7 of the 1940 Act.

The Municipal Money Fund earns income at current money market rates and its yield varies from day to day and generally reflects current short-term interest rates and other market conditions. It is important to note that neither the Municipal Money Fund nor its yield are insured or guaranteed by the U.S. Government.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
26

         Investments: The Fund invests in U.S. Government Securities, including issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes. The Fund also invests in repurchase agreements that are collateralized in full each day by eligible mortgage related securities or the types of securities listed above. These agreements are entered into with `primary dealers' (as designated by the Federal Reserve Bank of New York) in U.S. Government Securities. This type of investment could create a loss to the Fund if, in the event of a dealer default, the proceeds from the sale of the collateral were less than the repurchase price. In addition, if the seller of repurchase agreements becomes insolvent, the Fund's right to dispose of the securities might be restricted. Investments in young companies with limited operating histories may involve risks not present in investments in established and well-known companies.

         In addition to the investments listed, the Money Funds may take temporary defensive measures by holding other types of securities which are permitted by Rule 2a-7 of the 1940 Act.

         For additional information on the use, risks and costs of the above referenced policies and practices, see "Additional Information on Investment Policies and Risks."


DLJ WINTHROP HIGH INCOME FUND

         Goal: The DLJ Winthrop High Income Fund seeks a high level of current income and a secondary objective of capital appreciation. This Fund is not recommended for investors whose principal objective is assured income or capital preservation.

         Strategy: This Fund seeks to achieve its investment objectives by investing in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S & P), or, if unrated, are of comparable quality. Securities rated Baa or lower by Moody's and BBB or lower by Standard & Poor's are commonly known as "junk bonds". These bonds are considered by those rating agencies to have speculative characteristics. These bonds can be expected to provide higher yields. However these securities may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher-rated fixed-income securities. Investment in such high-yield securities entails relatively greater risk of loss of income or

--------------------------------------------------------------------------------
U.S. Government Money                                              [GRAPHIC]
Fund Risks:

Like any money market fund investment, this investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

This Fund seeks to preserve the value of your investment at $1.00 per share, however, it is possible to lose money by investing in this Fund.

The U.S. Government Money Fund earns income at current money market rates and its yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.

It is important to note that neither the U.S. Government Money Fund nor its yield is insured or guaranteed by the U.S. Government.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
To maintain portfolio diversification                                 [GRAPHIC]
and reduce investment risk, the Money
Funds do not:

(1) borrow Money, except from banks on a temporary basis or via entering into reverse repurchase agreements to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests (the borrowings are not used to purchase investments); or

(2) pledge, hypothecate or in any manner transfer, as security for indebtedness, its assets, except to secure such borrowings.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         principal.

         Investments: This Fund seeks to achieve its objective by investing primarily in a diversified portfolio of lower rated fixed-income securities including convertible and non-convertible debt securities and preferred stock. The Fund may also hold assets in cash or cash equivalents. This Fund generally does not invest in common stocks, rights or other equity securities. From time to time, the Fund may acquire or hold such securities (if consistent with its objectives) when they are acquired in unit offerings with fixed-income securities or in connection with an actual or proposed conversion, exchange or restructuring of fixed-income securities.

         Selection and supervision by the management of the Fund of investments in lower-rated fixed-income securities involves continuous analysis of individual issuers, general business conditions and other factors. The furnishing of these services does not, of course, guarantee successful results. The Adviser's analysis of issuers includes, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity and interest rates, the availability of new investment opportunities, and the economic outlook for specific industries. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and consequently, the High Income Fund may invest, without limit, in unrated securities. The Fund's ability to achieve its investment objective may depend on the Adviser's own credit analysis to a greater extent than the Funds that invest in higher-rated securities.

         Although the High Income Fund primarily invests in lower-rated securities, it will generally not invest in securities rated at the time of investment in the lowest rating categories (Ca or below for Moody's and CC or below for S&P). Securities which are subsequently downgraded may continue to be held and will be sold only if, in the judgment of the Adviser, it is advantageous to do so.


--------------------------------------------------------------------------------
High Income Fund Risks:                                               [GRAPHIC]

While the Fund seeks investments that will satisfy our investment objective, our investments could decline in value and you could lose money. Concerns about an issuer's ability to repay its borrowings or to pay interest will adversely affect the value of its securities. The Fund is also subject to risks that affect the bond markets in general, such as general economic conditions and adverse changes (generally increases) in interest rates.

The market value of longer maturity debt securities, like those held by the Fund, is more sensitive to interest rate changes than the market value of shorter maturity debt securities. In addition, the Fund's investments in lower grade securities will subject investors to additional risk than normally experienced in other fixed income securities.

Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to pay the principal and interest. Issuers of lower grade securities are more likely to experience financial stress in periods of economic downturn or rising interest rates. The issuer's ability to service its debt may be adversely affected by poor management, inability to meet business forecasts or unavailability of additional financing.

There is a higher default rate with lower grade securities because they may be unsecured or subordinate to other securities of the issuer. There are fewer dealers in lower grade securities which may make the market less liquid and cause larger differences in prices quoted than that of higher-rated fixed income securities.

In addition, the Fund may incur additional expense when it is required to seek recovery upon a default or restructuring.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
28

ADDITIONAL INFORMATION ON INVESTMENT POLICIES AND RISKS

         The following general investment policies and risks supplement those set forth above for each Fund.

         Equity Securities. "Equity securities" include common stock, preferred stock (including convertible preferred stock), bonds convertible into common or preferred stock, rights and warrants, equity interests in trusts and depositary receipts for equity securities.

         Convertible Securities. A "convertible security" is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common or preferred stock of the same or a different issuer. Convertible securities have characteristics of both bonds and equity securities. Like a bond, a convertible security tends to increase in market value when interest rates decline and tends to decrease in market value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

         Warrants. A "warrant" gives the holder thereof the right to buy equity securities at a specific price during a specified period of time. Warrants tend to be more volatile than the underlying security, and if at a warrant's expiration date the security is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the underlying security is trading at a price higher than the price set in the warrant, the holder of the warrant can acquire the stock at a price below its market value.

         Mortgage and Asset-Backed Securities. Except for the Municipal Trust Fund, the DLJ Winthrop Funds may invest in mortgage and asset-backed securities. "Mortgage-backed securities" are securities that directly or indirectly represent a participation in, or are secured by and payable from mortgage loans on real property, including pass-through securities such as Ginnie Mae, Fannie Mae and Freddie Mac Certificates. The yield and credit characteristics of mortgage-backed securities differ in a number of respects from traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayment of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of other factors. In general, changes in the rate of prepayment on a security will change the yield to maturity of that security. Under certain interest rate or prepayment rate scenarios, a Fund may fail to recoup fully its investment in such securities notwithstanding the credit quality of the issuers of such securities. Based on historic prepayment patterns, amounts available for reinvestment are likely to be greater during a period of declining interest rates and, thus, are likely to be reinvested at lower interest rates, than during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

         Asset-Backed Securities. "Asset-backed securities" have similar structural characteristics to mortgage-backed securities, but the underlying assets include assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements, rather than mortgage loans or interests in mortgage loans. Asset-backed securities present certain risks that are not present in mortgage-backed securities; primarily, these securities do not have the benefit of the same security interest in the related collateral. There is

--------------------------------------------------------------------------------

                     DLJ WINTHROP FUNDS PURCHASE APPLICATION

THE DLJ WINTHROP FOCUS FUNDS                         THE DLJ WINTHROP OPPORTUNITY FUNDS
DLJ Winthrop Growth Fund                             DLJ Winthrop International Equity Fund
DLJ Winthrop Growth and Income Fund                  DLJ Winthrop Developing Markets Fund
DLJ Winthrop Small Company Value Fund                DLJ Winthrop High Income Fund
DLJ Winthrop Fixed Income Fund                       DLJ Winthrop Municipal Money Fund
DLJ Winthrop Municipal Trust Fund                    DLJ Winthrop U.S. Government Money Fund

Complete the entire application and return it to your financial advisor or mail it to: DLJ WINTHROP FUNDS, C/O FIRST DATA INVESTOR SERVICES, INC., P.O. BOX 61503, (211 S. GULPH RD.), KING OF PRUSSIA, PA 19406-3101. For assistance, call
(800) 225-8011, option 2.

                            1.  ACCOUNT REGISTRATION

     Today's Date:________________________, Yr _____           Existing Account #______________________________
                                                               (if applicable)

/ / INDIVIDUAL OR JOINT ACCOUNT
                                                                                         -     -
------------------------------------------------------------------               ----------------------
Owner's Name (first name)          (MI)        (last name)                       Social Security Number
                                                                                 (required to open account)
------------------------------------------------------------------
Joint Owner's Name (first name)    (MI)        (last name)  *Joint Tenants with right of survivorship unless otherwise indicated.

/ / GIFT TO A MINOR

---------------------------------------------------------------
Custodian (first name)         (MI)          (last name)

---------------------------------------------------------------
Minor (first name)             (MI)          (last name)

       -      -
----------------------                                         UNDER THE _________ UNIFORM GIFTS TO MINORS ACT
Minor's Social Security Number (required to open account)      (Minor's state residence)

/ / OTHER
                                                                                         -     -
------------------------------------------------------------------               ----------------------
Name of corporation, organization, trust, etc.                                        Tax ID Number

/ / ADDRESS

-------------------------------------------------------------------------------------------------------
Street                                             City             State

-------------------------------------------------------------------------------------------------------
Zip Code                              Daytime Phone                                Evening Phone

                             2.  INITIAL INVESTMENT

Please indicate the dollar amount you will invest in each Fund and the class of shares you will purchase. If no class is selected, Class A shares will be purchased. Initial minimum per fund is $250. Maximum for Class B is $250,000. Minimums are waived for SEP, SIMPLE, 401(k), 403B and 457 plans. Subsequent purchases can be made for $25 or more. MAKE CHECKS PAYABLE TO DLJ WINTHROP FUNDS.

                                                         $ AMOUNT                       CLASS(FUND NUMBER)
                                                           ------                       ------------------
DLJ Winthrop Growth Fund                              ---------------       / / Class A (530)        / / Class B (630)
DLJ Winthrop Growth and Income Fund                   ---------------       / / Class A (535)        / / Class B (635)
DLJ Winthrop Small Company Value Fund                 ---------------       / / Class A (534)        / / Class B (634)
DLJ Winthrop Fixed Income Fund                        ---------------       / / Class A (531)        / / Class B (631)
DLJ Winthrop Municipal Trust Fund                     ---------------       / / Class A (536)        / / Class B (636)
DLJ Winthrop International Equity Fund                ---------------       / / Class A (541)        / / Class B (641)
DLJ Winthrop Developing Markets Fund                  ---------------       / / Class A (540)        / / Class B (640)
DLJ Winthrop High Income Fund                         ---------------       / / Class A (544)        / / Class B (644)
DLJ Winthrop Municipal Money Fund                     ---------------       (042)
DLJ Winthrop U.S. Government Money Fund               ---------------       (043)

                    3.  REDUCED SALES CHARGES (CLASS A ONLY)

If you, your spouse or minor children currently own shares in DLJ Winthrop Funds, you may be eligible for a reduced sales charge. List any existing accounts to be considered and, if eligible, complete the Rights of Accumulation or the Letter of Intent sections below.

-----------------------------  -----------------------  ------------------------------  --------------------------
Fund                           Account Number           Fund                            Account Number

-----------------------------  -----------------------  ------------------------------  --------------------------
Fund                           Account Number           Fund                            Account Number

/ / RIGHT OF ACCUMULATION Please link the accounts listed above for Right of Accumulation privileges so that this purchase will receive any allowable discount.

/ / LETTER OF INTENT I agree to the terms of the Letter of Intent set forth in the prospectus (including escrowing of shares). Although I am not obligated to do so, it is my intention to invest the following amount over a 13-month period in one or more DLJ Winthrop Funds in an aggregate amount at least equal to:

  / / $50,000  / / $100,000  / / $250,000  / / $500,000  / / $1,000,000
If the full amount indicated is not purchased within 13 months, I understand an additional sales charge must be paid from my account.

                            4.  DISTRIBUTION OPTIONS

If no instructions are given, all distributions will be reinvested in additional shares of the Fund.

INCOME DIVIDENDS (SELECT ONE):               / / Reinvest    / / Pay in cash    / / Use Dividend Direction Option
CAPITAL GAINS DISTRIBUTION (SELECT ONE):     / / Reinvest    / / Pay in cash    / / Use Dividend Direction Option

DIVIDEND DIRECTION OPTION -- I/we hereby authorize and request that my/our distributions be either (A) paid to the person and/or address designated below or (B) reinvested into my/our account which we currently maintain in another DLJ Winthrop Fund:


A.
      -------------------------------------------------------------------------------------------------
      Name                              Address

      -------------------------------------------------------------------------------------------------
      City, State, Zip
      Account or Policy Number (if applicable) ____________________________________________

B.
      -------------------------------------------------------------------------------------
      Fund Name                                      Existing Account Number

      -------------------------------------------------------------------------------------
      Fund Name                                      Existing Account Number

                            5.  SHAREHOLDER OPTIONS

A. AUTOMATIC MONTHLY INVESTMENT PLAN -- ($25 MINIMUM)

       I hereby authorize DLJ Winthrop to draw on my bank account on or about the / / 10th / / 15th or / / 20th day of each month for regular investment in my Fund account in the amount(s) referenced below.
       ATTACH A PREPRINTED VOIDED CHECK FROM THE BANK ACCOUNT YOU WISH TO USE.

                                      $                                                     $
------------------------------------  --------------  ------------------------------------  --------------
Fund Name                             Amount          Fund Name                             Amount

------------------------------------  --------------  ------------------------------------  --------------
Individual Account Owner Signature    Date            Joint Account Owner Signature         Date

B. TELEPHONE TRANSACTIONS

       TELEPHONE EXCHANGE PRIVILEGE -- I understand that unless I have checked the box below, this privilege will automatically apply.
       NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.

       / / I do not elect the telephone exchange privilege.

       TELEPHONE REDEMPTION PRIVILEGE -- I authorize the Funds or their transfer agent to effect the redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent. I understand that unless I have checked a box below, this redemption privilege will automatically apply: mail redemption proceeds to the name and address in which my Fund account is registered.

       I do not elect the proceeds to be mailed. I authorize the following:

       / / Deposit via automated clearing house (ACH) to the commercial bank referenced in Section 6

       / / Wire redemption proceeds to the bank referenced in Section 6 and charge my Fund account the applicable wire fee

       / / I do not elect the telephone redemption privilege

       NOTE: The maximum telephone redemption amount is $50,000. Telephone redemption checks will only be mailed to the name and address of record; and the address must have no change within the last 30 days.

C. SYSTEMATIC CASH WITHDRAWAL PLAN (ALSO COMPLETE SECTION E) -- ($50 MINIMUM)
   In order to establish systematic withdrawal, an investor must own or purchase shares of the Fund having a current value of at least $10,000.

FUND                                   AMOUNT
----                                   ------
-------------------------------        ------       Frequency:  / / monthly  / / quarterly  / / semi-annually  / / annually

-------------------------------        ------       Frequency:  / / monthly  / / quarterly  / / semi-annually  / / annually

   Payments under this plan should be sent:

   / / By check to the name and address in which my/our Fund account is registered

   / / By automated clearing house (ACH) deposits to my bank and account referenced in Section 6

   / / By wire to the bank account referenced in Section 6 and charge my Fund account the applicable wire fee

   / / By check to the Special Payee referenced below:


    ----------------------   ---------------------------  ----------------------
    Name of Payee            Account or Policy Number     Address
                             (if applicable)

    NOTE: Systematic withdrawals selected on a semi-annual or annual basis are not eligible for DLJ Winthrop's CDSC waiver.


D. AUTOMATIC EXCHANGE PLAN (ALSO COMPLETE SECTION E) -- ($50 MINIMUM)

                                                                            SHARE CLASS*                     FREQUENCY
FROM* FUND                            TO FUND                               (CIRCLE ONE)     AMOUNT        (CIRCLE ONE)+
----------                            -------                               ------------     ------        -------------
----------------------------------    ----------------------------------       A or B      -----------        M Q S A

----------------------------------    ----------------------------------       A or B      -----------        M Q S A

   * Automatic exchange selection must be between DLJ Winthrop Funds WITHIN THE SAME SHARE CLASS unless it is directed to a DLJ Winthrop Money Fund, in which class designation is not required. Automatic exchanges are only available for accounts with identical registrations.

   + Monthly, quarterly, semi-annually or annually.

E. WITHDRAWAL OR EXCHANGE DATE
   / / I authorize this service to begin on the / / 5th / / 10th / / 15th or / / 25th day of ______________ , Yr_____.

F. CONSOLIDATED ACCOUNT STATEMENTS
   If you prefer to receive one quarterly combined statement instead of individual account statements, please reference the DLJ Winthrop Fund name (include share class) and account numbers that you would like consolidated.

------------------------------------------------------        ----------------------------------------------------------
Fund Name             Class             Account Number        Fund Name               Class               Account Number

------------------------------------------------------        ----------------------------------------------------------
Fund Name             Class             Account Number        Fund Name               Class               Account Number

--------------------------------------------------------------------------------
                    CHECKWRITING APPLICATION / SIGNATURE CARD

Check the DLJ Winthrop Money Fund(s) that is (are) to have checkwriting privileges. Minimum check amount: $100.

            [ ] MUNICIPAL MONEY FUND                            [ ] U.S. GOVERNMENT MONEY FUND

------------------------------------------------       ------------------------------------------------
Fund or Brokerage Account Number (if applicable)       Fund or Brokerage Account Number (if applicable)

Checkwriting is available only for accounts holding shares not subject to DLJ Winthrop's contingent deferred sales charge. By signing this checkwriting privilege authorization, the undersigned agree(s): (1) the use of the Money Funds' checkwriting privilege shall be subject to all of the terms and conditions contained in the Funds' prospectus in effect at the time each check is presented, and to the rules and regulations as set forth on the reverse side of this form; and (2) each signatory guarantees the genuineness of the other's signature.

            ALL REGISTERED OWNER(S) OF THE FUND(S) MUST SIGN BELOW:

Account Name(s) as Registered                Social Security Number        Authorized Signature*

------------------------------------------   --------------------------    ----------------------------

------------------------------------------   --------------------------    ----------------------------

------------------------------------------   --------------------------    ----------------------------

* For joint accounts, all owners, or their legal representatives, must sign this card.

[ ] Check here if all signatures are required on checks. [ ] Check if not all signatures are required on checks. Number of signatures required ______.

                          6. BANK ACCOUNT INFORMATION

To be completed if applicable under Shareholder Options--Sections B or C. ATTACH VOIDED BLANK CHECK FROM YOUR BANK ACCOUNT TO THIS FORM.


---------------------------------------------------     -----------------------------------------------
Name of Bank                                            Branch (if applicable)

---------------------------------------------------     -----------------------------------------------
Name in which Bank Account is Established               Bank Account Number

                          7. SHAREHOLDER AUTHORIZATION

     By agreeing to the above telephone privileges, I agree that neither the DLJ Winthrop Funds, the Advisers, the Subadviser nor any transfer agent for any of the foregoing will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf that the Funds reasonably believe to be genuine, and that neither the Funds nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Funds at any time. I understand and agree that the Funds reserve the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

     I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

     The person(s), if any, signing on behalf of the investor (i.e. corporation, organization, trust, etc.) represent and warrant that they are authorized to sign this application and purchase, redeem or exchange shares on behalf of such investor.

     REQUIRED BY FEDERAL TAX LAW TO AVOID 31% BACKUP WITHHOLDING: I certify under penalties of perjury that the social security or taxpayer identification number entered in Section 1 is correct and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked this box: / / I AM SUBJECT TO BACKUP WITHHOLDING.

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
WITHHOLDING:

--------------------------------------------------      ------------------------
Signature                                               Date

--------------------------------------------------      ------------------------
Signature                                               Date

(If an institution, please include documentation establishing authorized signatories.)


                           DEALER/AGENT AUTHORIZATION

We guarantee the signature(s) set forth in Section 7, as well as the legal capacity of the shareholder.

Name                         ____________________________   Dealer No.            _______________________

Office Name                  ____________________________   Branch Office No.     _______________________

Office Address               ____________________________

                             ____________________________

Representative's Name        ____________________________   Representative's No.  _______________________

Representative's Phone No.   (   )___ - _________________   Authorized Signature  _______________________

--------------------------------------------------------------------------------

                       CHECKWRITING TERMS AND CONDITIONS

1. REDEMPTION AUTHORIZATION: The Signatory(s) whose signature(s) appear on the reverse side, intending to be legally bound, hereby agree each with the other and with UMB Bank, n.a. (Bank) that the Bank is appointed agent for such person(s) and, as such agent, is directed to request First Data Investor Services, Inc., the Transfer Agent of the DLJ Winthrop Money Funds (each a Fund and collectively the Funds), to redeem shares of the Fund registered in the name of such Signatory(s) upon receipt of, and in the amount of, checks drawn upon the above numbered account. The Fund or its Transfer Agent shall deposit the proceeds of such redemptions in said account or otherwise arrange for application of such proceeds to payments of said checks. The Bank and the Transfer Agent are expressly authorized to commingle such proceeds in this account with the proceeds of the redemption of the shareholders of the Fund. The Signatory(s) understand that the Bank may also act as an agent and custodian for the Fund. The Bank and Transfer Agent are expressly authorized to honor checks as redemption instructions hereunder and may require signature guarantees in accordance with the policies stated in the Prospectus, but neither the Fund's Transfer Agent, the Bank, the Funds, the Funds' Adviser nor any clearing agent of the foregoing shall be liable for any loss or liability resulting from the absence of any such guarantee.

2. CHECK PAYMENT: The Signatory(s) authorize and direct the Bank to pay each check presented hereunder, subject to all laws and Bank rules and regulations pertaining to checking accounts. In addition, the Signatory(s) agree that: (a) No check shall be issued or honored, or any redemption effected, in an amount less than stated in the Prospectus; (b) No check shall be issued or honored, or redemption effected, for any amounts represented by shares unless payment for such shares has been made in full and any checks given in such payment have been collected through normal banking channels; (c) No check shall be honored unless the Fund has provided the Bank, from the proceeds of redemption or otherwise, collected funds for the payment of such check; (d) Checks issued hereunder cannot be cashed over the counter at the Bank; and (e) Checks shall be subject to any further limitations set forth in the Prospectus issued by the Fund including without limitation any additions, amendments and supplements thereto.

3. DUAL OWNERSHIP: If more than one person is indicated as a registered owner of the Fund shares, such as by joint ownership, ownership in common or tenants by the entirety, then (a) each registered owner must sign the signature card, (b) each registered owner must sign each check issued hereunder unless the parties have indicated on the front of this card that not all Signatory(s) need sign, in which case the Bank and the Transfer Agent are authorized to act upon the indicated number of signatures, and (c) each Signatory guarantees to Bank and Transfer Agent the genuineness and accuracy of the signature of the other Signatory(s).

4. TERMINATION: The Bank may at any time terminate this account, related share redemption service and Bank's agency for the Signatory(s) hereto without prior notice by Bank to any of the Signatory(s). The Funds may terminate this checkwriting privilege in accordance with the procedures stated in the Prospectus.

5. HEIRS AND ASSIGNS: These terms and conditions shall bind the respective heirs, executors, administrators and assigns of the Signatory(s).

         the possibility that recoveries of repossessed collateral may not, in some cases, be available to support payments on these securities. For example, in the event that the collateral underlying an asset-backed security must be disposed of, it may be difficult to convert that collateral into a stream of payments to be paid to the holders of the security.

         Municipal Securities. "Municipal securities" are either bonds or notes. Municipal bonds, which are longer-term debt obligations meeting long-term capital needs, are either "general obligation" bonds or "revenue" bonds. Payment of principal and interest on general obligation bonds is secured by the issuing municipality's pledge of its full faith and credit and taxing power. Payment on revenue bonds is met from the revenues obtained from a certain facility, class of facilities, special excise or other tax, but not from general tax revenues. Variations on these two classifications exist, such as revenue bonds backed by a municipality's general taxing power, or general obligation bonds backed by limited taxing power.

         Municipal notes are short-term debt obligations generally maturing in one year or less meeting short-term capital needs and are also either "general obligation" or "revenue" debt securities. They include tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and tax-exempt commercial paper.

         Municipal securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula, in order to minimize fluctuation in the value of the principal of the securities. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

         The Municipal Money Fund and Municipal Trust Fund may invest in variable rate obligations. Such adjustments minimize changes in the market value of the obligation, and accordingly, enhance the ability of such Funds to maintain a stable $1.00 net asset value. (See "Net Asset Value" on page 16.)

         Investment-Grade Debt Securities. All of the DLJ Winthrop Funds, may invest in debt securities of investment-grade quality. "Investment-grade debt securities" are debt securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization. Investment-grade debt securities may also include debt securities believed by the Adviser (on the basis of criteria believed by the Adviser to be comparable to that applied by such rating agencies) to be of comparable quality to debt securities so rated by the rating agencies.

         Debt securities rated Baa or higher by Moody's or BBB or higher by S&P are investment-grade securities. Securities rated BBB are regarded by S&P as having an adequate capacity to pay interest and repay principal; while such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Securities rated Baa by Moody's are considered to be medium-grade obligations. These securities are neither highly

--------------------------------------------------------------------------------
30
         protected nor poorly secured. The rating organization determines that interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. For a more complete description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information of each of the DLJ Winthrop Funds. The investment-grade limitations referenced for each Fund are applicable at the time of initial investment and a Fund may determine to retain securities of issuers which have had their credit characteristics downgraded.

         Repurchase Agreements. The DLJ Winthrop Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. Repurchase agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Adviser requires continual maintenance of collateral with a Fund's custodian in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral are less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Fund might be delayed in selling the collateral.

         Non-U.S. Securities. All of the DLJ Winthrop Funds, except the Money Funds and the Municipal Trust Fund, may invest in "non-U.S. securities". There are additional risks involved in investing in non-U.S. securities. These risks include those resulting from fluctuations in currency exchange rates, revaluation of currencies, and the possible imposition of currency exchange blockages. In addition, there are risks associated with future adverse political and economic developments and a limited availability of public information concerning issuers. Non-U.S. issuers typically are subject to different accounting, auditing and financial reporting standards. Securities of many non-U.S. companies may be less liquid and their prices more volatile than those of domestic companies. There is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of Funds or other assets of a non-U.S. issuer, including the withholding of dividends.

         Non-U.S. securities may be subject to taxes imposed by foreign governments that would reduce the net yield on such securities. Investment in non-U.S. securities may result in higher expenses due to the cost of converting foreign currency into U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges (which generally are higher than commissions on U.S. exchanges) and the expense of maintaining securities with non-U.S. custodians.

         Investments in non-U.S. securities include securities issued by European issuers. On January 1, 1999, the countries participating in the European Monetary Union ("EMU") implemented a new currency unit, the Euro, which is reshaping financial markets, banking systems and mon-

--------------------------------------------------------------------------------
Year 2000                                                              [GRAPHIC]
Readiness Disclosure

Many computer systems used today cannot tell the year 2000 from the year 1900 because of the way dates are encoded. This could be a problem when the year 2000 arrives and could affect securities trades, interest and dividend payments, pricing and accounting services.

Although the Funds can't guarantee that this won't be a problem, the Funds' service providers have been working on adapting their computer systems. They expect that their systems, and the systems of their service providers, will be ready for the new millennium.

In addition, issuers of securities may also encounter Year 2000 problems. If these problems are significant and are not corrected, the securities markets in general could decline and the issuers that have Year 2000 problems could see the prices for their securities decline. If a Fund owns securities of an issuer with a Year 2000 problem or securities markets in general decline, the NAV of the Fund would likely decline and you could lose money.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         etary policies in Europe and other parts of the world. Although it is not possible to predict the eventual impact of the Euro implementation plan on the Funds, the transition to the Euro may change the economic environment and behavior of investors, particularly in European markets. Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. The Funds are aware of such potential problems and are coordinating ways to prevent or alleviate their adverse impact on the Funds.

         Investment Companies. Certain funds may invest a limited amount of their assets in shares of other investment companies. Investments in other mutual funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities. In addition, such investments are subject to limitations under the 1940 Act and market availability. Currently, the International Funds and the Municipal Money Fund may invest in such investment companies if, in the judgment of the Adviser or Subadviser, the potential benefits of such investments justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Municipal Money Fund or an International Fund would bear its ratable share of that investment company's expenses, including its advisory and administrative fees. At the same time shareholders of the Municipal Money Fund or an International Fund would continue to pay their own management fees and other expenses.

         Options. A call option is a contract that gives the holder the right to buy from the seller the security underlying the call option at a pre-determined price while a put option is a contract that gives the buyer the right to require the seller to purchase the security underlying the put option at a pre-determined price. The Growth Fund and the Growth and Income Fund may write covered call options on individual securities or stock indices. For these Funds, this practice will only be used to minimize the effect of a market decline in the value of securities in their respective portfolios. We cannot guarantee that, should a Fund seek to enter into such transactions, it could do so at all or on terms that are acceptable. The Small Company Value Fund may purchase or sell put and call options on individual securities or stock indices as a means of achieving additional return or of hedging the value of its portfolio. The International Funds may purchase and sell put and call options on securities, currencies and financial indices that are traded on U.S. or non-U.S. securities exchanges or in the over-the-counter market. (Options traded in the over-the-counter market are considered illiquid investments.)

         Lower-Grade or Unrated Securities. The High Income Fund will purchase lower or unrated securities. "Lower-grade securities" are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in these securities involves substantial risk. Lower-grade securities are commonly referred to as "junk bonds". Issuers of lower-grade securities may be highly leveraged and may not have traditional methods of financing. The risks associated with acquiring the securities of these issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. The risk of loss due to default is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other securities of the issuer.

--------------------------------------------------------------------------------
32

FUND MANAGEMENT

         Wood, Struthers & Winthrop Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172 ("WSWMC"), serves as the investment adviser for the DLJ Winthrop Focus Funds and the International Funds. DLJ Investment Management Corp., a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172 ("DLJIM"), serves as investment adviser for the Money Funds and the High Income Fund. AXA Asset Management Partenaires, a societe anonyme organized under the laws of France with principal offices at 46, avenue de la Grande Armee, Paris, France 75017 serves as sub-investment adviser for the International Funds and is a wholly- owned subsidiary of AXA-UAP ("AXA").

         WSWMC and DLJIM (the "Advisers") are subsidiaries of Donaldson, Lufkin & Jenrette Securities Corporation, which is a member of the New York Stock Exchange and a wholly-owned subsidiary of DLJ, Inc., a major international supplier of financial services. DLJ is an independently operated, indirect subsidiary of The Equitable Companies Incorporated, a holding company controlled by AXA, a member of a large French insurance group. AXA is indirectly controlled by a group of four French mutual insurance companies.

         The following individuals are responsible for management of the DLJ Winthrop Funds.

         James A. Engle serves as the primary manager of the Growth and Income Fund. He has been a manager of the Growth and Income Fund since July 1986. Mr. Engle also has served as co-portfolio manager of the Growth Fund since March 1993 and of the Small Company Value Fund since 1989. Mr. Engle is a Vice President of the DLJ Winthrop Focus Funds and the DLJ Winthrop Opportunity Funds. He is also the Chief Investment Officer and Managing Director of WSWMC. Mr. Engle heads WSWMC's Investment Committee, which focuses its attention on identifying undervalued securities and has been an employee of WSWMC since 1983.

         Cathy A. Jameson is the portfolio manager of the Fixed Income Fund, a position she has held since the Fund was started in 1986. Ms. Jameson is a Vice President of the DLJ Winthrop Focus Funds. She is also a Managing Director of WSWMC and has been an employee of WSWMC since 1979.

         Roger W. Vogel serves as the primary portfolio manager of the Small Company Value Fund. He has acted as the portfolio co-manager of the Growth Fund, the Growth and Income Fund, and the Small Company Value Fund since


    The fees paid for the fiscal year
  ended October 31, 1998 are as follows:

-------------------------------------------------------

                                   % of
Fund                              Average       Fees
                                 Net Assets     Paid
Growth Fund                         .73%     $  791,152
Growth and Income Fund              .60%     $1,138,550
Small Company Value Fund            .75%     $2,257,326
Fixed Income Fund                   .625%    $  347,059
Municipal Trust Fund                .625%    $  252,180
High Income Fund                    .70%         *
International Equity Fund          1.25%     $  678,442
Developing Markets Fund            1.25%     $  327,927
U.S. Government Money Fund          .40%     $  171,144
Municipal Money Fund                .40%     $  246,668


-------------------------------------------------------

* Prior to the date of this prospectus, the High Income
  Fund had not commenced operations.

--------------------------------------------------------------------------------

         July 1993. Mr. Vogel is a Vice President of the DLJ Winthrop Focus Funds, and a Senior Vice President of the Advisers and the Chief Investment Officer--Equities of DLJIM. Prior to becoming associated with the Funds, Mr. Vogel was a Vice President and portfolio manager with Chemical Banking Corp.

         Marybeth B. Leithead is the portfolio manager of the Municipal Trust Fund, a position she has held since the commencement of its operations on July 28, 1993. Ms. Leithead is also a Vice President of the DLJ Winthrop Focus Funds and of the Advisers and has been an employee of WSWMC since 1989. A tax-exempt fixed income specialist, Ms. Leithead is responsible for short-term and long-term municipal bond investment management for clients of the Advisers. Prior to joining WSWMC, Ms. Leithead was an employee of Citicorp Securities Markets Inc.

         Hugh M. Neuburger, is the primary portfolio manager of the Growth Fund. He has also served as the co-portfolio manager of the Growth Fund, the Growth and Income Fund and the Small Company Value Fund since August 1995. Mr. Neuburger is a Managing Director and Director of Quantitative Analysis of the Advisers and has been an employee of WSWMC since March 1995. Prior to March 1995, Mr. Neuburger was the president of Hugh M. Neuburger, Inc., a consulting firm providing domestic and global tactical asset allocation advice and other consulting services to large corporate and state pension plans. From 1986 through 1991, Mr. Neuburger was Managing Director of Matrix Capital Management, an investment management firm. Prior to 1986, Mr. Neuburger managed asset allocation portfolios for Prudential Insurance Company of America.

         Michael A. Snyder is the portfolio manager of the High Income Fund. Mr. Snyder was appointed Vice President of the DLJ Winthrop Opportunity Funds and Managing Director of DLJIM in October 1998. Prior to becoming associated with the DLJ Winthrop Funds and joining DLJIM, Mr. Snyder spent two years as a Managing Director with Bear Stearns Asset Management where he was responsible for the firm's high-yield bond management effort. Prior to that position, Mr. Snyder spent ten years at Prudential Investments where he was a senior portfolio manager in the firm's High Yield Mutual Fund Group.

         Robert de Guigne, an employee of the Subadviser, serves as portfolio manager of the International Funds. Mr. de Guigne assumed the day-to-day investment responsibilities of the Developing Markets Fund in August 1996 and the International Equity Fund in June 1997. Mr. de Guigne has been an asset manager responsible for emerging market equities for a subsidiary of AXA since April 1996. Previously, Mr. de Guigne was a portfolio manager for State Street Bank in Paris.


--------------------------------------------------------------------------------
34

HOW TO BUY AND SELL SHARES


                              Opening an Account


Decide if your first payment will be delivered by check or wire. Initial payment must be at least $250.

                                 (arrow down)

                           By check using U.S. mail.

                                 (arrow down)

Complete application and send it along with a check made payable to the DLJ Winthrop Funds to:


                               DLJ Winthrop Funds
                   First Data Investor Services Group, Inc.
                         King of Prussia, PA 19406-3101


                       By check using overnight delivery.

                                 (arrow down)

Complete application and send it along with a check made payable to the DLJ Winthrop Funds to:


                               DLJ Winthrop Funds
                   First Data Investor Services Group, Inc.
                               211 S. Gulph Road
                         King of Prussia, PA 19406-3101



                                   By wire.

                                 (arrow down)

Call DLJ Winthrop Funds at 1-800-225-8011 (option #2) to obtain an account number. A representative will instruct you to send a completed, signed application to the Transfer Agent. Your account cannot be opened without a completed, signed application and a Fund account number.

                                 (arrow down)

Contact your bank and arrange a wire transfer to:

                                 UMB Bank, n.a.
                                ABA #10-10-00695
                 For: First Data Investor Services Group, Inc.
                               A/C #98-7037-0719
                            Attn: DLJ Winthrop Funds

Your wire instructions must also include: the name of the Fund, your account number and the name(s) of the account holders.


         The account will be established once the application and check are received in good order. If you purchase shares of the Money Funds through a wire transfer, you will be eligible to receive the daily dividend declared on the date of purchase, as long as the Transfer Agent, First Data Investor Services Group, Inc. ("Transfer Agent") is notified of such purchase by 12:00 Noon. The funds must be received by the Transfer Agent by 4:00 P.M.

         Investors may also open accounts for their DLJ Winthrop Funds through their securities dealer. In addition, securities dealers may offer an automatic sweep for the shares of the Money Funds in the operation of cash accounts for their customers. Shares of the Money Funds purchased through an automatic sweep by 1:00 P.M. are eligible to receive that day's daily dividend. For more information, contact your securities dealer.

         Shareholder accounts established on behalf of the following types of plans will be exempt from the Fund's minimum and additional investments: 401k Plans, 403B Plans, 457 Plans, SEP Plans, and SIMPLE Plans. An account established under the Funds' Class D shares will also be exempt from the Fund's minimum and subsequent purchase requirements. In addition, the Funds reserve the right to waive their minimum purchase requirements.

         Additional investments may be made at any time by sending a check payable to the Funds along with an investment stub found at the bottom of the Funds' Shareholder Statement form. If the stub is not available you may send a check payable to the "DLJ Winthrop Funds" directly to the Transfer Agent at the address listed above. Please reference the account number to be credited on the check, as well as the Fund you have selected to purchase.

--------------------------------------------------------------------------------

                       Selling Shares of the Money Funds
         or Class A or Class B shares of the Other DLJ Winthrop Funds


              Will you be requesting a redemption of
              your holdings in the DLJ Winthrop Funds through the Funds' Telephone Redemption Privilege?

                                 (arrow down)

Yes.

                                 (arrow down)

Call 1-800-225-8011 to sell your shares. Requests for redemptions of more than $50,000 must be made in writing and be accompanied by a signature guarantee.

(A "signature guarantee" is a signature guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or saving association.)

Remember, DLJ has a minimum account size of $250.


No.

                                 (arrow down)

For shares held at the Fund, write to the Fund at:


                               DLJ Winthrop Funds
                    First Data Investor Services Group, Inc.
                                 P.O. Box 61503
                              (211 S. Gulph Road)*
                         King of Prussia, PA 19406-3101


Remember, any account that has less than $250, the Fund may redeem.


*For overnight delivery.


         For shares purchased through a broker-dealer: call your broker or securities dealer representative.

         Your redemption will be processed at the net asset value per share, next computed following the receipt of your request in proper form. If you own Class B shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption. The value of your shares may be more or less than your investment depending on the net asset value of the Fund on the day you redeem.

         The DLJ Winthrop Funds have a minimum account size of $250. You may be requested to increase your balance if it falls below $250. The Funds reserve the right to close such account and send the proceeds to you. A Fund will not redeem involuntarily any shareholder account with an aggregate balance of less than $250 based solely on the market movement of such Fund's shares.

         For information concerning circumstances in which redemptions may be effected through the delivery of in-kind portfolio securities, see your Statement of Additional Information.

--------------------------------------------------------------------------------
36

Purchasing additional shares

Decide if you are making additional purchases by mail, wire, or automatic investment. If using mail or wire, please check to make sure funds meet the $25.00 minimum.

                                 (arrow down)

                                   By Mail:

                                 (arrow down)

Complete the investment stub found at the bottom of the Funds' shareholder statement form, or if an investment stub is not available, reference on the check the account number to be credited and the Fund you have selected to purchase and mail to:


                               DLJ Winthrop Funds
                    First Data Investor Services Group, Inc.
                                 P.O. Box 61503
                         King of Prussia, PA 19406-3101


                                   By Wire:

                                 (arrow down)

Please call the Transfer Agent at 800-225-8011 (option #2) to notify them of the impending wire.

Provide your bank with funds and with the following information:

                                 UMB Bank, n.a.
                                ABA #10-10-00695
                            Attn: DLJ Winthrop Funds
                 For: First Data Investor Services Group, Inc.
                               A/C #98-7037-0719

                                 (arrow down)

Purchase should reference your name, account number, and name of Fund.


                                   Automatic
                              Investment Program:

                                 (arrow down)

The automatic investment program requires purchases of at least $25.00. Fill out the application, designating the automatic investment option and provide your bank information. The Fund automatically deducts payment from your account on a regular basis.

                                 (arrow down)

Provide your bank with funds and with the following information:


                                 UMB Bank, n.a.
                                ABA #10-10-00695
                            Attn: DLJ Winthrop Funds
                 For: First Data Investor Services Group, Inc.
                               A/C #98-7037-0719


         Shares of the Money Funds or Class A or Class B shares of the other DLJ Winthrop Funds may be purchased directly by using the Share Purchase Application found in this prospectus, or through Donaldson, Lufkin & Jenrette Securities Corporation, or by contacting your securities dealer. Shareholders should read the prospectus carefully before investing in the Funds.

         The minimum initial investment in each Fund is $250. The minimum for additional investments is $25. There is a maximum purchase limitation in the Funds' Class B shares of $250,000. Each of the Funds, except the Money Funds, offers Class A and Class B shares. Class A shares may be purchased at a price equal to net asset value of the Fund plus an initial sales charge imposed at the time of purchase. On a purchase of $1,000,000 or more, there is no initial sales charge, but there could be a CDSC if the shares are redeemed within one year of purchase. Class B shares may be purchased for net asset value, but may be subject to a CDSC upon redemption. The CDSC declines from 4% during the first year of purchase to zero after four years. Class B shares will convert to Class A shares approximately eight years from the time of purchase. Class D shares are offered exclusively to employees of DLJ and its subsidiaries that are eligible to participate in the DLJ 401(k) Retirement Savings Plan. These employees should contact the DLJ Hotline at 1-877-401k-DLJ to learn how to purchase Class D shares. Shares of the Money Funds may be purchased at a price equal to the net asset value per share which is expected to be $1.00.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Offering Price:                                                        [GRAPHIC]

The offering price for Class A shares (with a sales charge) is NAV plus the applicable sales charge (unless you are entitled to a waiver).
--------------------------------------------------------------------------------

OTHER SHAREHOLDER INFORMATION
CLASSES OF SHARES AND SALES CHARGES

         The DLJ Winthrop Funds, except the Money Funds, offer Class A shares and Class B shares to the general public. Class D shares are offered exclusively to employees of DLJ and its subsidiaries who are eligible to participate in the DLJ 401(k) Retirement Savings Plan. Class D shares are only offered by the Growth Fund, the Growth and Income Fund, the Fixed Income Fund, the High Income Fund and the International Equity Fund. Shares held in each Fund are normally entitled to one vote (with proportional voting for fractional shares) for all purposes.

         With respect to the DLJ Winthrop Focus Funds and DLJ Winthrop Opportunity Funds, each class is identical in all respects except that each class bears different distribution service fees (except for Class D shares, which are not subject to any distribution service fees and are offered only to a limited group of investors). Each class has different exchange privileges and only Class B shares have a conversion feature. Class A and Class B have exclusive voting rights with respect to each class's 12b-1 Plan.

                       INITIAL SALES CHARGE -- CLASS A

                            Fixed Income Funds (1)

Amount                   As a % of        As a % of            Commission to
Purchased                  Amount          Offering          Dealer/Agent as a
                          Invested           Price          % of Offering Price

Less than $50,000          4.99%             4.75%                4.25%

$50,000 to less than       4.71%             4.50%                4.00%
$100,000

$100,000 to less than      3.63%             3.50%                3.25%
$250,000

$250,000 to less than      2.56%             2.50%                2.25%
$500,000

$500,000 to less than      2.04%             2.00%                1.75%
$1,000,000

$1,000,000 or more            0                 0                    0



                               Equity Funds (2)

Amount                   As a % of        As a % of            Commission to
Purchased                  Amount          Offering          Dealer/Agent as a
                          Invested           Price          % of Offering Price

Less than $50,000           6.10%            5.75%                 5.00%

$50,000 to less             4.99%            4.75%                 4.00%
than $100,000

$100,000 to less            3.90%            3.75%                 3.00%
than $250,000

$250,000 to less            2.56%            2.50%                 2.00%
than $500,000

$500,000 to less            2.04%            2.00                  1.75%
than $1,000,000

$1,000,000 or more             0                0                     0

(1) The Fixed Income Funds include the Fixed Income Fund, the Municipal Trust Fund and the High Income Fund.
(2) The Equity funds include the Growth Fund, Growth and Income Fund, the Small Company Value Fund, the Developing Markets Fund and the International Equity Fund.

--------------------------------------------------------------------------------
38

CLASS A SHARES

         The offering price for Class A shares of the Funds is the net asset value plus the applicable sales charge from the schedule below.

         On purchases of $1,000,000 or more, there is no initial sales charge, although there could be a Limited CDSC (as described below). The Distributor may pay the dealer a fee of up to 1% as follows: 1% on purchases up to $3 million, .50% on the next $47 million, .25% on purchases over $50 million. In addition, Class A shares issued upon conversion of Class B shares of the Funds are not subject to an initial sales charge.

         From time to time, the Distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares.

         In addition, investors may be charged a fee by a securities dealer if they effect transactions through a broker or agent.

         The initial sales charge is waived for the following shareholders or transactions:

         (1) investment advisory clients of the Advisers;

         (2) officers, Trustees and retired Trustees of the Funds, directors or trustees of other investment companies managed by the Advisers, officers, directors and full-time employees of the Advisers and of their wholly-owned subsidiaries or parent entities ("Related Entities"); or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

         (3) certain employee benefit plans for employees of the Advisers and Related Entities;

         (4) full-time employees of the Funds' Transfer Agent or an entity that provides distribution to the Funds, an agent or broker of a dealer that has a sales agreement with the Distributor, for their own account or an account of a relative of any such person, or any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the Funds);

         (5) shares purchased by registered investment advisers on behalf of fee-based accounts or by broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such registered investment advisers or broker-dealers perform advisory, custodial, record keeping or other services;

         (6) shares purchased as a client of DLJdirect Inc., a subsidiary of the Distributor, through a DLJdirect Fund Account;

         (7) shareholders who received shares in the DLJ Winthrop Funds as a result of the merger of Neuwirth Fund, Inc., Pine

--------------------------------------------------------------------------------

         Street Fund, Inc. or deVegh Mutual Fund, Inc., and who have maintained their investment in such shares;

         (8) shares purchased for 401(k) Plans, 403(b) Plans and 457 Plans; and

         (9) Class B shares which are automatically converted to Class A shares.


         Reduced sales charges are available to participants in the following programs:

         Letter of Intent. By initially investing at least $250 and submitting a Letter of Intent to the Funds' Distributor or Transfer Agent, you may purchase shares of a DLJ Winthrop Fund over a 13-month period at the reduced sales charge which applies to the aggregate amount of the intended purchases stated in the Letter. The Letter only applies to purchases made up to 90 days before the date of the Letter.

         Right of Accumulation. For investors who already have an account with the Funds, reduced sales charges based upon the Funds' sales charge schedules are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current net asset value of the shares the investor currently owns to the amount being invested. The Right of Accumulation is illustrated by the following example: If a previous purchase currently valued in the amount of $50,000 had been made subject to a sales charge and the shares are still held, a current purchase of $50,000 will qualify for a reduced sales charge (i.e. the sales charge on a $100,000 purchase).

         The reduced sales charge is applicable only to current purchases. It is the investor's responsibility to notify the Transfer Agent at the time of subsequent purchases that the account is eligible for the Right of Accumulation.

         Concurrent Purchases. To qualify for a reduced sales charge, you may combine concurrent purchases of shares purchased in any DLJ Winthrop Fund. For example, if the investor concurrently invests $25,000 in one Fund and $25,000 in another, the sales charge would be reduced to reflect a $50,000 purchase. In order to exercise the Concurrent Purchases privilege, the investor must notify the Distributor or Transfer Agent prior to his or her purchase.

         Combined Purchase Privilege. By combining the investor's holdings of shares in any DLJ Winthrop Fund, the investor can reduce the initial sales charges on any additional purchases of Class A shares. The investor may also use these combinations under a Letter of Intent. This allows the investor to make purchases over a 13-month period and qualify the entire purchase for a reduction in initial sales charges on Class A shares. A combined purchase of $1,000,000 or more may trigger the payment of a dealer's commission and the applicability of a Limited CDSC. (See "Contingent Deferred Sales Charge on Converted Shares--DLJ Winthrop Focus Funds.")

         Reinstatement Privilege. The Reinstatement Privilege permits shareholders to reinvest the proceeds provided by a redemption of a Fund's Class A shares within 120 days from the date of redemption without an initial sales charge. It is the investor's responsibility to notify the Transfer Agent prior to his or her purchase in order to exercise the Reinstatement Privilege. In addition, a CDSC paid to the Distributor will be eligible for reimbursement at the current net asset value of the applicable Fund if a shareholder reinstates his Fund account holdings within 120 days from the date of redemption.

--------------------------------------------------------------------------------
40

CLASS B SHARES

  Years After Purchase            CDSC percentage

          1st                           4%
          2nd                           3%
          3rd                           2%
          4th                           1%
     After 4th year                    None

         You may choose to purchase Class B shares at the Fund's net asset value although such shares may be subject to a CDSC when you redeem your investment. The CDSC does not apply to investments held for more than four years.


         When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table on this page. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.



         The CDSC on Class B shares will be waived for the following shareholders or transactions:

         (1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

         (2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

         (3) redemptions made pursuant to a DLJ Winthrop Fund's systematic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect systematic withdrawals on a semi-annual or annual basis are not eligible for the waiver; and

         (4) liquidations, distributions or loans from the following types of retirement plan accounts:

         o        Section 401(k) Retirement Plans
         o        Section 403(b) Plans
         o        Section 457 Plans

         Redemptions effected by the Funds pursuant to their right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.

         Class A Limited CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by the

--------------------------------------------------------------------------------

         Funds upon certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) made within 12 months of purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above (i.e., purchases of $1,000,000 or more).

         The Limited CDSC will be paid to the Distributor and will be equal to the lesser of 1% of:

         o the net asset value at the time of purchase of the Class A shares being redeemed; or
         o the net asset value of such Class A shares at the time of redemption.

         For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares even if those shares are later exchanged, and in the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged.


 CONTINGENT DEFERRED SALES CHARGE ON CONVERTED SHARES--DLJ WINTHROP FOCUS FUNDS


         Class A shares issued upon conversion of shares of a DLJ Winthrop Focus Fund purchased prior to February 28, 1996 ("Converted Shares") will be subject to the same CDSC with the same terms as the Converted Shares were subject to at the time of purchase. This CDSC is similar in all respects to the CDSC charged on Class B shares except that a CDSC will not be imposed if the amount redeemed is the result of increases in the value of the account in a Fund (whether from appreciation or reinvestment of dividends and capital gains distributions) above the amounts of purchase payments during the past four years. Holders of converted shares that were not subject to a CDSC will also be exempt from any CDSC on Class A shares issued upon conversion. (See the Statement of Additional Information for a complete list of exempt shareholders and transactions).


CLASS D SHARES

         Class D shares are offered only to employees of DLJ and its subsidiaries who are eligible to participate in the DLJ 401(k) Retirement Saving Plan for Employees. Class D shares are not subject to any sales charges or distribution fees. These employees should contact the DLJ 401(k) Hotline at 1-877-401k-DLJ to learn how to purchase Class D shares.


ADDITIONAL SHAREHOLDER SERVICES

         The following privileges are provided by the Transfer Agent and do not apply to Class D shares:

         Exchange Privilege. You may exchange shares of Class A or Class B of a Fund for shares of the same class in any other DLJ Winthrop Fund. Shareholders whose initial investment was directly into a Money Fund may exchange such shares for either Class A or Class B of the other DLJ Winthrop Opportunity Funds or the DLJ Winthrop Focus Funds. Shares of each Money Fund purchased pursuant to the DLJ Winthrop Funds' exchange privilege will be eligible for exchange

--------------------------------------------------------------------------------
42
         into the DLJ Winthrop Opportunity Funds or DLJ Winthrop Focus Funds provided that the exchange is directed into the same class of shares upon which the initial investment was made. Shareholders whose initial investment was invested directly into a Money Fund will, upon an exchange request, automatically be exchanged into Class A shares of the requested Fund (unless otherwise indicated on the purchase application or by written notice to the Transfer Agent). You should be aware that for federal income tax purposes an exchange is treated as a sale and a purchase of shares which may result in recognition of a gain or loss.

         Automatic Monthly Investment Plan. You may elect on the Application to make additional investments in a Fund automatically by authorizing DLJ Winthrop to withdraw funds from your bank or other cash account and purchase additional shares with those funds. You select the date (either the 10th, 15th or 20th of each month) and amount (subject to a minimum of $25). The plan may be terminated at any time without penalty by you or the Fund.

         Automatic Exchange Plan. You may authorize the DLJ Winthrop Funds in advance to exchange a set dollar amount of shares in one Fund for shares of the same class of another Fund or for shares of the Money Funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum exchange amount under the Automatic Exchange Plan is $50. These exchanges are subject to the terms of the Exchange Privilege described above.

         Dividend Direction Option. A shareholder may elect on the Application to have his or her dividends paid to another individual or directed for reinvestment within the same class of another Fund provided that an existing account in such other Fund is maintained by the shareholder.

         Systematic Withdrawal Plan. Any shareholder who owns or purchases shares of a Fund having a current net asset value of at least $10,000 may establish a Systematic Withdrawal Plan under which the shareholder or a third party will receive payment by check in a stated amount of not less than $50 on a monthly, quarterly, semi-annual or annual basis. A CDSC which may otherwise be imposed on a redemption will be waived in connection with redemptions made pursuant to DLJ Winthrop Funds' Systematic Withdrawal Plan up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestment) not to exceed 12% over any 12 month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver.

         Checkwriting Privileges. Shareholders of the Money Funds may redeem shares by writing checks of at least $100 against their account balance. Investments in the Money Funds will continue to earn dividends until a shareholder's check is presented to the Money Funds for payment. Checks will be returned by the Transfer Agent if there are insufficient shares to meet the withdrawal amount.

         You should not attempt to close an account by check because the exact balance at the time the check clears will not be known when the check is written. There is currently no charge to shareholders for checkwriting, but the Money Funds reserve the right to impose a charge in the future. The Money Funds may modify, suspend or terminate checkwriting privileges at any time upon notice to shareholders and will terminate checkwriting privileges without notice for accounts whose assets are exchanged completely out of the Money Funds. In addition, UMB Bank, n.a., as agent for the Transfer Agent in processing redemptions via the checkwriting privilege, reserves the right to terminate checkwriting

--------------------------------------------------------------------------------
         privileges at any time without notice to you. Checkwriting privileges are not available for accounts subject to a CDSC.

         Retirement Plans. DLJ Winthrop offers a range of qualified retirement plans including Traditional, Educational and Roth IRAs, SEPs, SIMPLE plans and other pension and profit sharing plans. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. For more information you should write or telephone the Transfer Agent at 1-800-225-8011. For a more detailed explanation of the retirement plans offered by the Funds, see each Fund's Statement of Additional Information.

         Additional information concerning shareholder services is available by contacting the Funds at the address or telephone number listed on the last page of this Prospectus.

--------------------------------------------------------------------------------


                                         % OF AVERAGE
FUND                                      NET ASSETS          FEES PAID
----                                     -------------        ---------
Growth Fund Class A                           0.30%            $281,391
Growth Fund Class B                           1.00%            $147,898
Growth and Income Fund Class A                0.30%            $486,265
Growth and Income Fund Class B                1.00%            $281,218
Small Company Fund Class A                    0.30%            $833,911
Small Company Fund Class B                    1.00%            $232,018
Fixed Income Fund Class A                     0.30%            $154,153
Fixed Income Fund Class B                     1.00%            $ 41,451
Municipal Trust Fund Class A                  0.30%            $118,085
Municipal Trust Fund Class B                  1.00%            $  9,871
High Income Fund Class A                      0.25%                *
High Income Fund Class B                      1.00%                *
International Equity Fund Class A             0.25%            $118,183
International Equity Fund Class B             1.00%            $ 70,023
Developing Markets Fund Class A               0.25%            $ 55,599
Developing Markets Fund Class B               1.00%            $ 39,946
U.S. Government Money Fund                    0.25%            $106,965
Municipal Money Fund                          0.25%            $154,168


* Prior to the date of this prospectus, the High Income Fund had not commenced operations.
--------------------------------------------------------------------------------

DISTRIBUTION CHARGES

         Each Fund has adopted 12b-1 Plans pursuant to the rules of the 1940 Act. These plans allow each Fund to collect distribution and service fees for the sale and servicing of the individual classes of each Fund's shares. Since these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges. The following payments were made in the fiscal year ending October 31, 1998. The Funds do not pay any of the expenses for distributing Class D shares.



--------------------------------------------------------------------------------
Distribution and Service Fees:                                    [GRAPHIC]

Distribution and service fees are used to pay the distributor for expenses incurred to promote the sale of shares and the servicing of accounts of each Fund.

The expenses incurred by the Distributor under the 12b-1 Plans include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the Distributor's employees or employees of the Distributor's affiliates for their distribution assistance.

Distribution fees also allow the Distributor to compensate broker/dealers or other persons or entities for providing distribution assistance, as well as financial intermediaries for providing administrative and accounting services for their account holders.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44

-------------------------------------------------------------------------------

DIVIDEND AND DISTRIBUTION
INFORMATION

The Taxpayer Relief                                             [GRAPHIC]
Act of 1997:


The Taxpayer Relief Act of 1997 made certain changes to capital gains tax rates. Under this law, certian taxpayers will pay a lower tax rate when it comes to capital gains.


The Fund will provide information relating to the portion of any Fund distribution that is eligible for the reduced capital gains tax rate.

-------------------------------------------------------------------------------

         Dividends are declared daily and paid monthly to shareholders of the Money Funds, Fixed Income Fund, Municipal Trust Fund and the High Income Fund from net investment income. Dividends are paid to shareholders of the Growth and Income Fund quarterly and to shareholders of the Growth Fund, the Small Company Value Fund and the International Funds once a year. Capital gains earned in any of the Funds are normally distributed to shareholders once a year. For purposes of this calculation, net investment income consists of all accrued interest income on Fund assets less the Fund's expenses applicable to that dividend period.

         For your convenience, dividends and capital gains are automatically reinvested in your Fund. If you ask us to pay the distributions in cash, the Fund will send you a check instead of purchasing more shares of your Fund. You will receive a confirmation that shows the payment amount and a summary of all transactions. Checks are normally mailed within five business days of the payment date.


TAXES


         As with any investment, you should consider how your investment in the Funds will be taxed. If your account is not a tax-deferred retirement account, you should be aware of these tax consequences. For federal income tax purposes, a Fund's income and short-term capital gain distributions are taxed as ordinary income. Long-term capital gain distributions are taxed as capital gains. Your distributions may also be subject to state and local income taxes. The distributions are taxable when they are paid, whether you receive them in cash or participate in the dividend reinvestment program. Each January, your Fund will mail you a form indicating the federal tax status of your dividend and capital gain distributions. For individuals, long-term capital gains are generally subject to a maximum tax rate of 20%. If you hold shares in a tax-deferred retirement account, your distributions will be taxed when you receive a distribution from your tax-deferred account.


         Distributions to shareholders of tax-exempt interest income earned by the Municipal Trust Fund and the Municipal Money Fund are not subject to federal income tax if, at the close of each quarter of each Fund's taxable year, at least 50% of the value of each Fund's total assets consists of tax-exempt obligations. Both Funds intend to meet this requirement. Because the Municipal Trust Fund and Municipal Money Fund can invest in taxable municipal bonds and other taxable securities as well as tax-exempt municipal bonds, the portion of their dividends exempt from or subject to regular federal income taxes cannot be predicted. In addition, these distributions may also be subject to state and local taxes.

         If you are subject to the AMT, you should be aware that a portion of the distributions out of tax-exempt interest earned by the Municipal Trust Fund and the Municipal Money Fund may be taxable.

         When you redeem your shares, the tax treatment of any gains or losses may be affected by the length of time for which you hold your shares.

         As a shareholder, you must provide your Fund with a correct taxpayer identification number (generally your Social Security number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require your Fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires your Fund withhold 30% or the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

         Please see the Statement of Additional Information for your Fund for more information on the tax consequences of your investment. You should also consult your own tax adviser for further information.


--------------------------------------------------------------------------------

                    (This page intentionally left blank.)






--------------------------------------------------------------------------------
46

FINANCIAL HIGHLIGHTS



         The financial highlights table is intended to help you understand your Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the Funds' independent auditors, whose unqualified reports, along with the Funds' financial statements, are included in the Statements of Additional Information, which are available upon request. Additional information about the performance of the Focus Funds and the Opportunity Funds is contained in each Fund's annual report to shareholders, which may be obtained without charge. Prior to February 28, 1996, the Focus Funds offered only a single class of shares. Accordingly, the data presented below with respect to Class A shares of the Focus Funds for periods prior to such date have been obtained from the financial statements for the Focus Funds' sole class of shares outstanding during such prior fiscal years.


--------------------------------------------------------------------------------


                                     Net Asset         Net          Net Realized        Total      Dividends    Distributions
                                       Value        Investment      and Unrealized      from        from Net        from
                                    Beginning of      Income/       Gains/(Losses)    Investment   Investment      Capital
                                      Period          (Loss)        on Securities     Operations     Income         Gains
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND CLASS A

Year Ended October 31, 1998           $14.56        ($0.003)*          $2.882          $2.879      ($0.017)       ($0.902)
Year Ended October 31, 1997            12.69          0.028             3.065           3.093       (0.048)        (1.175)
Year Ended October 31, 1996            11.35          0.053             2.107           2.160       (0.038)        (0.782)
Year Ended October 31, 1995            10.82          0.037             1.190           1.227       (0.012)        (0.685)
Year Ended October 31, 1994            10.97          0.014             0.435           0.449          --          (0.599)

CLASS B

Year Ended October 31, 1998            14.41         (0.115)*           2.857           2.742          --          (0.902)
Year Ended October 31, 1997            12.63         (0.030)            3.016           2.986       (0.031)        (1.175)
Year Ended October 31, 1996++          11.88         (0.013)            0.763           0.750          --              --
------------------------------------------------------------------------------------------------------------------------------------

GROWTH AND INCOME FUND CLASS A

Year Ended October 31, 1998           $20.09         $0.202*           $3.509          $3.711      ($0.170)       ($1.031)
Year Ended October 31, 1997            17.18          0.211             4.588           4.799       (0.214)        (1.675)
Year Ended October 31, 1996            14.57          0.266             2.935           3.201       (0.241)        (0.350)
Year Ended October 31, 1995            13.38          0.254             1.769           2.023       (0.266)        (0.567)
Year Ended October 31, 1994            13.42          0.244             0.358           0.602       (0.223)        (0.419)

CLASS B

Year Ended October 31, 1998            20.06          0.045*            3.500           3.545       (0.024)        (1.031)
Year Ended October 31, 1997            17.15          0.079             4.577           4.656       (0.071)        (1.675)
Year Ended October 31, 1996++          16.05          0.136             1.109           1.245       (0.145)            --
------------------------------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE FUND CLASS A

Year Ended October 31, 1998           $23.34         $0.066*          ($2.548)        ($2.482)     ($0.063)       ($1.255)
Year Ended October 31, 1997            18.41          0.073             5.661           5.734       (0.081)        (0.723)
Year Ended October 31, 1996            16.61          0.084             2.162           2.246       (0.037)        (0.409)
Year Ended October 31, 1995            15.65          0.035             1.621           1.656          --          (0.606)
Year Ended October 31, 1994            16.11          0.105             0.603           0.708       (0.026)        (1.142)

CLASS B

Year Ended October 31, 1998            23.12         (0.089)*          (2.546)         (2.635)         --          (1.255)
Year Ended October 31, 1997            18.34         (0.021)            5.576           5.555       (0.052)        (0.723)
Year Ended October 31, 1996++          17.41         (0.023)            0.953           0.930          --              --
------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUND CLASS A

Year Ended October 31, 1998           $10.16         $0.531            $0.300          $0.831      ($0.531)            --
Year Ended October 31, 1997            10.07          0.575             0.090           0.665       (0.575)            --
Year Ended October 31, 1996            10.22          0.577            (0.150)          0.427       (0.577)            --
Year Ended October 31, 1995             9.66          0.588             0.560           1.148       (0.588)            --
Year Ended October 31, 1994            10.93          0.567            (1.027)         (0.460)      (0.567)        (0.243)
------------------------------------------------------------------------------------------------------------------------------------

+ Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestments of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

++ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

*    Based on average shares outstanding.

--------------------------------------------------------------------------------
48



                                                                                                             Ratio of
                                                                                           Ratio of       Net Investment
                                                 Net Asset                  Net Assets      Expenses       Income (Loss)   Portfolio
                                    Total          Value         Total     End of Period    to Average      to Average      Turnover
                                Distributions   End of Period   Return+   (000 omitted)   Net Assets(2)    Net Assets(2)      Rate
------------------------------------------------------------------------------------------------------------------------------------
GROWTH FUND CLASS A

Year Ended October 31, 1998       ($0.919)          $16.52       21.00%     $ 97,078          1.29%          (0.02%)           21.0%
Year Ended October 31, 1997        (1.223)           14.56       26.48        82,926          1.36            0.21             41.1
Year Ended October 31, 1996        (0.820)           12.69       20.32        68,096          1.48            0.47             60.6
Year Ended October 31, 1995        (0.697)           11.35       12.21        55,946          1.63            0.35            101.7
Year Ended October 31, 1994        (0.599)           10.82        4.15        52,455          1.65            0.06             28.2

CLASS B

Year Ended October 31, 1998        (0.902)           16.25       20.20        17,438          1.99           (0.72)            21.0
Year Ended October 31, 1997        (1.206)           14.41       25.66        10,378          2.06           (0.51)            41.1
Year Ended October 31, 1996++          --            12.63        6.40         3,177          2.17(1)        (0.34)(1)         60.6
------------------------------------------------------------------------------------------------------------------------------------

GROWTH AND INCOME FUND CLASS A

Year Ended October 31, 1998       ($1.201)          $22.60       19.14%     $163,936          1.13%           0.92%            32.7%
Year Ended October 31, 1997        (1.889)           20.09       30.53       145,586          1.22            1.15             19.8
Year Ended October 31, 1996        (0.591)           17.18       22.60       113,803          1.36            1.68             44.0
Year Ended October 31, 1995        (0.833)           14.57       16.10        87,975          1.58            1.94             31.8
Year Ended October 31, 1994        (0.642)           13.38        4.58        67,020          1.64            1.88             25.9

CLASS B

Year Ended October 31, 1998        (1.055)           22.55       18.29        33,325          1.83            0.22             32.7
Year Ended October 31, 1997        (1.746)           20.06       29.59        19,664          1.92            0.39             19.8
Year Ended October 31, 1996++      (0.145)           17.15        7.67         6,545          1.99(1)         1.06(1)          44.0
------------------------------------------------------------------------------------------------------------------------------------

SMALL COMPANY VALUE FUND CLASS A

Year Ended October 31, 1998       ($1.318)          $19.54      (11.20)%    $237,873          1.29%           0.30%            41.5%
Year Ended October 31, 1997        (0.804)           23.34       32.48       283,001          1.35            0.37             21.1
Year Ended October 31, 1996        (0.446)           18.41       13.80       227,716          1.47            0.48             35.1
Year Ended October 31, 1995        (0.696)           16.61       11.10       202,730          1.64            0.23             25.1
Year Ended October 31, 1994        (1.168)           15.65        4.67       144,624          1.70           (0.04)            31.6

CLASS B

Year Ended October 31, 1998        (1.255)           19.23      (11.98)       22,284          1.99           (0.40)            41.5
Year Ended October 31, 1997        (0.775)           23.12       31.55        18,395          2.05           (0.32)            21.1
Year Ended October 31, 1996++          --            18.34        5.28         6,305          2.15(1)        (0.34)(1)         35.1
------------------------------------------------------------------------------------------------------------------------------------

FIXED INCOME FUND CLASS A

Year Ended October 31, 1998       ($0.531)          $10.46        8.46%       47,834          1.00%           5.24%           114.0%
Year Ended October 31, 1997        (0.575)           10.16        6.84        54,755          1.00            5.74            119.3
Year Ended October 31, 1996        (0.577)           10.07        4.34        56,388          1.00            5.72             90.2
Year Ended October 31, 1995        (0.588)           10.22       12.23        53,885          1.00            5.90             66.1
Year Ended October 31, 1994        (0.810)            9.66       (4.37)       39,150          0.93            5.58             55.9
------------------------------------------------------------------------------------------------------------------------------------

(1)    Annualized
(2)    See footnote (2) on page 51.

--------------------------------------------------------------------------------

                                    Net Asset         Net        Net Realized         Total       Dividends     Distributions
                                      Value       Investment    and Unrealized        from        from Net          from
                                   Beginning of     Income/     Gains/(Losses)     Investment     Investment       Capital
                                     Period         (Loss)      on Securities      Operations       Income          Gains
-------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended October 31, 1998          $10.16         $0.456          $0.300           $0.756        $(0.456)             --
Year Ended October 31, 1997           10.17          0.504           0.090            0.594         (0.504)             --
Year Ended October 31, 1996+++        10.22          0.339          (0.150)           0.189         (0.339)             --

-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST FUND CLASS A

Year Ended October 31, 1989          $10.29         $0.383          $0.240           $0.623        ($0.383)             --
Year Ended October 31, 1997           10.01          0.445           0.280            0.725         (0.445)             --
Year Ended October 31, 1996           10.06          0.425          (0.050)           0.375         (0.425)             --
Year Ended October 31, 1995            9.51          0.389           0.550            0.939         (0.389)             --
Year Ended October 31, 1994           10.10          0.365          (0.590)          (0.225)        (0.365)             --

CLASS B
Year Ended October 31, 1998           10.29          0.318           0.240            0.558         (0.318)             --
Year Ended October 31, 1997           10.01          0.370           0.280            0.650         (0.370)             --
Year Ended October 31, 1996+++        10.12          0.248          (0.110)           0.138         (0.248)             --

-------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS A
Year Ended October 31, 1998          $11.42        ($0.060)**       $0.990           $0.930        ($0.060)        ($0.090)
Year Ended October 31, 1997           10.38         (0.070)**        1.110            1.040             --              --
Year Ended October 31, 1996            9.58         (0.040)**        0.840            0.800             --              --
Year Ended October 31, 1995*          10.00             --          (0.420)          (0.420)            --              --

CLASS B
Year Ended October 31, 1998           11.24         (0.150)**        0.980            0.830             --          (0.090)
Year Ended October 31, 1997           10.29         (0.150)**        1.100            0.950             --              --
Year Ended October 31, 1996            9.57         (0.130)**        0.850            0.720             --              --
Year Ended October 31, 1995*          10.00         (0.020)**       (0.410)          (0.430)            --              --

-------------------------------------------------------------------------------------------------------------------------------
DEVELOPING MARKETS FUND CLASS A
Year Ended October 31, 1998          $ 9.52           0.020**      ($2.400)         ($2.380)            --              --
Year Ended October 31, 1997            9.96         (0.020)**       (0.400)          (0.420)            --          (0.020)
Year Ended October 31, 1996            9.53         (0.010)**        0.440            0.430             --              --
Year Ended October 31, 1995*          10.00             --          (0.470)          (0.470)            --              --

CLASS B
Year Ended October 31, 1998            9.36         (0.040)**       (2.360)          (2.400)             --              --
Year Ended October 31, 1997            9.86         (0.190)**       (0.290)          (0.480)            --          (0.020)
Year Ended October 31, 1996            9.52         (0.080)**        0.420            0.340             --              --
Year Ended October 31, 1995*          10.00         (0.010)**       (0.470)          (0.480)            --              --

-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY FUND
Year Ended October 31, 1998          $ 1.00         $0.027              --           $0.027        ($0.027)             --
Year Ended October 31, 1997+           1.00          0.020              --            0.020         (0.020)             --

U.S. GOVERNMENT MONEY FUND
Year Ended October 31, 1998           $1.00         $0.047              --           $0.047        ($0.047)             --
Year Ended October 31, 1997+           1.00          0.032              --            0.032         (0.032)             --

-------------------------------------------------------------------------------------------------------------------------------

* Commencement of operations for the International Equity Fund and the Developing Markets Fund was September 8, 1995.

**    Based on average shares outstanding.

+ Commencement of operations for the Municipal Money Fund and the U.S. Government Money Fund was February 24, 1997.

++ Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.

+++ For the period February 28, 1996 (commencement of offering of Class B shares) to October 31, 1996.

--------------------------------------------------------------------------------
50

                                                                                          Ratio of        Ratio of Net
                                                                          Net Assets      Expenses      Investment Income  Portfolio
                                    Total     Net Asset Value   Total    End of Period    to Average    (Loss) to Average   Turnover
                                Distributions  End of Period   Return++  (000 omitted)   Net Assets(2)     Net Assets(2)      Rate
------------------------------------------------------------------------------------------------------------------------------------
CLASS B
Year Ended October 31, 1998      ($0.456)          $10.46       7.71%       $ 5,849          1.70%             4.50%         114.0%
Year Ended October 31, 1997       (0.504)           10.16       6.10          3,375          1.70              4.99          119.3
Year Ended October 31, 1996+++    (0.339)           10.07       2.23          1,629          1.70(1)           5.03(1)        90.2

------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL TRUST FUND CLASS A

Year Ended October 31, 1998      ($0.383)          $10.53       6.28%       $44,306          1.00%             3.78%          51.5%
Year Ended October 31, 1997       (0.445)           10.29       7.37         35,878          0.70              4.38           84.3
Year Ended October 31, 1996       (0.425)           10.01       3.83         38,794          0.80              4.26           79.3
Year Ended October 31, 1995       (0.389)           10.06      10.06         39,059          1.00              3.97           49.3
Year Ended October 31, 1994       (0.365)            9.51      (2.27)        34,470          0.83              3.71           42.5

CLASS B
Year Ended October 31, 1998       (0.318)           10.53       5.54          1,430          1.70              3.04           51.5
Year Ended October 31, 1997       (0.370)           10.29       6.62            546          1.40              3.66           84.3
Year Ended October 31, 1996+++    (0.248)           10.01       1.42            489          1.23(1)           3.81(1)        79.3

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND CLASS A
Year Ended October 31, 1998      ($0.150)          $12.20       8.20%       $44,286          2.15%            (0.49)%         69.7%
Year Ended October 31, 1997           --            11.42      10.02         44,316          2.15             (0.59)          73.9
Year Ended October 31, 1996           --            10.38       8.35         42,170          2.15             (0.39)          94.1
Year Ended October 31, 1995*          --             9.58      (4.20)        28,819          2.15(1)          (0.02)(1)         --

CLASS B
Year Ended October 31, 1998       (0.090)           11.98       7.43          6,133          2.90             (1.24)          69.7
Year Ended October 31, 1997           --            11.24       9.23          6,821          2.90             (1.32)          73.9
Year Ended October 31, 1996           --            10.29       7.52          4,955          2.90             (1.25)          94.1
Year Ended October 31, 1995*          --             9.57      (4.30)         1,803          2.90(1)          (1.77)(1)         --

------------------------------------------------------------------------------------------------------------------------------------
DEVELOPING MARKETS FUND CLASS A
Year Ended October 31, 1998           --           $ 7.14     (25.00)%      $16,355          2.15%             0.22%          43.6%
Year Ended October 31, 1997       (0.020)            9.52      (4.18)        29,402          2.15             (0.17)          52.8
Year Ended October 31, 1996           --             9.96       4.51         36,918          2.15             (0.14)          26.8
Year Ended October 31, 1995*          --             9.53      (4.70)        14,622          2.15(1)           0.32(1)          --

CLASS B
Year Ended October 31, 1998           --             6.96     (25.64)         2,509          2.90             (0.50)          43.6
Year Ended October 31, 1997       (0.020)            9.36      (4.83)         4,941          2.90             (1.74)          52.8
Year Ended October 31, 1996           --             9.86       3.57          3,641          2.90             (0.83)          26.8
Year Ended October 31, 1995*          --             9.52      (4.80)         1,004          2.90(1)          (1.00)(1)         --

------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY FUND
Year Ended October 31, 1998      ($0.027)            1.00       2.72%       $57,778          0.90%             2.68%           N/A
Year Ended October 31, 1997+      (0.020)            1.00       2.90(1)      38,681          0.90(1)           2.87            N/A

U.S. GOVERNMENT MONEY FUND
Year Ended October 31, 1998      ($0.047)            1.00       4.79        $56,697          0.90              4.68            N/A
Year Ended October 31, 1997+      (0.032)            1.00       4.68(1)      35,174          0.90(1)           4.65(1)         N/A

------------------------------------------------------------------------------------------------------------------------------------

(1)   Annualized

(2) Net of voluntary assumption by the investment adviser of expenses, expressed as a percentage of average net assets, as follows: Fixed Income Fund Class A shares, 0.30%, .30%, .34%, .51%, and .67%, for the years ended 10/31/98, 97, 96, 95, and 94, respectively; Fixed Income Fund Class B shares, 0.30%, and .30% for the years ended 10/31/98 and 97, and .34% (annualized) for the period 2/28/96 through 10/31/96; Municipal Trust Fund Class A shares, 0.41%, .74%, .64%, .58%, and .77% (annualized) for the years ended 10/31/98, 97, 96, 95, and 94, respectively; Municipal Trust Fund Class B shares, 0.41% and 0.74% for the years ended 10/31/98 and 97, and .64% (annualized) for the period 2/28/96 through 10/31/96; Developing Markets Fund Class A and Class B shares, 0.61%, .34%, .54% and .60% (annualized) for the years ended 10/31/98, 97, 96 and 95, respectively; International Equity Fund Class A and Class B shares, 0.10%, .18%, .27% and .60% for the years ended 10/31/98, 97, 96 and 95, respectively; Municipal Money Fund, 0.15%, and .40% (annualized) for the years ended 10/31/98 and 97; and U.S. Government Money Fund, 0.25% and .45% (annualized) for the years ended 10/31/98 and 97.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

GENERAL INFORMATION AND OTHER AVAILABLE INFORMATION


        The Funds will send out a semi-annual report and an annual report to all shareholders. These reports include a list of your Fund's investments and financial statements. The annual report contains a statement from the Funds' Adviser discussing market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.


        The Funds have Statements of Additional Information that contain additional information on all aspects of the Funds and are incorporated by reference into this Prospectus. The Statements of Additional Information have been filed with the Securities and Exchange Commission and are available for review at the SEC's Public Reference Room in Washington, DC (1-800-SEC-0330) or on the SEC's web site at http://www.sec.gov. You can also obtain copies of Fund documents filed with the SEC by writing:

                          Securities and Exchange Commission
                               Public Reference Section
                              Washington, DC 20549-6009

                    Payment of a duplicating fee may be required.

        Shareholders may obtain any of these documents free of charge and may request other information about the Funds by calling 800-225-8011 or by writing:

                                  DLJ Winthrop Funds
                          First Data Investor Services Group
                                    P.O. Box 61503
                            King of Prussia, PA 19406-0903

DLJ WINTHROP FUNDS

SEC file numbers:           Focus Funds          811-04604
                            Opportunity Funds    811-9054

DLJ WINTHROP OPPORTUNITY FUNDS
277 PARK AVENUE, NEW YORK, NEW YORK 10172
Toll Free (800) 225-8011


                       STATEMENT OF ADDITIONAL INFORMATION


                                                              February 23, 1999



This Statement of Additional Information relates to the DLJ Winthrop Municipal Money Fund (the "Municipal Fund") and the DLJ Winthrop U.S. Government Money Fund (the "Government Fund" and together with the Municipal Fund, the "Money Funds"). This Statement of Additional Information also relates to the DLJ Winthrop High Income Fund (the "High Income Fund" and together with the Money Funds, the "Funds"). Each Fund is a series of the DLJ Winthrop Opportunity Funds. Each Fund is an open-end, diversified management investment company. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Funds' current Prospectus, dated February 23, 1999, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number listed above.

                                TABLE OF CONTENTS


FUND HISTORY.................................................................3
INVESTMENT POLICIES AND RESTRICTIONS.........................................3
MANAGEMENT..................................................................16
EXPENSES OF THE FUNDS.......................................................20
   General..................................................................20
   Distribution Agreement...................................................20
PURCHASES, REDEMPTIONS AND EXCHANGES....................................... 22
   Purchases................................................................22
   Redemptions..............................................................23
   Exchanges................................................................24
RETIREMENT PLANS............................................................25
   Individual Retirement Accounts ("IRA")...................................25
   Simplified Employee Pension Plan ("SEP/IRA").............................26
   Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and
     SIMPLE 401(k)..........................................................26
   Employer-Sponsored Retirement Plans......................................26
   Self-Directed Retirement Plans...........................................27
NET ASSET VALUE.............................................................27
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................29
PORTFOLIO TRANSACTIONS......................................................33
INVESTMENT PERFORMANCE INFORMATION..........................................34
SHARES OF BENEFICIAL INTEREST...............................................37

GENERAL INFORMATION.........................................................38
   Organization and Capitalization..........................................38
   Counsel and Independent Auditors.........................................38
   Additional Information...................................................39
   Custodian and Transfer Agent.............................................39
   Financial Statements.....................................................39
APPENDIX A..................................................................40
APPENDIX B..................................................................45

                                  FUND HISTORY

         DLJ Winthrop Opportunity Funds was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Until the filing of this registration statement, the Trust was referred to as the "Winthrop Opportunity Funds." Its shares are currently divided into five series, the DLJ Winthrop High Income Fund, each Money Fund, the DLJ Winthrop Developing Markets Fund and the DLJ Winthrop International Equity Fund. This Statement of Additional Information is for the Money Funds and the High Income Fund. The Money Funds commenced operations on February 24, 1997. The High Income Fund is a newly organized management investment company. The DLJ Winthrop Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.


                      INVESTMENT POLICIES AND RESTRICTIONS


         The following investment policies and restrictions supplement should be read in conjunction with the information set forth under the heading "Investment Objectives and Policies" in the Funds' Prospectus. Except as noted in the Prospectus and this Statement of Additional Information, the Funds' investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval; however, shareholders will be notified prior to a significant change in such policies. The Funds' investment restrictions which are fundamental and may not be changed without shareholder approval are indicated under "Fundamental Investment Restrictions" in this Statement of Additional Information.



         It is the policy of the Municipal Fund to seek maximum current income, consistent with liquidity and safety of principal, that is exempt from Federal income taxes by investing principally in a diversified portfolio of municipal securities; it is the policy of the Government Fund to seek maximum current income, consistent with liquidity and safety of principal, by investing in a portfolio of U.S. Government securities. It is the policy of both Money Funds to declare the net investment income associated with their investments as a daily dividend to maintain the net asset value of the Funds at $1.00. (See "Net Asset Value" and "Daily Dividends, Distributions and Taxes.") In addition, one or both of the Funds may invest in the securities described below.



         It is the policy of the High Income Fund to seek a high level of current income and a secondary investment objective of capital appreciation.
The High Income Fund seeks to achieve its objective by investing in fixed income securities, including corporate bonds and notes, that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by Standard & Poor's).


The Prospectus indicates what securities a particular Fund may invest in, or may be limited in investing in, which may include the following securities.

Securities


         U.S. Government Obligations. The Funds may purchase marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress, including variable rate obligations such as floating rate notes. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.



         Repurchase Agreements. The Money Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities, any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer or any other counterparty allowable under Rule 2a-7 of the Investment Company Act of 1940 (the "Act"). Repurchase agreements permit the Money Funds to keep all of their assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Money Funds require continual maintenance of collateral with an approved custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the Money Funds might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the Money Funds might be delayed in selling the collateral. Pursuant to Rule 2a-7 of the 1940 Act, a repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the Money Funds is collateralized fully (as defined in such Rule). Accordingly, the vendor of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.



     Reverse Repurchase Agreements. The Money Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Money Funds would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time the Money Funds enter into a reverse repurchase agreement, they would establish and maintain with an approved custodian a segregated account containing liquid securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by the Money Funds for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce the Money Funds' obligations to repurchase the securities and the Money Funds' use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the Money Funds or the Securities and Exchange Commission to the extent liquid debt securities are segregated in an amount at least equal to the amount of the liability.



         When-Issued and Delayed-Delivery Securities. The Money Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when-issued" or "delayed-delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.



         When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally ten days to a month, or more, after the date of the commitment. While the Money Funds will only enter into a forward commitment with the intention of actually acquiring the security, the Money Funds may sell the security before the settlement date if it is deemed advisable.



         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Money Funds prior to the settlement date. The Money Funds will segregate with their custodian cash or liquid debt securities in an aggregate amount at least equal to the amount of their respective outstanding forward commitments.



         Standby Commitments. The Municipal Fund may purchase municipal securities together with the right to resell them to the seller at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a "standby commitment," and the aggregate price which the Municipal Fund pays for securities with a standby commitment may be higher than the price which otherwise would be paid. The primary purpose of this practice is to permit the Municipal Fund to be as fully invested as practicable in municipal securities while preserving the necessary flexibility and liquidity to meet unanticipated redemptions. In this regard, the Municipal Fund acquires standby commitments solely to facilitate liquidity and does not exercise its rights thereunder for trading purposes. Since the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, the Municipal Fund's policy is to enter into standby commitment transactions only with municipal securities dealers which are determined to present minimal credit risks.





         The acquisition of a standby commitment does not affect the valuation or maturity of the underlying municipal securities which continue to be valued in accordance with the amortized cost method. Standby commitments acquired by the Municipal Fund are valued at zero in determining net asset value. Where a Municipal Fund pays directly or indirectly for a standby commitment, its cost is reflected as unrealized depreciation for the period during which the commitment is held. Standby commitments do not affect the average weighted maturity of the Municipal Fund's portfolio of securities.



         The Municipal Fund may only invest up to 10% of its net assets, in the aggregate, in standby commitments, when-issued securities, delayed-delivery securities and other illiquid securities.



         Municipal Securities. The term "municipal securities," as used in the Prospectus and this Statement of Additional Information, means obligations issued by or on behalf of states, territories, and possessions of the United States or their political subdivisions, agencies and instrumentalities, the interest from which is exempt (subject to the alternative minimum tax - as later described) from Federal income taxes. The municipal securities in which the Municipal Fund invests are limited to those obligations which at the time of purchase are:


         1.       Backed by the full faith and credit of the United States; or

         2. Municipal notes rated MIG-1 or MIG-2 and VMIG-1 or VMIG-2, by Moody's Investors Service, Inc. ("Moody's") or SP-1 or SP-2 by Standard and Poor's Corporation ("S&P"), or, if not rated, are of equivalent investment quality as determined by the Municipal Fund's adviser; or

         3. Municipal bonds rated Aa or higher by Moody's, AA- or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Municipal Funds' adviser; or

         4. Other types of municipal securities, provided that such obligations are rated Prime-1 by Moody's, A-1 or higher by S&P or, if not rated, are of equivalent investment quality as determined by the Municipal Fund's adviser.

See Appendix A for a description of municipal ratings and Appendix B for a description of municipal securities.


         Alternative Minimum Tax. The Municipal Fund may invest without limitation in tax-exempt municipal securities subject to the alternative minimum tax (the "AMT"). Under current Federal income tax law, (1) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds," and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations, though for regular Federal income tax purposes, such interest will remain fully tax-exempt, and (2) interest on all tax-exempt obligations will be included in "adjusted current earnings" for corporation for AMT purposes. Such private activity bonds ("AMT-Subject Bonds") have provided, and may continue to provide, somewhat higher yields than other comparable municipal securities.



         Investors should consider that, in most instances, no state, municipality or other governmental unit with taxing power will be obligated with respect to AMT-Subject Bonds. AMT-Subject Bonds are in most cases revenue bonds and do not generally have the pledge of the credit or the taxing power, if any, of the issuer of such bonds. AMT-Subject Bonds are generally limited obligations of the issuer supported by payments from private business entities and not by the full faith and credit of a state or any governmental subdivision. Typically the obligation of the issuer of an AMT-Subject Bond is to make payments to bond holders only out of, and to the extent of, payments made by the private business entity for whose benefit the AMT-Subject Bonds were issued. Payment of the principal and interest on such revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. It is not possible to provide specific detail on each of these obligations in which Municipal Fund assets may be invested.



         While the Municipal Fund may invest without limitation in securities subject to AMT, the AMT affects only a small percentage of all taxpaying investors.



         Taxable Securities for the Municipal Fund. The Municipal Fund is, and expects to be, largely invested in municipal securities, but may elect to invest up to 20% of its total assets in taxable money market securities when such action is deemed to be in the best interests of shareholders. Such taxable money market securities also are limited to remaining maturities of 397 days or less at the time of the Municipal Fund's investment, and the Municipal Fund's municipal and taxable securities are maintained at a dollar-weighted average of 90 days or less.



         Variable Rate Obligations. The interest rate payable on certain municipal securities in which the Municipal Fund may invest, called "variable rate" obligations, is not fixed and may fluctuate based upon changes in market rates. The interest rate payable on a variable rate municipal security is adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. Other features may include the right of the Municipal Fund to demand prepayment of the principal amount of the obligation prior to its stated maturity and the right of the issuer to prepay the principal amount prior to maturity. The main benefit of a variable rate municipal security is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate municipal securities enhances the ability of the Municipal Fund to maintain a stable net asset value per share and to sell an obligation prior to maturity at a price approximating the full principal amount. The payment of principal and interest by issuers of certain municipal securities purchased by the Municipal Fund may be guaranteed by letters of credit or other credit facilities offered by banking or other financial institutions. Such guarantees will be considered in determining whether a municipal security meets the Municipal Fund's investment quality requirements.



         Variable rate obligations purchased by the Municipal Fund may include participation interests in variable rate industrial development bonds. Purchase of a participation interest gives the Municipal Fund an undivided interest in certain such bonds. The Municipal Fund can exercise the right, on not more than 30 days' notice, to sell such an instrument back to the financial institution from which it purchased the instrument and, if applicable, draw on the letter of credit for all or any part of the principal amount of the Municipal Fund's participation interest in the instrument, plus accrued interest, but will do so only (i) as required to provide liquidity to the Municipal Fund, (ii) to maintain a high quality investment portfolio, or (iii) upon a default under the terms of the demand instrument. Financial institutions retain portions of the interest paid on such variable rate industrial development bonds as their fees for servicing such instruments and the issuance of related letters of credit and repurchase commitments. No single financial institution will issue its letters of credit with respect to variable rate obligations or participation interests therein covering more than the allowable percentage of the total assets of the Municipal Fund pursuant to Rule 2a-7 of the Act. The Municipal Fund will not purchase participation interests in variable rate industrial development bonds unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by the Municipal Fund from the bonds in which it holds participation interests is exempt from Federal income taxes. The Municipal Fund's adviser will monitor the pricing, quality and liquidity of variable rate demand obligations and participation interests therein held by the Municipal Fund on the basis of published financial information, rating agency reports and other research services to which the adviser may subscribe.

         Municipal Leases and Participations Therein. These are obligations in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Income from such obligations is exempt from local and state taxes in the state of issuance. "Participations" in such leases are undivided interests in a portion of the total obligation. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. The constitutions and statutes of all states contain requirements that the state or a municipality must meet to incur debt. These often include voter referenda, interest rate limits and public sale requirements. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.



         In addition to the "non-appropriation" risk, municipal leases have additional risk aspects because they represent a relatively new type of financing that has not yet developed in many cases the depth of marketability and liquidity associated with conventional bonds; moreover, although the obligations will be secured by the leased equipment, the disposition of the equipment in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In addition, in certain instances the tax-exempt status of the obligations will not be subject to the legal opinion of a nationally recognized "bond counsel," as is customarily required in larger issues of municipal obligations. However, in all cases the Municipal Fund will require that a municipal lease purchased by the Municipal Fund be covered by a legal opinion (typically from the issuer's counsel) to the effect that, as of the effective date of such lease, the lease is the valid and binding obligation of the governmental issuer.



         Municipal leases and participations will be purchased pursuant to analysis and review procedures which the Municipal Fund's adviser believes will minimize risks to shareholders. It is possible that more than 5% of the Municipal Fund's net assets will be invested in municipal leases which have been determined by the Municipal Fund's adviser to be liquid securities. When evaluating the liquidity of a municipal lease, the investment adviser considers all relevant factors including frequency of trading, availability of quotations, the number of dealers and their willingness to make markets, the nature of trading activity and the assurance that liquidity will be maintained. With respect to unrated municipal leases, credit quality is also evaluated.



         General. Net income to shareholders is aided both by the Money Funds' ability to make investments in large denominations and by its efficiencies of scale. Also, the Money Funds may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Funds' investments tends to decrease during periods of rising interest rates and to increase during intervals of falling rates.




Rule 2a-7 Under the Investment Company Act of 1940


         The Money Funds will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversity, quality and maturity limitations imposed by the Rule.



         Currently, pursuant to Rule 2a-7, the Money Funds may invest only in "eligible securities," as that term is defined in the Rule. Generally, an eligible security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations ("Rating Organizations") or, if only one has issued a rating, by that Rating Organization; and (iii) has been determined by the Money Funds' adviser to present minimal credit risks. A security that originally had a maturity of greater than 397 days is an eligible security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an eligible security. Unrated securities may also be eligible securities if the Money Funds' adviser determines that they are of comparable quality to a rated eligible security pursuant to guidelines approved by the Trustees. A description of the ratings of some Rating Organizations appears in Appendix A attached hereto.



         The Money Funds may not invest in the securities of any one issuer other than the United States Government, its agencies or instrumentalities in violation of Rule 2a-7. In addition, the Money Funds may not invest in a security that has received, or is deemed comparable in quality to a security that has received, the second highest rating by the requisite number of Rating Organizations (a "second tier security") if immediately after the acquisition thereof the Money Funds would have invested more than (A) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (B) five percent of its total assets in second tier securities.



         Securities with a settlement of more than seven days from the date of purchase, as calculated pursuant to Rule 2a-7, are considered by the Securities and Exchange Commission to be illiquid securities in an open-end investment company. The Money Funds are restricted to invest no more than 10% of their net assets in illiquid securities.

Other General Information About the Municipal Fund


         Yields on municipal securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond and municipal note market, the size of a particular offer, the maturity of the obligation and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. (An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.) The achievement of the Municipal Fund's investment objectives is dependent in part on the continuing ability of the issuers of municipal securities in which the Municipal Fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the Securities and Exchange Commission, although there have been proposals which would require registration in the future. The Municipal Fund may seek to improve income by selling certain securities prior to maturity in order to take advantage of yield disparities that occur in securities markets.



         Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of, and interest on, its municipal securities may be materially affected.




Other General Information About the High Income Fund


         Lower Grade Securities.


         Lower grade securities are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest. Investment in such securities involves substantial risk. Lower grade securities are commonly referred to as "junk bonds." Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower grade securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During periods of economic downturn, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Other than with respect to distressed securities, discussed below, the lower grade securities in which the High Income Fund may invest do not include instruments which, at the time of investment, are in default or the issuers of which are in bankruptcy. However, there can be no assurance that such events will not occur after the High Income Fund purchases a particular security, in which case the High Income Fund may experience losses and incur costs.


          Lower grade securities frequently have call or redemption features that would permit an issuer to repurchase the security from the High Income Fund. If a call were exercised by the issuer during a period of declining interest rates, the High Income Fund is likely to have to replace such called security with a lower yielding security, thus decreasing the net investment income to the High Income Fund and dividends to shareholders.



         Lower grade securities are considered to be more volatile than higher-rated fixed-income securities, so that adverse economic events may have a greater impact on the prices of lower grade securities than on higher-rated fixed income securities. Factors adversely affecting the market value of such securities are likely to affect adversely the High Income Fund's net asset value. The difference between the yields paid by lower grade securities and investment grade bonds (i.e., the "spread") varies over time depending on the demand for lower grade securities. To the extent the spread increases, the value of lower grade securities in the High Income Fund's portfolio could be adversely affected.



         Like higher-rated fixed-income securities, lower grade securities generally are purchased and sold through dealers who make a market in such securities for their own accounts. However, there are fewer dealers in the lower grade securities market, which market may be less liquid than the market for higher-rated fixed-income securities, even under normal economic conditions. Also, there may be significant disparities in the prices quoted for lower grade securities by various dealers. As a result, during periods of high demand in the lower grade securities market, it may be difficult to acquire lower grade securities appropriate for investment by the High Income Fund. Adverse economic conditions and investor perceptions thereof (whether or not based on economic reality) may impair liquidity in the lower grade securities market and may cause the prices the High Income Fund receives for its lower grade securities to be reduced. In addition, the High Income Fund may experience difficulty in liquidating a portion of its portfolio when necessary to meet the High Income Fund's liquidity needs or in response to a specific economic event such as deterioration in the Credit- worthiness of the issuers. Under such conditions, judgment may play a greater role in valuing certain of the High Income Fund's portfolio instruments than in the case of instruments trading in a more liquid market. In addition, the High Income Fund may incur additional expense to the extent that it is required to seek recovery upon a default on a portfolio holding or to participate in the restructuring of the obligation.


         Distressed Securities


         As a component of the High Income Fund's investment in "junk bonds," the High Income Fund may invest up to 20% of its total assets in distressed securities. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the High Income Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the High Income Fund pursues its secondary objective of capital appreciation through investment in distressed securities, the High Income Fund's ability to achieve current income for shareholders may be diminished.


         Non-U.S. Securities



         The High Income Fund may invest up to 30% of its total assets in securities of non-U.S. issuers or that are denominated in various foreign currencies and multinational foreign currency units. Investing in securities of non-U.S. issuers and securities denominated in foreign currencies involves certain risks not involved in domestic investments, including, but not limited to, fluctuations in foreign exchange rates, future foreign political and economic developments, different legal and accounting systems and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain non-U.S. investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.


     As a result of these potential risks, the Adviser may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. The High Income Fund may invest in countries in which foreign investors, including the Adviser, have had no or limited prior experience.

See the Appendix for a further description of securities ratings.



Fundamental Investment Restrictions


         The following fundamental investment restrictions are applicable to each of the Funds and may not be changed with respect to a Fund without the approval of a majority of the shareholders of that Fund. This means an affirmative vote of the holders of (a) 67% or more of the shares of that Fund represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (b) more than 50% of the outstanding shares of that Fund, whichever is less. Except as set forth in the Prospectus and this Statement of Additional Information, all other investment policies or practices are considered by each Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.



         Briefly, these fundamental restrictions provide that each Fund may not:


                 (1) Invest 25% or more of the value of its total assets in any one industry, other than the United States Government, or any of its agencies or instrumentalities, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;


                  (2) Issue senior securities, except as permitted under the Investment Company Act of 1940;


                  (3) Make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Funds' investment objective and policies or the acquisition of securities subject to repurchase agreements. The High Income Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;


                  (4) Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the Funds may be deemed to be an underwriter;


                  (5) Purchase real estate or interests therein unless acquired as a result of ownership from investing in securities or other instruments (but this shall not prevent the Funds from investing in securities or other interests backed by real estate or securities of companies engaged in the real estate business);


                  (6) Purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the Funds becoming subject to registration with the Commodity and Futures Trading Commission as a commodity pool;


                  (7) Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Money

         Fund's total assets and the Money Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class; and


                  (8) Borrow money, except that the Funds may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed
         33 1/3% of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Saturdays, Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

                                  MANAGEMENT


         The Trustees and principal officers of the Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 277 Park Avenue, New York, New York 10172. Those Trustees whose names are preceded by an asterisk are "interested persons" of the Funds as defined by Section 2(a)(19) of the Act.


         *G. Moffett Cochran, 48, Chairman of the Board of Trustees and President of the Opportunity Funds, is President and Chairman of the Adviser. He has been associated with affiliates of the Adviser since 1992. Prior to his association with the Funds and the Adviser, Mr. Cochran was a Senior Vice President with Bessemer Trust Companies.


         Robert E. Fischer, 68, Trustee of the Opportunity Funds, has been a Member at the law firm Wolf, Block, Schorr and Solis-Cohen LLP (or its predecessor firm) since 1993.


         *Martin Jaffe, 52, Trustee, Vice President, Secretary and Treasurer of the Opportunity Funds, is a Managing Director and Chief Operating Officer of the Adviser. He has been associated with affiliates of the Adviser since 1993.


         Wilmot H. Kidd, III, 57, Trustee of the Opportunity Funds, has been President of Central Securities Corporation since 1993.


         John W. Waller, III, 47, Trustee of the Opportunity Funds, has been Chairman of Waller Capital Corporation, an investment banking firm, since 1993.


         James A. Engle, 40, Vice President of the Opportunity Funds, has been associated with affiliates of the Adviser since 1993.


         Brian A. Kammerer, 41, Vice President of the Opportunity Funds, has been associated with affiliates of the Adviser since 1993.


The following table sets forth certain information regarding compensation of the Funds' Trustees and officers. No executive officer or person affiliated with the Funds will receive compensation from the Funds.

                              Compensation Table


                                                                                                                  Total
                                                           Pension or                                      Compensation
                                                           Retirement              Estimated                 From Trust
                                          Aggregate     Benefits Accrued             Annual                    and Fund
                                       Compensation     as Part of Trust         Benefits Upon             Complex Paid
Name and Position                       From Trust(1)       Expenses               Retirement              to Trustees(2)
-----------------                      --------------   ----------------         -------------             --------------
 G. Moffett Cochran                              $0           None                    None                        $0(10)
  Trustee
 Robert E. Fischer                          $10,000           None                    None                   $10,000(5)
  Trustee
 Martin Jaffe                                    $0           None                    None                        $0(5)
  Trustee
 Wilmot H. Kidd, III                        $10,000           None                    None                   $10,000(5)
  Trustee
 John W. Waller, III                        $10,000           None                    None                   $10,000(5)
  Trustee



         The Trustees of the DLJ Winthrop Opportunity Funds who are officers or employees of the Funds' adviser or any of its affiliates receive no remuneration from the DLJ Winthrop Opportunity Funds. Each of the Trustees who are not affiliated with the Adviser will be paid a $2,000 fee for each Opportunity Fund board meeting attended. Messrs. Cochran and Jaffe are members of the Executive Committee. Messrs. Fisher, Kidd and Waller are members of the Audit Committee and are paid a $1,000 fee for each Audit Committee meeting attended.


Adviser


         DLJ Investment Management Corp. (the "Adviser"), a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, has been retained under an Investment Advisory Agreement (separate agreements for each of the Funds) as the Funds' investment adviser (see "Management" in the Prospectus). The Adviser was established in 1996 to serve a select group of individual and institutional investors.


----------
(1) The Opportunity Funds anticipate paying each independent Trustee approximately $10,000 in each calendar year.

(2) Represents the total compensation to be paid to such persons during the calendar year ending December 31, 1998. The parenthetical number represents the number of portfolios (including the Funds) for which such person acts as a Trustee, that are considered part of the same fund complex as the Funds.

         The Adviser is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities" or the "Distributor"), the distributor of the Funds' shares, which is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., which is in turn an independently operated, indirect subsidiary of The Equitable Companies, Incorporated ("ECI"), a holding company controlled by AXA-UAP ("AXA"), a French insurance holding company. The Adviser along with its affiliates are an integral part of the DLJ Securities family, and as one of the oldest money management firms in the country, they maintain a tradition of personalized service and performance. The address of Donaldson, Lufkin & Jenrette, Inc. is 277 Park Avenue, New York, New York 10172. The address of ECI is 787 Seventh Avenue, New York, New York 10019.



         As of February 1, 1999, AXA owns 60.5% of the outstanding shares of the common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, on November 30, 1998, 18.2% of the issued ordinary shares (representing 28.2% of the voting power) of AXA were directly or indirectly owned by Finaxa, a French holding company ("Finaxa"). Such percentage of interest includes the interest of Colisee Vendome, a wholly-owned subsidiary of Finaxa, which owned 3.1% of the issued ordinary shares (representing 2.7% of the voting power) of AXA and the interest of les Ateliers de construction du Nord de la France- ANF ("ANF"), a 95.4% owned subsidiary of Finaxa, which owned 0.2% of the issued ordinary shares (representing 0.3% of the voting power) of AXA. As of November 30, 1998, 61.5% of the issued ordinary shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies (the "Mutuelles AXA") and 23.7% of the issued ordinary shares (representing 14.7% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa and its subsidiaries on November 30, 1998, the Mutuelles AXA directly and indirectly owned 24.8% of the issued ordinary shares of AXA (representing 35.9% of the voting power). Acting as a group, the Mutuelles AXA will continue to control AXA and Finaxa.





         The Investment Advisory Agreement for the Money Funds is dated October 22, 1998. This agreement was approved by the Board of Trustees of the DLJ Winthrop Opportunity Funds on October 22, 1996 and by the shareholders of the Money Funds on January 24, 1997 and became effective on the same date. The Investment Advisory Agreement the Money Funds is reviewed annually by the Board of Trustees and was most recently reapproved on July 16, 1998. The Investment Advisory Agreement for the Money Funds continues in force for successive twelve month periods provided that such continuation is specifically approved at least annually by a majority vote of the Trustees who neither are interested persons of the Money Funds nor have any direct or indirect financial interest in the Investment Advisory Agreement for the Money Funds, cast in person at a meeting called for the purpose of voting on such approval. Under the Investment Advisory Agreement for the Money Funds, the Adviser is paid a management fee equal to .40 of 1% of the average daily net assets of the Money Funds which are reduced to
 .35% of the average daily net assets in excess of $1 billion.



         Pursuant to the terms of the Investment Advisory Agreement for the Money Funds, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to the Money Funds.



          For the fiscal years ending October 31, 1998 and 1997 the Municipal Fund paid the Adviser fees of $246,668 and $80,171, respectively, and the Government Fund paid the Adviser fees of $171,144 and $68,375, respectively. During the fiscal years ending October 31, 1998 and 1997, the Adviser reimbursed the Municipal Fund $93,148 and $80,308, respectively, and the Adviser reimbursed the Government Fund, $105,492 and $76,506, respectively.



         The Investment Advisory Agreement for the High Income Fund is dated January 21, 1999. This agreement was approved by the Board of Trustees of the DLJ Winthrop Opportunity Funds on January 21, 1999 and by the shareholders of the High Income Fund on February 22, 1999 and became effective on the same date. The Investment Advisory Agreement for the High Income Fund is reviewed annually by the Board of Trustees. The Investment Advisory Agreement for the High Income Fund continues in force for successive twelve month periods provided that such continuation is specifically approved at least annually by a majority vote of the Trustees who neither are interested persons of the High Income Fund nor have any direct or indirect financial interest in the Investment Advisory Agreement for the High Income Fund, cast in person at a meeting called for the purpose of voting on such approval. Under the Investment Advisory Agreement for the High Income Fund, the Adviser is paid a management fee equal to .70 of 1% of the average daily net assets of the High Income Fund which are reduced to .625 of 1% of the average daily net assets in excess of $500 million.



         Pursuant to the terms of the Investment Advisory Agreement for the High Income Fund, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to the High Income Funds.

         The Funds intend to enter into arrangements with certain broker-dealers (including affiliates of the Distributor) whose customers are Fund shareholders pursuant to which the broker-dealers may perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to certain inquiries regarding the Fund's performance and the status of shareholder accounts. The Funds may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Funds' computer files and, in addition, may reimburse the broker-dealers at cost for personnel expenses involved in providing the services.


                            EXPENSES OF THE FUNDS



General


         In addition to the payments to the Adviser under the Investment Advisory Agreements, each Fund pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees and commissions.



         As to the obtaining of clerical and accounting services not required to be provided to the Funds by the Adviser under the Investment Advisory Agreements, the Funds may employ their own personnel. For such services, they also may utilize personnel employed by the Adviser or their affiliates. In such event, the costs associated with the management, supervision and assistance and office facilities, in addition to administrative and nonadviser services provided by the Adviser or their affiliates, may be reimbursed, however, the payments must be specifically approved by the Funds' Trustees, including a majority of the disinterested Trustees.


Distribution Agreement


         Pursuant to Rule 12b-1 adopted by the Securities and Exchange Commission under the Act, the Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for each Money Fund and Class A and Class B Rule 12b-1 Plans for the High Income Fund (the "12b-1 Plans") to permit such Fund directly or indirectly to pay expenses associated with the distribution of shares.



         Pursuant to the Distribution Agreement and the 12b-1 Plans, the Treasurer of the Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval.



         The Distribution Agreement for each Money Fund was initially approved by each Money Fund's Trustees on October 22, 1996 and by the then shareholders on January 24, 1997. The Distribution Agreement for the High Income Fund was initially approved by the High Income Fund's Trustees on January 21, 1999 and by the then shareholders on February 22, 1999. The Distribution Agreement for the Money Funds was most recently reviewed and reapproved on July 16, 1998. All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. Each Fund's 12b-1 Plan or Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of a Fund or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of a Fund on not more than 60 days notice to any other party to the agreement, and any agreement, but not the 12b-1 Plans, will terminate automatically in the event of assignment.



         An initial concession or ongoing maintenance fee may be paid to broker-dealers on sales of the Funds' shares. Pursuant to the Funds' 12b-1 Plans, if such fee is paid, the Distributor is then reimbursed for such payments with amounts paid from the assets of such Fund. The payments to the broker-dealer, although a Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the Funds. Broker-dealers who sell shares of the Funds may provide services to their customers that are not available to investors who purchase their shares directly from the Funds. Investors who purchase their shares directly from a Fund will pay a pro rata share of such Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the Funds.



         Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement for the Money Funds, the maximum amount payable by the Money Funds under the 12b-1 Plans for distributing shares is .40 of 1% of the average daily net assets during the fiscal year. Currently, each Money Fund pays a distribution services fee each month to the Distributor, with respect to shares of each Money Fund, at an annual rate of up to .25 of 1% of the aggregate average daily net assets attributable to each Money Fund.



         Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement for the High Income Fund, the maximum amount payable by the High Income Fund under the 12b-1 Plans for distributing Class A shares is .25 of 1% of the average daily net assets during the fiscal year. The High Income Fund pays a distribution services fee each month to the Distributor, with respect to Class A shares of the High Income Fund, at an annual rate of up to .25 of 1% of the aggregate average daily net assets of the Class A shares of the High Income Fund. With respect to the Class B shares of the High Income Fund, the annual rate may be up to 1% of the aggregate average daily net assets attributable to the Class B shares of the High Income Fund.


The table below shows distribution costs charged to each Fund during the past fiscal year.



DISTRIBUTION COSTS


Municipal Fund.................   $ 154,168
U.S. Government Fund...........   $ 106,965



         Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the Funds. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.




                     PURCHASES, REDEMPTIONS AND EXCHANGES



         The following information supplements that set forth in the Funds' Prospectus under the heading "Purchases, Redemptions and Shareholder Services."


Purchases


         Shares of the Funds are offered at the respective net asset value (less any applicable sales charge for Class A shares of the High Income Fund) per share next determined following receipt of a purchase order in proper form by the Funds, the Funds' transfer agent, First Data Investor Services Group (the "Transfer Agent"), or by the Distributor. The Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, which is generally 4:00 p.m. New York City time on each day that trading is conducted on the New York Stock Exchange (the "NYSE") (see "Net Asset Value").



         Orders for the purchase of shares of a Fund become effective at the next transaction time (as stated in the Prospectus) after Federal funds or bank wire monies become available to the Transfer Agent for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds. Investors should note that their banks may impose a charge for this service. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars. All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value. To avoid unnecessary expense to the Funds, share certificates representing shares of the Fund purchased are not issued for full or fractional shares.



         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.


Redemptions


         Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share (less any applicable contingent deferred sales charge ("CDSC"), as next computed as of the closing of the regular trading session of the NYSE following the receipt in proper form by the Fund of the shares tendered for redemption.



         Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that an appropriate situation exists which would make such a practice detrimental to the best interest of the Funds or its shareholders. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash.

         Except for Class D shares of the High Income Fund, to redeem shares, the registered owner or owners should forward a letter to the Funds containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone as described in the Prospectus. The signature or signatures in the redemption letter must be guaranteed in the manner described below.





         If the total value of the shares being redeemed exceeds $50,000 or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.


         The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.




Exchanges


         Class A or Class B shares of the High Income Fund can be exchanged for shares of either Money Fund, or shares of the same class of the DLJ Winthrop Developing Markets Fund and the DLJ Winthrop International Equity Fund (the "International Funds"), and shares of the same class of DLJ Winthrop Growth Fund, DLJ Winthrop Fixed Income Fund, DLJ Winthrop Small Company Value Fund, DLJ Winthrop Growth and Income Fund and DLJ Winthrop Municipal Trust Fund (the "Focus Funds"). Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.


         Participants within DLJ's 401(k) Retirement Savings Plan for Employees should contact the DLJ 401(k) Hotline at 1-877-401k-DLJ for information regarding exchanging Class D shares of the High Income Fund.


         Shares of each Money Fund can be exchanged for shares of the other Money Fund. Shareholders whose initial investment was directly into a Money Fund may exchange such shares into either class of the International Funds, High Income Fund or Focus Funds. Shares of each Money Fund established pursuant to DLJ's exchange privilege will be eligible for exchange into the International Funds, High Income Fund or Focus Funds provided that the exchange is directed into the same class of shares upon which the initial investment was made. Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.


         The exchange privilege is available only in those jurisdictions where shares of such Fund may be legally sold. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made and the shares exchanged are held by the Transfer Agent.


         Only those shareholders who have had shares in the High Income Fund for at least seven days may exchange all or part of those shares for shares of the International Funds, the Money Funds or Focus Funds, and no partial exchange may be made if, as a result, the shareholders' interest in the High Income Fund would be reduced to less than $250. The minimum initial exchange into another Fund is $250.



         All exchanges into either of the Money Funds, the International Funds or any of the Focus Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the relevant Money Fund, International Fund or Focus Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.


         The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short term swings in the stock market by engaging in frequent transactions in and out of the Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.





         All exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses and distribution fees for such Fund may be higher and a sales charge differential may apply. See "Expenses of the Money Funds" and "Additional Shareholder Services - Exchange Privilege" in the Prospectus for a description of these expense differences.

                               RETIREMENT PLANS


         The Funds may be a suitable investment vehicle for part or all of the assets held in various tax sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the Funds' Transfer Agent. While the Funds reserve the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to the types of plans listed below.




Individual Retirement Accounts ("IRA")


         The Adviser has available a prototype form of a Traditional IRA. Under the Code, individuals may currently make IRA contributions of up to $2,000 annually. Married individuals filing jointly may contribute up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to an IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in an IRA is not subject to Federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs under certain circumstances. As with tax-deductible contributions, taxes on the income earned from nondeductible IRA contributions will be deferred until distributed from the IRA.


         The Adviser has available a prototype form of the Roth IRA. Unlike Traditional IRA's, contributions to a Roth IRA are not currently deductible. However, the amounts within the Roth IRA accounts will accumulate tax-free, and qualified distributions from the Funds will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRA's. In addition, Roth IRA's are not available to individuals above certain income levels.


         The Adviser also has available a prototype form of the Education IRA. Like the Roth IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of $500 per account annually. In addition, Educational IRA's are not available to individuals above certain income levels.


Simplified Employee Pension Plan ("SEP/IRA")


         A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.


Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and SIMPLE 401(k)


         SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the employer in the preceding calendar year the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone DLJ's shareholder servicing representatives at (800) 225-8011 for more information.


Employer-Sponsored Retirement Plans


         The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.


         Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.


Self-Directed Retirement Plans


         Shares of the Funds may be suitable for self-directed IRA accounts and prototype retirement plans such as those developed by Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser and DLJ Winthrop's Distributor.

                               NET ASSET VALUE



         Shares of the Funds will be priced at the net asset value per share as computed each Fund Business Day in accordance with the Agreement and Declaration of Trust and By-Laws. For this purpose, a Fund Business Day is any day on which the NYSE is open for business, typically, Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


         The net asset value of the shares of each Money Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated by taking the sum of the value of each Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.


          For purposes of this computation, the securities in each Money Fund's portfolio are valued at their amortized cost, which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.


         The valuation at amortized cost is in accordance with the provisions of Rule 2a-7 under the Act. Pursuant to such rule, the Money Funds maintain a dollar-weighted average portfolio maturity of 90 days or less and invests only in securities of high quality (as defined by the Rule). The Money Funds also purchase instruments which, at the time of investment, have remaining maturities of no more than one year which maturities may extend to 397 days. The Money Funds maintain procedures designed to stabilize, to the extent reasonably possible, the price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Funds' portfolio holdings by the Adviser at such intervals as the Adviser deems appropriate to determine whether and to what extent the net asset value of the Money Funds calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. If such deviation exceeds 1/2 of 1%, the Adviser will promptly consider what action, if any, should be initiated. In the event the Adviser determines that such a deviation may result in material dilution or other unfair results to new investors or existing shareholders, they will consider corrective action which might include (1) selling instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, (2) withholding dividends of net income on shares, or (3) establishing a net asset value per share using available market quotations or equivalents. There can be no assurance, however, that the Money Funds' net asset value per share will remain constant at $1.00.

         The net asset value of the shares of the High Income Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated by taking the sum of the value of the Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to the Adviser, are accrued daily. For purposes of this computation, the securities in the Fund's portfolio are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees believe would accurately reflect their fair value.

         Substantially all of the High Income Fund's investments (excluding short-term investments) are valued by one or more independent pricing services (the "Service") pursuant to procedures approved by the Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and the indications as to values from dealers; and general market conditions. Debt securities which mature in less than 60 days are valued at amortized cost (unless the Trustees determine that this method does not represent fair value) if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other investments that are readily marketable portfolio securities listed on an exchange are valued at the last sale price at the close of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees shall determine in good faith to reflect its fair value. Readily marketable securities including certain options, not listed on an exchange but admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List (the "List") are valued in like manner. Portfolio securities traded on more than one exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by the Adviser to be over-the-counter (excluding those admitted to trading on the List) are valued at the mean of the current bid and asked prices as reported by such sources as the Trustees deem appropriate to reflect their fair market value.


         Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale or settlement price as of the close of the exchanges or, if no sales are reported, at the average of the quoted bid and asked prices as of the close of the exchange. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by the Fund will be included in the liability section of the financial statements as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written.


         Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the prevailing rates of exchange or, if no such rate is quoted on such date, at the exchange rate utilized on the previous business day or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Expenses and fees, including the management fee, are accrued daily and taken into account for the purpose of determining net asset value.

         Securities that are not valued by the Service are valued at fair value as determined in good faith by the Trustees utilizing such factors as the Trustees deem appropriate. The Trustees will review the method of such valuation on a regular basis.



                      DIVIDENDS, DISTRIBUTIONS AND TAXES



         Dividends. The net investment income of the Money Funds and the High Income Fund is declared daily as a dividend to holders of record, after giving effect to redemptions received during the day, following the determination of net asset value as of the close of business of regular sessions of the NYSE. Net investment income consists of all accrued interest and dividend income on the Funds' portfolio assets less the Funds' actual and accrued expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net investment income.


         Because the net investment income of each Money Fund is declared as a dividend each time the net investment income of the Fund is determined and is expressed by an increase in the number of shares held at a $1.00 price, the net asset value per share of each Money Fund (i.e., the value of the net assets of the Fund divided by the number of shares of the Money Fund outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration, unless (i) there are unusual or extended fluctuations in short-term interest rates or other factors, such as unfavorable changes in the creditworthiness of issuers affecting the value of securities in the Money Fund's portfolio, or (ii) net income is a negative amount. Normally, each Money Fund will have a positive net investment income at the time of each determination thereof. Net investment income may be negative if an unexpected liability must be accrued or a loss realized. If the net investment income of a Money Fund determined at any time is a negative amount, the net asset value per share will be reduced below $1.00 unless one or more of the following steps are taken: the Adviser has the authority (i) to reduce the number of shares in each shareholder's account, (ii) to offset each shareholder's pro rata portion of negative net investment income from the shareholder's accrued dividend account or from future dividends, or (iii) to combine these methods in order to seek to maintain the net asset value per share at $1.00. Each Money Fund may endeavor to restore the net asset value per share to $1.00 by not declaring dividends from net investment income on subsequent days until restoration, with the result that the net asset value per share will increase to the extent of positive net investment income which is not declared as a dividend.


         Should the Money Funds incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately the Money Funds' income for a particular period, the Adviser would at that time consider whether to adhere to the dividend policy described above or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense, loss or depreciation on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which the shares are held and in receiving upon redemption a price per share lower than that which was paid.


         The Money Funds do not anticipate realizing any long-term capital gains. The Money Funds expect to follow the practice of distributing any net realized capital gains to shareholders at least annually. However, if any realized capital gains are retained by the Money Funds for reinvestment and Federal income taxes are paid thereon by the Money Funds, the Money Funds will elect to treat such capital gains as having been distributed to shareholders; as a result, shareholders would be able to claim their share of the taxes paid by the Funds on such gains as a credit against their individual Federal income tax liability.



         Upon a redemption or other disposition of shares of a Fund, including an exchange of shares in one Fund for shares in another Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss if the shares are held as capital assets and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year. Capital gains (short-term and long-term), if any, realized by the Funds during their fiscal year will be distributed to the respective shareholders shortly after the end of such fiscal year.


         Each income dividend and capital gains distribution, if any, declared by the Funds on the outstanding shares of any Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that Fund at the net asset value as of the close of business on the payment date. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the Fund from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of the Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions.


         There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each Fund depends upon the realization by the Fund of income and capital gains from that Fund's investments. All dividends and distributions will be made to shareholders of each Fund solely from assets of that Fund.


         Taxation of Distributions. For Federal income tax purposes and except as provided below, all distributions by the Funds out of net investment income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Funds. Since the Funds derive nearly all of their gross income in the form of interest income, and not dividends from domestic corporations, it is expected that for corporate shareholders, none of the Funds' distributions will be eligible for the dividends-received deduction under current law.


         Since each Fund intends to qualify as a regulated investment company ("RIC"), as discussed below, any distributions from tax-exempt interest and designated as such by the Fund generally will be treated as tax-exempt interest by the shareholders, provided that at least 50% of the value of the Fund's assets at the end of each quarter of the taxable year is invested in state, municipal and other obligations the interest on which is exempt from tax under
Section 103(a) of the Internal Revenue Code of 1986 (the "Code"). The Municipal Fund intends to satisfy this 50% requirement in order to permit distributions of tax-exempt interest to be treated as such for Federal income tax purposes in the hands of their shareholders. Distributions to shareholders of tax-exempt interest earned by the Municipal Fund for the taxable year are therefore not subject to regular Federal income tax, although they may be subject to the alternative minimum taxes imposed on corporations and individuals. Discount from certain stripped tax-exempt obligations or their coupons, however, may be taxable.


         Since the Funds are not treated as a single entity for Federal income tax purposes, the performance of any one Fund will have no effect on the income tax liability of shareholders of another Fund.







         Shareholders will be advised annually as to the federal (and state, for the Municipal Fund) tax status of dividends and capital gains distributions, if any, made by each Money Fund for the preceding year.


         Tax Qualification of the Funds. Each Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, so that it will not be liable for federal income taxes to the extent that its net taxable income and net capital gains are distributed to shareholders. Accordingly, each Fund must, among other things,
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other RICs).



         In addition, each Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that Fund. To the extent possible, each Fund intends to make such distributions as may be necessary to avoid this excise tax.



         In addition, gain on the disposition by a Money Fund of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount generally will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount. Generally, a market discount bond is a bond acquired in the secondary market at a price below its stated redemption price at maturity.





         The High Income Fund may invest in debt-securities of non-U.S. issuers. Any income received by the Funds from such investments may be subject to income, withholding or other taxes imposed by foreign countries. Such taxes will not be deductible or creditable by shareholders of the Funds (but may be deductible by the Funds), and may be withheld at a higher rate than that which would be applicable if the underlying securities had been held directly by a shareholder. Tax conventions between certain countries and the United States may reduce or eliminate those taxes.

         Tax Withholding. Each Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the Funds with a correct taxpayer identification number, who under-reports dividend or interest income, or who fails to certify to the Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.


         Tax Legislation. Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, tax-exempt bonds, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of these recent tax law changes upon the tax-exempt bond market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions that may be enacted in the future. The Municipal Fund will monitor developments in this area and consider whether changes in its objectives or policies are desirable.


         General. The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the Funds. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the Funds or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.



                            PORTFOLIO TRANSACTIONS



         Subject to the general supervision of the Board of Trustees of the Funds, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Funds. Portfolio transactions for the Funds are normally effected by brokers.


         The Funds have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In general, the securities the Funds will purchase are in over-the-counter markets in which purchases and sales are affected directly with a dealer acting as principal. The dealers impose a mark-up on their cost which is usually not disclosed to the Funds. Therefore, the Funds will generally make purchases based exclusively on best price, although execution may be a factor in certain circumstances. In placing orders, it is the policy of the Funds to obtain the best price and execution for its transactions.



                      INVESTMENT PERFORMANCE INFORMATION



         The Funds may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each Fund. These sources include Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.


         These performance figures may be calculated in the following manner:

Yield


         Yield is the net annualized yield based on a specified 7 calendar days calculated at simple interest rates. Yield is calculated by determining the net change exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield quotation based on the 7 days ended October 31, 1998 was2.49% and 4.29% for the Municipal Fund and Government Fund, respectively.


Effective Yield


         Effective yield is the net annualized yield for a specified 7 calendar days assuming a reinvestment of the income or compounding. Effective yield is calculated by the same method as yield except the effective yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:


                  Effective yield = [(Base Period Return + 1)^(365/7)] - 1.


         The effective yield quotation based on the 7 days ended October 31, 1998 was2.52% and 4.39% for the Municipal Fund and
Government Fund, respectively.



Tax-Equivalent Yield


         Tax-equivalent yield is the net annualized taxable yield needed to produce a specified tax-exempt yield at a given tax rate based on a specified 30-day period assuming a reinvestment of all dividends paid during such period. Tax-equivalent yield is calculated by dividing that portion of the Municipal Fund's yield (as computed in the yield description above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Municipal Fund that is not tax-exempt.


         The following chart will illustrate the effects of tax-exempt income versus taxable income.


                                        Tax-Exempt Income vs. Taxable Income
                                        ------------------------------------

                  Federal income tax rates in effect for the 1998 calendar year.


                  1998 Taxable                                   Federal  To Equal Hypothetical Tax-Free Yields of
                 Income Brackets                               Tax Rates     5%, 7% and 9%, a Taxable Investment
                 ---------------                              Individual             Would Have To Earn(3)
                                                                  Return
                                                                  ------
                                                                                     5%              7%          9%
                                                                                     --              --          --

-------------

3 These illustrations assume the Federal alternative minimum tax is not applicable, that an individual is not a "head of household" and claims one exemption and that taxpayers filing a joint return claim two exemptions. Note also that these Federal income tax brackets and rates do not take into account the effects of (i) a reduction in the deductibility of itemized deductions for taxpayers whose Federal adjusted gross income exceeds $124,500 ($62,250 in the case of a married individual filing a separate return), or of (ii) the gradual phaseout of the personal exemption amount for taxpayers whose federal adjusted gross income exceeds $124,500 (for single individuals). The effective Federal tax rates and equivalent yields for such taxpayers would be higher than those show above.

0-25,350                                                           15.0%           5.88            8.24       10.59
25,350-61,400                                                      28.0%           6.94            9.72       12.50
61,401-128,100                                                     31.0%           7.25           10.14       13.04
128,101-278,450                                                    36.0%           7.81           10.95       14.06
Over 278,450                                                       39.6%           8.28           11.59       14.90

                                                                   Joint
                                                                  Return
                                                                  ------
0-42,351                                                           15.0%           5.88            8.24       10.59
42,351-102,300                                                     28.0%           6.94            9.72       12.50
102,301-155,950                                                    31.0%           7.25           10.14       13.04
155,951-278,450                                                    36.0%           7.81           10.95       14.06
Over 278,451                                                       39.6%           8.28           11.59       14.90



         Based on 1998 Federal tax rates, a married couple filing a joint return with two exemptions and taxable income of $50,000 would have to earn a tax-equivalent yield of 6.94% in order to match a tax-free yield of 5%.


         There is no guarantee that a fund will achieve a specific yield. While most of the income distributed to the shareholders of the MunicipalFund will be exempt from Federal income taxes, distributions may be subject to state and local taxes. Income from the Government Money Fund is exempt from most state taxes.


         Quotations of total return will reflect only the performance of an investment in any Money Fund during the particular time period shown. Each Money Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each Money Fund's current yield to yields published for other investment companies and other investment vehicles. Total return and yield should also be considered relative to change in the value of each Money Fund's shares and the risks associated with each Money Fund's investment objectives, policies and risk considerations.


         In connection with communicating its yield, effective yield or tax-equivalent yield to current or prospective shareholders, each Money Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.


         The High Income Fund will commence operations on or about March 8, 1999, and thus, as of the date of this Prospectus, does not report performance information. Any quotations of a Fund's performance are based on historical earnings and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost.

                        SHARES OF BENEFICIAL INTEREST


         Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of February 2, 1999.



                                                                                                   Nature of
        Municipal Money Fund          Name and Address                          % of Class         Ownership
        --------------------          ----------------                          ----------         ---------
                                      Park Ave Partners, Inc.                   12.58              Beneficial
                                      c/o John J. Quinn III
                                      79 Buena Vista Ave.
                                      Rumson, NJ  07760-1231

                                      Chalsty Family LLC                        5.88               Beneficial
                                      C/O Winthrop Trust Co.
                                      277 Park Avenue, 24th Floor
                                      New York, NY  10172-0003

                                      Richard H. Jenrette                       5.23               Beneficial
                                      Richard H. Jenrette Trust
                                      UAD 02/05/98 C/o Donaldson Lufkin &
                                      Jenrette 277
                                      Park Avenue, 18th Floor
                                      New York, NY 10172-0003

     U.S. Government Money Fund

                                      Kathleen Koenen                           9.10               Beneficial
                                      Exec Austin V. Koenen Estate
                                      c/o Winthrop Trust Co.
                                      277 Park Avenue
                                      New York, NY 10172

                                      Wood Struthers & Winthrop                 5.49               Beneficial(a)
                                      Attn. J. F. Bleakley Jr.
                                      277 Park Avenue, 24th Floor
                                      New York, NY  10172

-----------------

(a)  Such Recordholder disclaims beneficial ownership.

         As of the date of this Statement of Additional Information, the Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of either Fund.


         The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of February 2, 1999, 15,663,820shares (25.94%) of the Municipal Money Fund and12,126,725 shares (19.60%) of the U.S. Government Money Fund.



                             GENERAL INFORMATION


Organization and Capitalization


         The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the DLJ Winthrop Opportunity Funds is liable to the Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third person in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the appropriate DLJ Winthrop Opportunity Fund for satisfaction of claims arising in connection with the affairs of a DLJ Winthrop Opportunity Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the DLJ Winthrop Opportunity Funds against all liability in connection with the affairs of the DLJ Winthrop Opportunity Funds.



         All shares of the DLJ Winthrop Opportunity Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional DLJ Winthrop Opportunity Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the Act and the laws of the State of Delaware.


Counsel and Independent Auditors


         Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel for the Funds.


         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for the Opportunity Funds.


Additional Information


         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Funds with the Securities and Exchange Commission under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.



Custodian and Transfer Agent



         Citibank, N.A., 111 Wall Street, New York, New York 10043 serves as custodian to the DLJ Winthrop Opportunity Funds.



         First Data Investor Services Group, Inc., 211 S. Gulph Road, King of Prussia, PA 19406-3101 serves as Transfer Agent for the DLJ Winthrop Opportunity Funds.


Financial Statements


         The audited financial statements of each Money Fund for the fiscal year ended October 31, 1998 and the report of the Funds' independent auditors in connection therewith are included in the October 31, 1998 Annual Report to Shareholders. The Annual Report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of the Funds' Annual Report by writing or calling the Funds at the address or telephone numbers set forth on the cover of this Statement of Additional Information.

                                  APPENDIX A


                              SECURITIES RATINGS



         The following is a description of the ratings given by S&P and Moody's to U.S. municipal and government securities in which the Funds are permitted to invest in accordance with Rule 2a-7 of the Act.


Ratings of Municipal Obligations

                  S&P:


         The two highest ratings of S&P for municipal bonds are AAA (Prime) and AA (High-grade). Bonds rated AAA have the highest rating assigned by S&P to a municipal obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The rating may be modified by the addition of a plus (+) or a minus (-) to show relative standing within the category.


         S&P top ratings for municipal notes are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.


                  Moody's:


         The two highest ratings of Moody's for municipal bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa municipal bonds. Moody's rates a bond in the Aa category as Aa1 if Moody's believes the bond possesses strong attributes within the category.



         Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and Variable Rate Demand Obligation Moody's Investment Grade (VMIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG1/VMIG1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG2/VMIG2 are of high quality with margins of protection ample although not as large as in the preceding group.


Commercial Paper Ratings

         S&P:


         Commercial paper rated A-1 or better by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned.


         Moody's:


         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


Ratings of Corporate Bonds

S&P

         AAA--Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB--Bonds rated BB have less near-term vulnerability to default than other speculative grade debt. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

     B--Bonds rated B have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC--Bonds rated CCC have a current identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC--The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C--The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating.


     D--Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.


     S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Moody's

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issuers.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, therefore, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issuers may be in default or there may be present elements of danger with respect to principal or interest.



     Ca--Bonds which are rated Ca present obligations which are speculative in a high degree. Such issuers are often in default or have other marked shortcomings.



     C--Bonds which are rated C are the lowest rated class of bonds, and issuers so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



     Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

                                  APPENDIX B


                     DESCRIPTION OF MUNICIPAL SECURITIES



         Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:


         1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).


         2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from those specific future taxes.

         3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

         4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.


         5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.


         6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

         Municipal Bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


         7. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, and roads, and water and sewer systems. The basic security behind General Obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.



         8. Revenue Bonds generally are accrued by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue Bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these Bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Housing authorities have a wide range of security, including partially or fully insured mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.


          9. Industrial Development Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These Bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such Bonds is dependent solely on the ability or the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

DLJ WINTHROP OPPORTUNITY FUNDS
277 PARK AVENUE,
NEW YORK, NEW YORK 10172
Toll Free (800) 255-8011

                       STATEMENT OF ADDITIONAL INFORMATION


                                                               February 23, 1999




         This Statement of Additional Information relates to the DLJ Winthrop Developing Markets Fund (the th "Developing Markets Fund") and the DLJ Winthrop International Equity Fund (the "International Equity Fund" and th together with the Developing Markets Fund, the "International Funds"). Each Fund is a series of the DLJ Winthrop Opportunity Funds (the "Opportunity Funds"). This Statement of Additional Information is not a prospectus and th should be read in conjunction with the International Funds' current Prospectus dated February 23, 1999, as th supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be th obtained by contacting the International Funds at the address or telephone number listed above.



                                TABLE OF CONTENTS


FUND HISTORY.................................................................3
INVESTMENT POLICIES AND RESTRICTIONS.........................................3
MANAGEMENT..................................................................13
   Adviser..................................................................15
   Subadviser...............................................................16
EXPENSES OF THE INTERNATIONAL FUNDS.........................................18
   General..................................................................18
   Distribution Plan........................................................18
PURCHASES, REDEMPTIONS, EXCHANGES AND.......................................20
SYSTEMATIC WITHDRAWAL PLAN..................................................20
   Purchases................................................................20
   Redemptions..............................................................21
   Exchanges................................................................23
   Systematic Withdrawal Plan...............................................24
RETIREMENT PLANS............................................................24
   Individual Retirement Accounts ("IRA")...................................25
   Simplified Employee Pension Plan ("SEP/IRA").............................25
   Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and
     SIMPLE 401(k)..........................................................25
   Employer-Sponsored Retirement Plans......................................26
   Self-Directed Retirement Plans...........................................26
NET ASSET VALUE.............................................................26
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................28
PORTFOLIO TRANSACTIONS......................................................32
PORTFOLIO TURNOVER..........................................................34
INVESTMENT PERFORMANCE INFORMATION..........................................34
CD..........................................................................34
SHARES OF BENEFICIAL INTEREST...............................................37

GENERAL INFORMATION.........................................................38
   Organization and Capitalization..........................................38
   Counsel and Independent Auditors.........................................39
   Additional Information...................................................39
   Financial Statements.....................................................40
APPENDIX....................................................................41

FUND HISTORY

         DLJ Winthrop Opportunity Funds was formed on May 31, 1995 as a business trust under the laws of the state of Delaware. Until the filing of this registration statement, the trust was referred to as the "Winthrop Opportunity Funds." Its shares are currently divided into five series, the DLJ Winthrop High Income Fund, and the DLJ Winthrop U.S. Government Money Fund and the DLJ Winthrop Municipal Money Fund (the "Money Funds"), and the International Funds. This Statement of Additional Information is for the International Funds. The International Funds commenced operations on September 8, 1995. The DLJ Winthrop Opportunity Funds have an unlimited number of authorized shares of beneficial interest, par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series and an unlimited number of classes.


                      INVESTMENT POLICIES AND RESTRICTIONS


         The following investment policies and restrictions supplement and should be read in conjunction with the information set forth under the heading "DLJ Winthrop Opportunity Funds Investment Objectives and Policies" in the International Funds' Prospectus. Except as noted in the Prospectus, each International Fund's investment policies are not fundamental and may be changed by the Trustees of the Funds without shareholder approval. Shareholders will be notified prior to a significant change in such policies. Each International Fund's fundamental investment restrictions may not be changed without shareholder approval as defined in "Fundamental Investment Restrictions" in this Statement of Additional Information.


         It is the policy of the Developing Markets Fund to seek long-term growth of capital by investing primarily in common stocks and other equity securities from developing countries. It is the policy of the International Equity Fund to seek long-term growth of capital by investing primarily in common stocks and other equity securities from established markets outside the United States. In addition, each International Fund may invest in any of the securities described below.

         Depositary Receipts. The International Funds may purchase sponsored or unsponsored ADRs, EDRs and GDRs (collectively, "Depositary Receipts"). ADRs are American Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are Depositary Receipts typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of each International Fund's investment policies, an International Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

         Convertible Securities. A convertible security is a bond or preferred stock which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income stream from common stocks but lower than that afforded by a similar nonconvertible fixed income security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation dependent upon a market price advance in the underlying common stock. Each International Fund may invest up to 25% of its assets in foreign convertible securities. Wood, Struthers & Winthrop Management Corp. (the "Adviser") and AXA Asset Management Partenaires (the "Subadviser") currently do not intend to invest over 5% of each International Fund's assets in convertible securities rated below investment grade.

         The market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value when converted into its underlying common stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying security. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

         Nonconvertible Fixed Income Securities. Each International Fund may invest up to 35% of its total assets in investment grade fixed income securities. Investment grade obligations are those obligations rated BBB or better by Standard and Poor's Ratings Group ("S&P") or Baa or better by Moody's Investor Service ("Moody's") in the case of long-term obligations and equivalently rated obligations in the case of short-term obligations, or unrated instruments believed by the Adviser or Subadviser to be of comparable quality to such rated instruments. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal. Whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's to be medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Fixed income securities in which the International Funds may invest include asset and mortgage backed securities. Prepayments of principal may be made at any time on the obligations underlying asset and mortgage backed securities and are passed on to the holders of the asset and mortgage backed securities. As a result, if an International Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if an International Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. For a more complete description of Moody's and S&P's ratings, see the Appendix to this Statement of Additional Information. The foregoing investment grade limitation applies only at the time of initial investment and an International Fund may determine to retain in its portfolio securities the issuers of which have had their credit characteristics downgraded.


         Options. The International Funds may purchase and sell call and put options. A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer, or seller, of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When an International Fund writes a call option, that Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

         A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. An International Fund that sells a put option might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

         If an International Fund desires to sell a particular security from its portfolio on which it has written an option, the International Fund will seek to effect a closing purchase transaction prior to or concurrently with the sale of the security. A closing purchase transaction is a transaction in which an investor who is obligated as a writer of an option terminates his obligation by purchasing an option of the same series as the option previously written. (Such a purchase does not result in the ownership of an option). An International Fund may enter into a closing purchase transaction to realize a profit on a previously written option or to enable the International Fund to write another option on the underlying security with either a different exercise price or expiration date or both. An International Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from the writing of the option.

         The International Funds will write only fully "covered" options. An option is fully covered if at all times during the option period, the Fund writing the option owns either (i) the underlying securities, or securities convertible into or carrying rights to acquire the optioned securities at no additional cost, or (ii) an offsetting call option on the same securities at the same or a lower price.

         An International Fund may not write a call option if, as a result thereof, the aggregate of such International Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 10% of its total assets. The International Funds may also purchase and sell financial futures contracts and options thereon for hedging and risk management purposes and to enhance gains as permitted by the Commodity Futures Trading Commission (the "CFTC").

         The International Funds may also purchase and sell securities index options. Securities index options are similar to options on specific securities. However, because options on securities indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying securities index on the exercise date. When an International Fund writes an option on a securities index, it will establish a segregated account with its custodian in which it will deposit cash or high quality short-term obligations or a combination of both with a value equal to or greater than the market value of the option and will maintain the account while the option is open.

         Each International Fund's successful use of options and financial futures depends on the ability of the Adviser and Subadviser to predict the direction of the market and is subject to various additional risks. The investment techniques and skills required to use options and futures successfully are different from those required to select international securities for investment. The ability of an International Fund to close out an option or futures position depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular option or futures contract at any particular time. The inability to close options and futures positions also could have an adverse impact on each International Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the International Funds of margin deposits or collateral in the event of bankruptcy of a broker with whom the International Funds have an open position in an option, a futures contract or related option.

         To the extent that puts, calls, straddles and similar investment strategies involve instruments regulated by the CFTC, each International Fund is limited to an investment not in excess of 5% of its total assets, except that each International Fund may purchase and sell such instruments, without limitation, for bona fide hedging purposes.

         Forward Foreign Currency Exchange Contracts. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

         The International Funds will generally enter into forward contracts only under two circumstances. First, when an International Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security in relation to another currency by entering into a forward contract to buy or sell the amount of foreign currency needed to settle the transaction. Second, when the Adviser or Subadviser believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against another currency, it may enter into a forward contract to sell or buy the former foreign currency (or another currency which acts as a proxy for that currency) approximating the value of some or all of the International Fund's portfolio securities denominated in such foreign currency. This second investment practice is generally referred to as "cross-hedging." Although forward contracts will be used primarily to protect the International Funds from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted.

         Futures and Options Thereon. The International Funds may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with regulations of the CFTC. These futures contracts and related options will be on financial indices and foreign currencies or groups of foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future.

         Repurchase Agreements. The International Funds may enter into "repurchase agreements" with member banks of the Federal Reserve System, "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. Repurchase agreements permit an International Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The International Funds require continual maintenance of collateral with the Custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of a repurchase agreement. In the event a vendor defaults on its repurchase obligation, the International Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor becomes the subject of bankruptcy proceedings, the International Fund might be delayed in selling the collateral.

         Reverse Repurchase Agreements. The International Funds may also enter into reverse repurchase agreements. Under a reverse repurchase agreement an International Fund would sell securities and agree to repurchase them at a mutually agreed upon date and price. At the time an International Fund enters into a reverse repurchase agreement, it would establish and maintain with an approved custodian a segregated account containing liquid high-grade securities having a value not less than the repurchase price. Reverse repurchase agreements involve the risk that the market value of the securities subject to such agreement could decline below the repurchase price to be paid by an International Fund for such securities. In the event the buyer of securities under a reverse repurchase agreement filed for bankruptcy or became insolvent, such buyer or receiver would receive an extension of time to determine whether to enforce an International Fund's obligations to repurchase the securities and an International Fund's use of the proceeds of the reverse repurchase could effectively be restricted pending such decision. Reverse repurchase agreements create leverage, a speculative factor, but are not considered senior securities by the International Funds or the Securities and Exchange Commission ("SEC") to the extent liquid high-grade debt securities are segregated in an amount at least equal to the amount of the liability.

         Illiquid Investments. Each International Fund may invest up to 15% of its assets in illiquid investments. Under the supervision of the Trustees, the Adviser and Subadviser determine the liquidity of an International Fund's investments. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for an International Fund to sell them promptly at an acceptable price. The staff of the SEC currently takes the position that OTC options purchased by an International Fund, and portfolio securities "covering" the amount of that International Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to such International Fund's limitations on investments in illiquid securities.

         Borrowing. Each International Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Under the Investment Company Act of 1940, as amended (the "1940 Act"), each International Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on an International Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. The Adviser and Subadviser do not currently intend to engage in borrowing transactions.

         Securities Lending. The International Funds may seek to receive or increase income by lending their respective portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange and are required to be secured continuously by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. Accordingly, the International Funds will continuously secure the lending of portfolio securities by collateral held by the Custodian consisting of cash, cash equivalents or U.S. Government Securities maintained in an amount at least equal to the market value of the securities loaned. The International Funds have the right to call such a loan and obtain the securities loaned at any time on five days notice. Cash collateral may be invested in fixed income securities rated at least A or better by S&P or Moody's. As is the case with any extension of credit, loans of portfolio securities involve special risks in the event that the borrower should be unable to repay the loan, including delays or inability to recover the loaned securities or foreclose against the collateral. The aggregate value of securities loaned by an International Fund may not exceed 25% of the value of its net assets.

         When Issued, Delayed Delivery Securities and Forward Commitments. The International Funds may, to the extent consistent with their other investment policies and restrictions, enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security.

         When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While an International Fund will only enter into a forward commitment with the intention of actually acquiring the security, such International Fund may sell the security before the settlement date if it is deemed advisable.


         Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to an International Fund prior to the settlement date. Each International Fund will segregate with its Custodian cash or liquid high-grade securities in an aggregate amount at least equal to the amount of its respective outstanding forward commitments.


         Privatization. The governments in some countries have been engaged in programs of selling part or all of their stakes in government owned or controlled enterprises ("privatization"). The Adviser and Subadviser believe that privatization may offer opportunities for significant capital appreciation and intend to invest assets of the International Funds in privatization in appropriate circumstances. In certain countries, the ability of foreign entities such as the International Funds to participate in privatization may be limited by local law and/or the terms on which the International Funds may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that certain governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

         Investment Companies. Certain markets are closed in whole or in part to international investments by foreigners. The International Funds may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Pursuant to the 1940 Act, each International Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company as long as each investment does not represent more than 3% of the outstanding voting stock of the acquired investment company at the time of investment. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the 1940 Act and market availability. The International Funds do not intend to invest in such investment companies unless, in the judgment of the Adviser and Subadviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, an International Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, an International Fund would continue to pay its own management fees and other expenses.

Fundamental Investment Restrictions

         The following fundamental investment restrictions are applicable to each of the International Funds and may not be changed with respect to an International Fund without the approval of a majority of the shareholders of that International Fund, which means the affirmative vote of the holders of (a) 67% or more of the shares of that International Fund represented at a meeting at which more than 50% of the outstanding shares of the International Fund are represented or (b) more than 50% of the outstanding shares of that International Fund, whichever is less. Except as set forth in the Prospectus, all other investment policies or practices are considered by each International Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

         Briefly, these restrictions provide that an International Fund may not:

                  (1) purchase the securities of any one issuer, other than the United States Government, or any of its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer or the International Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the International Fund's total assets may be invested without regard to such 5% and 10% limitations;

                  (2) invest 25% or more of the value of its total assets in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries;

                  (3) issue senior securities (including borrowing money, including on margin if margin securities are owned and enter into reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the International Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The International Fund's obligations under swaps are not treated as senior securities;

                  (4) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the International Fund's investment objectives and policies or the acquisition of securities subject to repurchase agreements;

                  (5) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities the International Fund may be deemed to be an underwriter;


                  (6) purchase real estate or interests therein;

                  (7) purchase or sell commodities or commodities contracts except for purposes, and only to the extent, permitted by applicable law without the International Fund becoming subject to registration with the CFTC as a commodity pool;


                  (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the International Fund's total assets and the International Fund's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class; or


                  (9) invest in oil, gas or other mineral leases.

                                   MANAGEMENT

         The Trustees and principal officers of the International Funds, their ages and their primary occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 277 Park Avenue, New York, New York 10172. Those Trustees whose names are preceded by an asterisk are "interested persons" of the International Funds as defined by the 1940 Act.

         *G. Moffett Cochran, 48, Chairman of the Board of Trustees and President of the Opportunity Funds, is President and Chief Executive Officer of the Adviser with which he has been associated since 1992. Prior to his association with the International Funds and the Adviser, Mr. Cochran was a Senior Vice President with Bessemer Trust Companies.

         Robert E. Fischer, 68, Trustee of the Opportunity Funds, has been Member at the law firm Wolf, Block, Schorr and Solis-Cohen LLP (or its predecessor firm) since 1993.

         *Martin Jaffe, 52, Trustee, Vice President, Secretary and Treasurer of the Opportunity Funds, is a Managing Director and Chief Operating Officer of the Adviser, with which he has been associated since 1993.


         Wilmot H. Kidd, III, 57, Trustee of the Opportunity Funds, has been President of Central Securities Corporation since 1993.



         John W. Waller, III, 47, Trustee of the Opportunity Funds, has been Chairman of Waller Capital Corporation, an investment banking firm, since 1993.

         James A. Engle, 40 , Vice President of the Opportunity Funds, is a Managing Director and Chief Investment Officer of the Adviser with which he has been associated since 1993.

         Brian A. Kammerer, 41, Vice President of the Opportunity Funds, is a Vice President of the Adviser, with which he has been associated since 1993.


The following table sets forth certain information regarding compensation of the International Funds' Trustees and officers. Except as disclosed below, no executive officer or person affiliated with the International Funds received compensation from the International Funds.


                               Compensation Table

                                                            Pension or                              Total
                                                            Retirement                          Compensation
                                                         Benefits Accrued                        From Trust
                                          Aggregate      As Part of Trust   Estimated Annual      and Fund
                                         Compensation        Expenses        Benefits Upon         Complex
                                             From                              Retirement          Paid to
Name and Position                          Trust(1)                                              Trustees(2)
G. Moffett Cochran, Trustee                  $ 0               None               None             $ 0    (10)
Robert E. Fischer, Trustee                 $10,000             None               None           $ 10,000 (5)
Martin Jaffe, Trustee                        $ 0               None               None             $ 0    (5)
Wilmot H. Kidd, III, Trustee               $10,000             None               None            $10,000 (5)
John W. Waller, III, Trustee               $10,000             None               None            $10,000 (5)

----------
(1) The Opportunity Funds anticipate paying each independent Trustee approximately $10,000 in each calendar year.
(2) Represents the total compensation paid to such persons during the calendar year ended December 31, 1998. The parenthetical number represents the number of portfolios (including the International Funds) for which such person acts as Trustee that are considered part of the same fund complex as the International Funds.


         The Trustees of the Opportunity Funds who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Opportunity Funds. Each of the Trustees who are not affiliated with the Adviser will be paid a $2,000 fee for each board meeting attended. Messrs. Cochran and Jaffe are members of the Executive Committee. Messrs. Fisher, Kidd and Waller are members of the Audit Committee and are paid a $1,000 fee for each Audit Committee meeting attended.

Adviser

         The Adviser, a Delaware corporation with principal offices at 277 Park Avenue, New York, New York 10172, has been retained under an Investment Advisory Agreement as the International Funds' investment adviser (see "Management" in the Prospectus). The Adviser was established in 1871 as a private concern to manage money for the Winthrop family of Boston. From these origins, the Adviser has grown to serve a select group of individual and institutional investors.

         The Adviser is (since 1977) a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ Securities"), the distributor of the International Funds' shares, which is a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., which is in turn an independently operated, indirect subsidiary of The Equitable Companies Incorporated ("ECI"), a holding company controlled by AXA-UAP ("AXA"), a French insurance and financial services holding company. The Adviser is an integral part of the DLJ WINTHROP Securities family, and as one of the oldest money management firms in the country, it maintains a tradition of personalized service and performance. The address of Donaldson, Lufkin & Jenrette, Inc. is 277 Park Avenue, New York, New York 10172. The address of ECI is 787 Seventh Avenue, New York, New York 10019.


         As of February 1, 1999, AXA owns 60.5% of the outstanding shares of the common stock of ECI. AXA is the holding company for an international group of insurance and related financial services companies. AXA's insurance operations are comprised of activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically with activities in France, the United States, the United Kingdom, Canada and other countries, principally in Europe. AXA is also engaged in asset management, investment banking and brokerage, real estate and other financial services activities in the United States and Europe. Based on information provided by AXA, as of November 30, 1998, 18.2% of the issued ordinary shares (representing 28.2% of the voting power) of AXA were directly or indirectly owned by Finaxa, a French holding company ("Finaxa"). Such percentage of interest includes the interest of Colisee Vendome, a wholly-owned subsidiary of Finaxa, which owned 3.1% of the issued ordinary shares (representing 2.7% of the voting power) of AXA and the interest of les Ateliers de Construction du Nord de la France-ANF ("ANF"), a 95.4% owned subsidiary of Finaxa, which owned 0.2% of the issued ordinary shares (representing 0.3% of the voting power) of AXA. As of November 30, 1998, 61.5% of the issued ordinary shares (representing 72.3% of the voting power) of Finaxa were owned by four French mutual insurance companies -- (the "Mutuelles AXA") and 23.7% of the issued ordinary shares (representing 14.7% of the voting power) of Finaxa were owned by Banque Paribas, a French bank ("Paribas"). Including the ordinary shares owned by Finaxa and its subsidiaries on November 30, 1998, the Mutuelles AXA directly and indirectly owned 24.8% of the issued ordinary shares of AXA (representing 35.9% of the voting power). Acting as a group, the Mutuelles AXA will continue to control AXA and Finaxa.

         The Investment Advisory Agreement was approved by the Board of Trustees of the International Funds on July 25, 1995 and by the then shareholders, the Adviser and Subadviser, on August 23, 1995 and became effective on the same date. The Investment Advisory Agreement is reviewed annually by the Board of Trustees and was most recently reapproved on July 16, 1998. The Investment Advisory Agreement continues in force for successive twelve month periods provided that such continuation is specifically approved at least annually by a majority vote of the Trustees who neither are interested persons of the International Funds nor have any direct or indirect financial interest in the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval.

         Pursuant to the terms of the Investment Advisory Agreement, the Adviser may retain, at its own expense, a subadviser to assist in the performance of its services to the International Funds.


         For the fiscal years ended October 31, 1998, 1997 and 1996, the Developing Markets Fund paid the Adviser fees of $327,927, $506,870 and $419,303, respectively, and the International Equity Fund paid the Adviser fees of $678,442, $605,376 and $528,653, respectively. Such amounts include fees that were subsequently paid to the Subadviser.



         During the fiscal years ended October 31, 1998, 1997 and 1996, the Adviser and Subadviser reimbursed the Developing Markets Fund $159,784, $139,596 and $181,527, respectively, and the International Equity Fund $53,004, $88,653 and $112,542, respectively, for operating expenses.


Subadviser

         The Subadviser has been retained under a subadvisory agreement by the Adviser to assist in the performance of its services to the International Funds.

         The Subadviser, a registered investment advisor, is a wholly-owned subsidiary of AXA. The Subadviser has hired employees from AXA, a company with a long history of providing financial services advice.

         Certain other clients of the Adviser or Subadviser may have investment objectives, policies and risk considerations similar to those of the International Funds. The Adviser or Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by their other clients simultaneously with the International Funds. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of the securities being sold, there may be an adverse effect on price. It is the policy of the Adviser and Subadviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser and Subadviser to the accounts involved, including the International Funds. When two or more of the clients of the Adviser and Subadviser (including the International Funds) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Fund intends to enter into arrangements with certain broker-dealers (including affiliates of the Distributor) whose customers are Fund shareholders pursuant to which the broker-dealers may perform shareholder servicing functions, such as opening new shareholder accounts, processing purchase and redemption transactions, and responding to certain inquiries regarding the Fund's performance and the status of shareholder accounts. The Fund may pay for the electronic communications equipment maintained at the broker-dealers' offices that permits access to the Fund's computer files and, in addition, may reimburse the broker-dealers at cost for personnel expenses involved in providing the services.

                       EXPENSES OF THE INTERNATIONAL FUNDS

General

         In addition to the payments to the Adviser under the investment advisory agreement, each International Fund pays the other expenses incurred in its organization and operations, including the costs of printing prospectuses and other reports to existing shareholders; all expenses and fees related to registration and filing with the SEC and with state regulatory authorities; custody, transfer and dividend disbursing expenses; legal and auditing costs; clerical, accounting and other office costs; fees and expenses of Trustees who are not affiliated with the Adviser or Subadviser; costs of maintenance of existence; and interest charges, taxes, brokerage fees and commissions.

         As to the obtaining of clerical and accounting services not required to be provided to the International Funds by the Adviser under the investment advisory agreement or Subadviser under the investment subadvisory agreement, the International Funds may employ their own personnel. For such services, they also may utilize personnel employed by the Adviser, the Subadviser or their affiliates. In such event, the costs associated with the management, supervision and assistance and office facilities, in addition to administrative and nonadviser services provided by the Adviser or their affiliates, may be reimbursed. These payments must be specifically approved by the Funds' Trustees, including a majority of the disinterested Trustees.

Distribution Plan

         Pursuant to Rule 12b-1 adopted by the SEC under the 1940 Act, the International Funds have adopted a Distribution Agreement (the "Distribution Agreement") and a Rule 12b-1 Plan for each Class of shares of each International Fund (the "12b-1 Plans") to permit such International Fund directly or indirectly to pay expenses associated with the distribution of shares.

         Pursuant to the Distribution Agreement and the 12b-1 Plans, the Treasurer of the International Funds reports the amounts expended under the Distribution Agreement and the purposes for which such expenditures were made to the Trustees of the International Funds on a quarterly basis. Also, the 12b-1 Plans provide that the selection and nomination of disinterested Trustees (as defined in the 1940 Act) are committed to the discretion of the disinterested Trustees then in office. The Distribution Agreement and 12b-1 Plans may be continued annually if approved by a majority vote of the Trustees, including a majority of the Trustees who neither are interested persons of the International Funds nor have any direct or indirect financial interest in the Distribution Agreement, the 12b-1 Plans or in any other agreements related to the 12b-1 Plans, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was initially approved by each International Fund's Trustees on July 25, 1995 and by the then shareholders on August 23, 1995. The Distribution Agreement was most recently reviewed and reapproved on July 16, 1998. All material amendments to the 12b-1 Plans must be approved by a vote of the Trustees, including a majority of the Trustees who neither are interested persons of the International Funds nor have any direct or indirect financial interest in the 12b-1 Plans or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. In addition to such Trustee approval, the 12b-1 Plans may not be amended in order to increase materially the costs which the International Funds may bear pursuant to the 12b-1 Plans without the approval of a majority of the outstanding shares of such International Funds. Each International Fund's 12b-1 Plan or Plans may be terminated without penalty at any time by a majority vote of the disinterested Trustees, by a majority vote of the outstanding shares of an International Fund or by the Adviser. Any agreement related to the 12b-1 Plans may be terminated at any time, without payment of any penalty, by a majority vote of the independent Trustees or by majority vote of the outstanding shares of an International Fund on not more than 60 days notice to any other party to the agreement, and will terminate automatically in the event of assignment.

         With respect to sales of an International Fund's Class B shares through a broker-dealer, the Distributor pays the broker-dealer a concession at the time of sale. In addition, an ongoing maintenance fee may be paid to broker-dealers on sales of both Class A shares and Class B shares. Pursuant to the International Funds' 12b-1 Plans, the Distributor is then reimbursed for such payments with amounts paid from the assets of such International Fund. The payments to the broker-dealer, although an International Fund expense which is paid by all shareholders, will only directly benefit investors who purchase their shares through a broker-dealer rather than from the International Funds. Broker-dealers who sell shares of the International Funds may provide services to their customers that are not available to investors who purchase their shares directly from the International Funds. Investors who purchase their shares directly from an International Fund will pay a pro rata share of such International Fund's expenses of encouraging broker-dealers to provide such services but not receive any of the direct benefits of such services. The payments to the broker-dealers will continue to be paid for as long as the related assets remain in the International Funds.

         Pursuant to the provisions of the 12b-1 Plans and the Distribution Agreement, each International Fund pays a distribution services fee each month to the Distributor, with respect to the Class A shares of each International Fund at an annual rate of up to .25 of 1%, and with respect to the Class B shares of each International Fund the annual rate may be up to 1%, of the aggregate average daily net assets attributable to Class A shares and Class B shares, respectively, of each International Fund.

The International Funds 12b-1 Plans permit payments to be made in subsequent years for expenses incurred in prior years if the Funds' Trustees specifically authorize such payment. As of the year ended October 31, 1998, the amounts eligible for payment in subsequent years were $283,314 and $342,122 for the Developing Markets Fund and the International Equity Fund, respectively, which represents 1.50% and 0.68% of the Fund's October 31, 1998 net assets, respectively.


The table below shows distribution costs charged to each Fund during the past fiscal year.

                               DISTRIBUTION COSTS



                                            Class A           Class B
International Equity Fund                   $118,183          $70,023
Developing Markets Fund                     $55,599           $39,946


 Under the Agreements, the Adviser may make payments to the Distributor from the Adviser's own resources, which may include the management fees paid by the funds. In addition to the concession and maintenance fee paid to dealers or agents, the Distributor will from time to time pay additional compensation to dealers or agents in connection with the sale of shares. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives of such dealers or agents who sell shares of the Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Funds during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such dealer or agent may elect to receive cash incentives of equivalent amounts in lieu of such payments.



                      PURCHASES, REDEMPTIONS, EXCHANGES AND
                           SYSTEMATIC WITHDRAWAL PLAN

The following information supplements that set forth in the International Funds' Prospectus under the heading "Purchases, Redemptions and Shareholder Services."

Purchases

         Shares of the International Funds are offered at the respective net asset value (less any applicable sales charge for Class A shares) per share next determined following receipt of a purchase order in proper form by the International Funds, the International Funds' transfer agent, First Data Investor Services Group, Inc. (the "Transfer Agent"), or by the Distributor. The International Funds calculate net asset value per share as of the close of the regular session of the New York Stock Exchange, (the "NYSE") which is generally 4:00 p.m. New York City time on each day that trading is conducted on the NYSE.

         Orders for the purchase of Class A or Class B shares of an International Fund become effective at the next transaction time after Federal funds or bank wire monies become available to the Transfer Agent for a shareholder's investment. Federal funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds. Investors should note that their banks may impose a charge for this service. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States dollars.


         In addition to Class A and Class B shares, the International Equity Fund offers Class D shares. Purchases of Class D shares are offered without any initial sales charge or CDSC to employees of Donaldson, Lufkin & Jenrette, Inc. and its subsidiaries that are eligible to participate in the DLJ 401(k) Retirement Savings Plan. These employees should contact the DLJ 401(k) Hotline at 1-877-401k-DLJ concerning how to purchase Class D shares.


         All shares purchased are confirmed to each shareholder and are credited to such shareholder's account at net asset value and with respect to the Class A shares, less any applicable initial sales charge. As a convenience to the investor and to avoid unnecessary expense to the International Funds, share certificates representing shares of the International Fund purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The International Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the International Funds).

         Shareholders maintaining Fund accounts through brokerage firms and other institutions should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of the Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or the Distributor. Should an investor place a transaction order with such an institution after its deadline, the institution may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

Redemptions

         Shares of the International Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the International Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B shares and certain redemptions of Class A shares.

         Payment of the redemption price may be made either in cash or in portfolio securities (selected in the discretion of the Trustees and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interest of the International Funds. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. See the Prospectus for a description of the contingent deferred sales charge which may be applicable to certain redemptions.

         Except for Class D shares, to redeem shares, the registered owner or owners should forward a letter to the Transfer Agent containing a request for redemption of such shares at the next determined net asset value per share. Alternatively, the shareholder may elect the right to redeem shares by telephone as described in the Prospectus. If the shares are represented by share certificates, investors should forward the appropriate share certificates, endorsed in blank or with blank stock powers attached, to the Transfer Agent with the request that the shares represented thereby or a portion thereof be redeemed at the next determined net asset value per share. The share assignment form on the reverse side of each share certificate surrendered to the Transfer Agent for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, in the alternative, a stock power signed in the same manner may be attached to the share certificate or certificates, or, where tender is made by mail, separately mailed to the Transfer Agent. The signature or signatures on the assignment form must be guaranteed in the manner described below.

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered in proper form for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the exchange is deemed to be restricted under rules of the SEC, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by DLJ of its portfolio securities is not reasonably practicable, or as a result of which it is not reasonably practicable for DLJ to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of shareholders. Generally, redemptions will be made by payment in cash or by check.

         If the total value of the shares being redeemed exceeds $50,000 (before deducting any applicable contingent deferred sales charge) or a redemption request directs proceeds to a party other than the registered account owner(s), the signature or signatures on the letter or the endorsement must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. Additional documents may be required for redemption of corporate, partnership or fiduciary accounts.

         The requirement for a guaranteed signature is for the protection of the shareholder in that it is intended to prevent an unauthorized person from redeeming his shares and obtaining the redemption proceeds.

Exchanges


         Class A and Class B shares of an International Fund can be exchanged for shares of the same class of another International Fund, shares of the Money Funds, shares of the same class of the DLJ Winthrop High Income Fund and shares of the same class of DLJ Winthrop Growth Fund, DLJ Winthrop Fixed Income Fund, DLJ Winthrop Small Company Value Fund, DLJ Winthrop Growth and Income Fund and DLJ Winthrop Municipal Trust Fund (the "DLJ Winthrop Focus Funds"). Shareholders may exchange shares by mail. Shareholders or the shareholders' investment dealer of record may exchange shares by telephone.


         Participants within DLJ's Employee Profit Sharing Plan should contact their plan administrator for information regarding exchanging Class D shares of the International Funds.


         The exchange privilege is available only in those jurisdictions where shares of such Fund may be legally sold. In addition, the exchange privilege is available only when payment for the shares to be redeemed has been made and the shares exchanged are held by the Transfer Agent.


         Only those shareholders who have had shares in an International Fund for at least seven days may exchange all or part of those shares for shares of the other International Fund, the Money Funds or Focus Funds, and no partial exchange may be made if, as a result, the shareholders' interest in an International Fund would be reduced to less than $250. The minimum initial exchange into another International Fund is $250.

         Exchanges into any of the DLJ Winthrop Funds are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Fund whose shares are being acquired. If for these or other reasons the exchange cannot be effected, the shareholder will be so notified.

         The exchange privilege is intended to provide shareholders with a convenient way to switch their investments when their objectives or perceived market conditions suggest a change. The exchange privilege is not meant to afford shareholders an investment vehicle to play short term swings in the stock market by engaging in frequent transactions in and out of all the Funds. Shareholders who engage in such frequent transactions may be prohibited from or restricted in placing future exchange orders.

         Exchanges of shares are subject to the other requirements of the Fund into which exchanges are made. Annual fund operating expenses for such fund may be higher and a sales charge differential may apply. See "Fund Expenses" and "Additional Shareholder Services - Exchange Privilege" in the Prospectus for a description of these expense differences.

Systematic Withdrawal Plan

         Shares of an International Fund owned by a participant in the International Funds' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments. A contingent deferred sales charge which would otherwise be imposed will be waived in connection with redemptions made pursuant to the International Funds' systematic withdrawal plan up to 1% monthly or 3% quarterly of an account not to exceed 12% of total market value over any 12 month rolling period. Systematic withdrawals elected on a semi-annual or annual basis are not eligible for the waiver. See the Prospectus for a description of the contingent deferred sales charge. The systematic withdrawal plan may be terminated at any time by the shareholder or the International Funds.

         Redemption of shares for withdrawal purposes may reduce or even liquidate an account. While an occasional lump sum investment may be made by a shareholder who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000 whichever is less.

                                RETIREMENT PLANS

         Each of the International Funds may be a suitable investment vehicle for part or all of the assets held in various tax sheltered retirement plans, such as those listed below. Semper Trust Company serves as custodian under these prototype retirement plans and charges an annual account maintenance fee of $15 per participant, regardless of the number of Funds selected. Persons desiring information concerning these plans should write or telephone the International Funds' Transfer Agent. While the International Funds reserve the right to suspend sales of its shares in response to conditions in the securities markets or for other reasons, it is anticipated that any such suspension of sales would not apply to the types of plans listed below.

Individual Retirement Accounts ("IRA")

         The Adviser has available a prototype form of a Traditional IRA for investment in shares of any one or more International Funds. Under the Code, individuals may currently make IRA contributions of up to $2,000 annually. Married individuals filing jointly may contribute up to $2,000 for each spouse if the combined compensation of both spouses is at least equal to the contributed amount. Contributions to an IRA may be wholly or partly tax-deductible, depending upon the contributor's income level and participation in an employer-sponsored retirement plan. The income earned on shares held in an IRA is not subject to federal income tax until withdrawn in accordance with the Code. Investors may be subject to penalties or additional taxes on contributions to or withdrawals from IRAs under certain circumstances. As with tax-deductible contributions, taxes on the income earned from nondeductible IRA contributions will be deferred until distributed from the IRA.

         The Adviser has available a prototype form of the Roth IRA. Unlike Traditional IRA's, contributions to a Roth IRA are not currently deductible. However, the amounts within the Roth IRA accounts will accumulate tax-free, and qualified distributions from the International Funds will not be included in a shareholder's taxable income. An individual may contribute a maximum of $2,000 annually to a Roth IRA ($4,000 for joint returns). However, such limit is calculated in the aggregate with contributions to traditional IRA's. In addition, Roth IRA's are not available to individuals above certain income levels.


         The Adviser also has available a prototype form of the Education IRA for investment in shares of any one or more International Funds. Like the Roth IRA, contributions are not currently deductible. However, the investment earnings accumulate tax-free, and qualifying distributions used for higher education expenses are not taxable. An individual may contribute a maximum of $500 per account annually. In addition, Education IRA's are not available to individuals above certain income levels.


Simplified Employee Pension Plan ("SEP/IRA")

         A SEP/IRA is available for investment and may be established on a group basis by an employer who wishes to sponsor a tax-sheltered retirement program by making IRA contributions on behalf of all eligible employees.

Savings Incentive Match Plan for Employees ("SIMPLE") - SIMPLE IRA and SIMPLE 401(k)

         SIMPLE plans offer employers with 100 or fewer eligible employees who earned at least $5,000 from the employer in the preceding calendar year the ability to establish a retirement plan that permits employee contributions. An employer may also elect to make additional contributions to these Plans. Please telephone the Funds' transfer agent at (800) 225-8011 for more information.

Employer-Sponsored Retirement Plans

         The Adviser has a prototype retirement plan available which provides for investment of plan assets in shares of any one or more International Funds. The prototype retirement plan may be used by sole proprietors and partnerships as well as corporations to establish a tax qualified profit sharing plan or money purchase pension plan (or both) of their own.

         Under the prototype retirement plan, an employer may make annual tax-deductible contributions for allocation to the accounts of the plan participants to the maximum extent permitted by the federal tax law for the type of plan implemented. The Adviser has received favorable opinion letters from the IRS that the prototype retirement plan is acceptable by qualified employers.

Self-Directed Retirement Plans

         Shares of the International Fund may be suitable for self-directed IRA accounts and prototype retirement plans such as those developed by Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of the Adviser and the Distributor.

                                 NET ASSET VALUE


         Shares of each International Fund will be priced at the net asset value per share as computed each International Fund Business Day in accordance with the International Funds' Agreement and Declaration of Trust and By-Laws. For this purpose, an International Fund Business Day is any day on which the NYSE is open for business, typically, Monday through Friday exclusive of New Year's Day, Martin Luther King Jr. Day, President's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.


         The net asset value of the shares of each International Fund is determined as of the close of the regular session on the NYSE, which is generally at 4:00 p.m., New York City time, on each day that trading is conducted on the NYSE. The net asset value per share is calculated separately for each class, by taking the sum of the value of each International Fund's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares outstanding per class. All expenses, including the fees payable to the Adviser, are accrued daily. For net asset value determination purposes, securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates (determined at 4:00 p.m. London time) or at such rates as the Trustees may determine. As a result, to the extent an International Fund holds securities quoted or denominated in a foreign currency, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of such International Fund's shares even though there has not been any change in the value of such securities as quoted in the foreign currency. For purposes of this computation, the securities in each International Fund's portfolio are, except as described below, valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other method as the Trustees believe would accurately reflect their fair value.

         Foreign securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Accordingly, the determination of the net asset value of an International Fund's shares may not take place contemporaneously with the determination of the prices of investments held by such International Fund. Events affecting the values of investments that occur between the time their prices are determined and the close of regular trading on the NYSE on each day that the NYSE is open will not be reflected in the net asset value of an International Fund's shares unless the Adviser or Subadviser, under the supervision of such International Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the net asset value of an International Fund's shares may be significantly affected by such trading on days when a shareholder has no access to such International Fund.

         For purposes of the computation of net asset value, each of the International Funds values securities held in its respective portfolios as follows: readily marketable portfolio securities listed on an exchange are valued, except as indicated below, at the last sale price at the close of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Trustees of the International Funds shall determine in good faith to reflect its fair value.

         Readily marketable securities, including certain options, not listed on an exchange but admitted to trading on the National Association of Securities Dealers Automatic Quotations, Inc. ("NASDAQ") National List (the "List") are valued in like manner. Portfolio securities traded on more than one exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

         Readily marketable securities, including certain options traded only in the over-the-counter market and listed securities whose primary market is believed by the Adviser or Subadviser to be over-the-counter (excluding those admitted to trading on the List) are valued at the mean of the current bid and asked prices as reported by such sources as the Trustees of the International Funds deem appropriate to reflect their fair market value. However, fixed-income securities (except short-term securities) may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser or Subadviser to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specific securities. Portfolio securities underlying listed call options will be valued at their market price and reflected in net assets accordingly. Premiums received on call options written by an International Fund will be included in the liability section of the Statement of Assets and Liabilities as a deferred credit and subsequently adjusted (marked-to-market) to the current market value of the option written. Investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the International Funds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


         The International Funds intend to distribute to shareholders of the International Funds on an annual basis, substantially all of such respective periods' investment company taxable income, if any, for each respective International Fund. Such distributions generally will be taxable to shareholders as ordinary income for federal income tax purposes.


         Upon a redemption or other disposition of shares of a Fund, a shareholder will generally recognize gain or loss in an amount equal to the difference between the amount realized and the shareholder's tax basis in such shares. Generally, such gain or loss will be capital gain or loss, if the shares are held as capital assets and will be long-term capital gain or loss if the shareholder's holding period for such shares exceeds one year.


         Capital gains, if any, realized by each of the International Funds during their fiscal year will be distributed to the respective shareholders shortly after the end of such fiscal year. Distributions of the International Funds' net capital gain, when designated as such, will be taxable to shareholders as long-term capital gain, regardless of how long the shareholders have held their shares.


         Each income dividend and capital gains distribution, if any, declared by the International Funds on the outstanding shares of any International Fund will, at the election of each shareholder, be paid in cash or reinvested in additional full and fractional shares of that International Fund at the net asset value as of the close of business on the payment date. Such distributions, to the extent they would otherwise be taxable, will be taxable to shareholders regardless of whether paid in cash or reinvested in additional shares. An election to receive dividends and distributions in cash or shares is made at the time of the initial investment and may be changed by notice received by the International Funds from a shareholder at least 30 days prior to the record date for a particular dividend or distribution on shares of each International Fund. There is no charge in connection with the reinvestment of dividends and capital gains distributions.


         For Federal income tax purposes, dividends that are declared by an International Fund in October, November or December of any year and payable to shareholders of record on a specified date in such a month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year in which they were declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.



         Shareholders will be advised annually as to the Federal tax status of dividends and capital gains distributions made by each International Fund for the preceding year.


         There is no fixed dividend rate and there can be no assurance that an International Fund will pay any dividends or realize any gains. The amount of any dividend or distribution paid by each International Fund depends upon the realization by the International Fund of income and capital gains from that International Fund's investments. All dividends and distributions will be made to shareholders of an International Fund solely from assets of that International Fund.

         Payment (either in cash or in portfolio securities) received by a shareholder upon redemption of his shares, or an exchange of shares in one International Fund for shares in another fund, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or losses) depending upon the shareholder's holding period and basis in respect of shares redeemed. Any loss realized by a shareholder on the sale of International Fund shares held for six months or less will be treated for Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the shareholder with respect to such shares. Note that any loss realized on the sale of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before the disposition of such shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.



         Each International Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"), as amended, so that it will not be liable for Federal income taxes to the extent that its net taxable income and net capital gains are distributed to shareholders. Accordingly, each International Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or other foreign currencies, or other income (including but not limited to gains from futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the International Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the International Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs) or of two or more issuers which the International Fund controls and which are engaged in the same or related trades or businesses. Foreign currency gains that are not 'directly related' to the International Fund's principal business of investing in stock or securities may be excluded by Treasury Regulations from income that counts toward the 90% of gross income requirement described above. The Treasury Department has not yet issued any such regulations.


         Since the International Funds are not treated as a single entity for Federal income tax purposes, the performance of one International Fund will have no effect on the income tax liability of shareholders of another International Fund. A dividend or capital gains distribution with respect to shares of any International Fund held by a tax-deferred or qualified retirement plan, such as an IRA, Keogh Plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         As a regulated investment company, each International Fund will not be subject to Federal income tax on income and gains distributed to shareholders if it distributes at least 90% of its investment company taxable income to shareholders each year but will be subject to tax on its income and gains to the extent that it does not distribute to its shareholders an amount equal to such income and gains. In addition, each International Fund will be subject to a nondeductible 4% excise tax on the excess, if any, of certain required distribution amounts over the amounts actually distributed by that International Fund. To the extent possible, each International Fund intends to make such distributions as may be necessary to avoid this excise tax.


         Some of the investment practices of each International Fund are subject to special provisions that, among other things, may defer the use of certain losses of such International Funds and affect the holding period of the securities held by the International Funds and, particularly in the case of transactions in or with respect to foreign currencies, the character of the gains or losses realized. These provisions may also require the International Fund to mark-to-market some of the positions in their respective portfolios (i.e., treat them as if they were closed out), which may cause such International Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Each International Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the International Fund as a regulated investment company.


         The International Funds may make investments denominated in a foreign currency. Gains or losses attributable to dispositions of foreign currency or to foreign currency contracts, or to fluctuations in exchange rates between the time an International Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the International Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by an International Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are generally treated as ordinary income or loss. These gains and losses increase or decrease the amount of the International Fund's net investment income available for distribution.


         The International Funds intend to invest in, among other things, foreign securities. If, in connection with such investments, an International Fund owns shares of stock in certain foreign investment entities, referred to as passive foreign investment companies ("PFICs"), such International Fund may be subject to Federal income tax, and additional charges in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the entire distribution or gain is distributed by the International Fund to its shareholders. If an International Fund were able and elected to treat a PFIC as a "qualified electing fund," in lieu of the treatment described above, such International Fund would be required each year to include in income, the International Fund's pro rata share of the ordinary earnings and net capital gains of the company, whether or not actually received by the International Fund. Proposed Treasury Regulations and newly enacted provisions of the Code would each allow certain regulated investment companies to elect to mark-to-market their stock in certain PFICs at the end of each taxable year, whereby the International Fund would include in its taxable income each year any unrealized gain on such PFIC investments. In order to distribute the income includible in the International Fund's income under either election, maintain its qualification as a regulated investment company, and avoid income or excise taxes, such International Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold. In the case of the proposed Treasury Regulations, there can be no assurance that these regulations will be finalized in the form proposed or as to the effective date of any such final regulations.

         If, as is expected, more than 50% of the value of each International Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, it will be eligible to file an election with the Internal Revenue Service to "pass through" to its shareholders the amount of foreign income taxes (including withholding taxes) paid by such International Fund. Pursuant to this election a shareholder will: (1) include in gross income (in addition to the taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by such International Fund; (2) treat the shareholder's pro rata share of the foreign income taxes paid by such International Fund as paid by the shareholder; and (3) subject to certain limitations, either deduct the pro rata share of such foreign income taxes in computing the shareholder's taxable income or use it as a foreign tax credit against federal income taxes. Each shareholder will be notified within 60 days after the close of an International Fund's taxable year whether the foreign income taxes paid by an International Fund will "pass through" for that year and, if so, such notification will designate the shareholder's portion of the foreign income taxes paid to each country and the portion of dividends that represents income derived from sources derived within each country.


         Generally, an international fund may not elect to "pass through" to its shareholders foreign tax credits for foreign taxes paid by the fund if it fails to meet certain holding period requirements with respect to the stock and securities in respect of which such foreign taxes were paid. Moreover, shareholders of the International Funds must also satisfy certain holding period requirements with respect to their shares of the International Funds to be entitled to claim foreign tax credits with respect to dividends received from the International Funds.


         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's Federal income tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by each International Fund from its foreign source income will be treated as foreign source income. Each International Fund's gains and losses from the sale of securities, and certain currency gains and losses, will generally be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as dividend income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of foreign income taxes paid by such International Fund. In addition, no deduction for foreign income taxes may be claimed by a shareholder who does not itemize deductions. Shareholders are advised to consult their own tax advisers on the application of the foreign tax credit rules to their own particular circumstances.

         Each International Fund is required to withhold and remit to the U.S. Treasury 31% of the dividends, capital gain distributions or the proceeds of any redemptions or exchanges of shares with respect to any shareholder who fails to furnish the International Funds with a correct taxpayer identification number, who under-reports dividend or interest income or who fails to certify to the International Funds that he or she is not subject to such withholding. An individual's tax identification number is his or her social security number.

         The foregoing is only a brief summary of some of the material U.S. federal income tax considerations generally relating to an investment in the International Funds. It is based upon the Code, applicable Treasury regulations and administrative rulings and pronouncements of the Internal Revenue Service, all as in effect on the date hereof and which are subject to change, possibly with retroactive effect. This summary is directed to investors who are U.S. persons (as determined for U.S. federal income tax purposes) and does not purport to discuss all of the income tax consequences applicable to the International Funds or to all categories of investors, some of whom may be subject to special rules (including dealers in securities, insurance companies, non-U.S. persons and tax-exempt entities). Investors are urged to consult their tax advisers regarding the specific U.S. federal income tax consequences of an investment in the International Funds, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                             PORTFOLIO TRANSACTIONS

         Subject to the general supervision of the Board of Trustees of the International Funds, the Adviser and Subadviser are responsible for the investment decisions and the placing of the orders for portfolio transactions for the International Funds. Portfolio transactions for the International Funds are normally effected by brokers.

         The International Funds have no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the International Funds to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser or Subadviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser or Subadviser. Such services may be used by the Adviser or Subadviser for all of their investment advisory accounts, and accordingly, not all such services may be used by the Adviser or Subadviser in connection with the International Funds. If an International Fund determines in good faith that the amount of transaction costs charged by a broker or dealer is reasonable in relation to the value of the brokerage and research and statistical services provided by the executing broker or dealer, the International Fund may utilize such broker or dealer although the transaction costs of another broker or dealer are lower. The supplemental information received from a broker or dealer is in addition to the services required to be performed by the Adviser under the Investment Advisory Agreement or Subadviser under the Investment Subadvisory Agreement, and the expenses of the Adviser or Subadviser will not necessarily be reduced as a result of the receipt of such information.

         Neither the International Funds, the Adviser nor the Subadviser on behalf of the International Funds have entered into agreements or understandings with any broker or dealer regarding the placement of securities transactions. Because of research or information to the Adviser or Subadviser for use in rendering investment advice to the International Funds, such information may be supplied at no cost to the Adviser or Subadviser and, therefore, may have the effect of reducing the expenses of the Adviser or Subadviser in rendering advice to the International Funds. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser and Subadviser probably does not reduce the overall expenses of the Adviser or Subadviser to any material extent.


         The investment information provided to the Adviser and Subadviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's and Subadviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the International Funds effect securities transactions are used by the Adviser and Subadviser in carrying out their investment management responsibilities with respect to all their client accounts but not all such services may be utilized by the Adviser and Subadviser in connection with the International Funds.


         The International Funds may deal in some instances in equity securities which are not listed on an exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the International Funds seek to deal with the primary market-makers, but when necessary in order to obtain the best price and execution, it utilizes the services of others. In all cases, the International Funds will attempt to negotiate best execution.

         The International Funds may from time to time place orders for the purchase or sale of securities (including listed call options) with DLJ Securities, the International Funds' Distributor or other affiliates in accordance with the provisions of Section 11(a) of the Securities Exchange Act of 1934 referred to below. With respect to orders placed with DLJ Securities for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the International Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

         Pursuant to Section 11(a) of the Securities Exchange Act of 1934, DLJ Securities and its affiliates are restricted as to the nature and extent of the brokerage services they may perform for the International Funds. The SEC has adopted rules under Section 11(a) which permit an investment adviser to a registered investment company, or the adviser's affiliates, to receive compensation for effecting, on a national securities exchange, transactions in portfolio securities of such investment company, including causing such transactions to be transmitted, executed, cleared and settled and arranging for unaffiliated brokers to execute such transactions.

         To the extent permitted by such rule, DLJ Securities and its affiliates may receive compensation relating to transactions in portfolio securities of the International Funds provided

                               OPPORTUNITY FDS
                               ---------------

that each International Fund enters into a written agreement, as required by such rules, with that firm authorizing it to retain compensation for such services. The Trustees of the International Funds have granted authorization conforming to the requirements of Section 11(a) to the Adviser and Subadviser to effect transactions in portfolio securities of the International Funds through their affiliates, DLJ Securities, Autranet, Inc. and Paribas.

         The tables below show certain information regarding the payment of commissions by the DLJ Winthrop International Funds for the three years ending October 31, 1998.


                                                                                     Fiscal Years ended October 31,
                                                                                 --------------------------------------
                                                                                     1998         1997         1996
                                                                                    ------       ------       -----
Total brokerage commissions incurred by the DLJ Winthrop
  Developing Markets Fund ...................................................... $    108,279  $  232,122  $    263,491
Total dollar amount paid to Paribas............................................. $      8,832  $    8,220  $          0
Percentage of total brokerage commissions paid to Paribas.......................         8.16%       3.54%            0%
Percentage of aggregate dollar amount of transactions involving the payment
of commissions to Paribas.......................................................        10.56%        5.39%           0%


                                                                                     Fiscal Years ended October 31,
                                                                                 --------------------------------------
                                                                                     1998         1997         1996
                                                                                    ------       ------       -----
Total brokerage commissions incurred by the DLJ Winthrop
  International Equity Fund ...................................................... $    198,383     263,075  $    363,085
Total dollar amount paid to Paribas................................................$        572  $      623  $          0
Percentage of total brokerage commissions paid to Paribas.......................           0.29%       0.24%            0%
Percentage of aggregate dollar amount of transactions involving the payment
of commissions to Paribas.......................................................         0.78%         0.34%            0%


         DLJ Securities and Autranet, Inc., affiliates of the Advisor and Subadvisor, did not receive any amounts of such brokerage commissions.

                               PORTFOLIO TURNOVER

         Each International Fund's average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the year ended October 31, 1998, the portfolio turnover rates for the Developing Markets Fund and the International Equity Fund were 43.56% and 69.66%, respectively. A higher rate involves greater transaction costs to an International Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed.

                       INVESTMENT PERFORMANCE INFORMATION

         Each International Fund may furnish data about its investment performance in advertisements, sales literature and reports to shareholders. "Total return" represents the change in value of $1,000 invested at the maximum public offering price for a period assuming reinvestment of all dividends and distributions.

         Quotations of yield will be based on the investment income per share earned during a particular 30 day period, less expenses accrued during the period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:


                                                   6
                             YIELD =     (A-B + 1)
                                     2[  ----      - 1]
                                          CD


where A = dividends and interest earned during the period, B = expenses accrued for the period (net of any reimbursements), C = the average daily number of shares outstanding during the period that were entitled to receive dividends, and D = the maximum offering price per share on the last day of the period.

         Quotations of average annual total return will reflect only the performance of an investment in any International Fund during the particular time period shown. Each International Fund's total return and current yield may vary from time to time depending on market conditions, the compositions of its portfolio and operating expenses. These factors and possible differences in the methods used in calculating yield should be considered when comparing each International Fund's current yield to yields published for other investment companies and other investment vehicles. Average annual total return and yield should also be considered relative to change in the value of each International Fund's shares and the risks associated with each International Fund's investment objectives, policies and risk considerations. At any time in the future, average annual total returns and yield may be higher or lower than past total returns and yields and there can be no assurance that any historical return or yield will continue.

         From time to time evaluations of performance are made by independent sources that may be used in advertisements concerning each International Fund. These sources include Lipper Analytical Services, Weisenberger Investment Company Service, Barron's, Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money, Personal Investor, Sylvia Porter's Personal Finance, Bank Rate Monitor, Morningstar and The Wall Street Journal.

         In connection with communicating its yield or average annual total return to current or prospective shareholders, each International Fund may also compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

         Quotations of each International Fund's average annual total return will represent the average annual compounded rate of return of a hypothetical investment in each International Fund over periods of 1, 5, and 10 years (or up to the life of each International Fund), and are calculated pursuant to the following formula:
                                         n
                                   P(1+T) = * ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the redeemable value at the end of the period of a $1,000 payment made at the beginning of the period). All average annual total return figures will reflect the deduction of International Fund expenses (net of certain expenses reimbursed by the Adviser and Subadviser) on an annual basis, and will assume that all dividends and distributions are reinvested and will deduct the maximum sales charge, if any is imposed. The International Funds may also quote total return that eliminates any applicable initial sales charge or contingent deferred sales charge.


         For the year ended October 31, 1998, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -25.00% and -25.64%, respectively, and 8.20% and 7.43% for Class A and Class B shares, respectively, of the International Equity Fund. Assuming deduction of the maximum sales charge, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -29.31% and -28.62%, respectively, and 1.98% and 3.43% for Class A and Class B shares, respectively, of the International Equity Fund. For the period from inception of the International Funds' investment operations on September 13, 1995 through October 31, 1998, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -10.13% and -10.86%, respectively, and 6.99% and 6.21% for Class A and Class B shares, respectively, of the International Equity Fund. Assuming deduction of the maximum sales charge, the average annual total return for the Class A and Class B shares of the Developing Markets Fund was -11.81% and -11.14%, respectively, and 4.99% and 5.93% for Class A and Class B shares, respectively, of the International Equity Fund.

                         SHARES OF BENEFICIAL INTEREST

         Set forth below is certain information as to persons who owned 5% or more of a Fund's outstanding shares as of February 2, 1999.


                                                                                                      Nature of
       Developing Markets Fund                    Name and Address                % of Class          Ownership
       -----------------------                    ----------------                ----------          ---------
Class A                                 Balso and Co.                                    14.99           Record(a)
                                        c/o Chase Manhattan Bank
                                        PO Box 1768
                                        Grand Central Station
                                        New York, NY  10163-1768

                                        DLJ Balanced Fund                                 6.49           Record(a)
                                        Bank of NY - Attn: Joe Tama
                                        1 Wall Street, 12th Floor
                                        New York, NY  10286

                                        Donaldson Lufkin & Jenrette                       6.02
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

Class B                                 Donaldson Lufkin & Jenrette                       6.27           Record (a)
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

   International Equity Fund
   -------------------------
Class A                                 Balso and Co.                                     7.83           Record(a)
                                        c/o Chase Manhattan Bank
                                        PO Box 1768
                                        Grand Central Station
                                        New York, NY  10163-1768

                                        Donaldson Lufkin Jenrette                         7.52           Record(a)
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        Donaldson Lufkin Jenrette                         7.28           Record(a)
                                        Securities Corporation Inc.
                                        PO Box 2052
                                        Jersey City, NJ  07303-9998

                                        Wood Struthers & Winthrop
                                        277 Park Avenue                                   6.40           Record(a)
                                        New York, NY 10172

Class B                                 None


----------
(a) Such Recordholder disclaims beneficial ownership.

         As of the date of this Statement of Additional Information the Trustees and Officers of the Funds as a group owned less than 1% of the outstanding shares of either Fund.


         The Adviser manages accounts over which it has discretionary power to vote or dispose of securities held in such accounts and which accounts hold in the aggregate, as of February 2, 1999, 483,271 shares (24.31%) of the Developing Markets Fund and 732,579 shares (17.55%) of the International Equity Fund.


                               GENERAL INFORMATION

Organization and Capitalization

         The Trust was formed on May 31, 1995 as a "business trust" under the laws of the State of Delaware.

         The Agreement and Declaration of Trust provides that no Trustee, officer, employee or agent of the International Funds is liable to the International Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Funds, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. It also provides that all third parties shall look solely to the property of the International Funds or the property of the appropriate International Fund for satisfaction of claims arising in connection with the affairs of an International Fund. With the exceptions stated, the Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of the International Funds against all liability in connection with the affairs of the International Funds.

         All shares of the International Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one or more additional International Funds with different investment objectives, policies, risk considerations or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series would be governed by the 1940 Act and the laws of the State of Delaware.

Counsel and Independent Auditors

         Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, serves as legal counsel for the International Funds.

         Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, has been appointed as independent auditors for the Opportunity Funds.


Custodian and Transfer Agent



         Citibank, N.A., 111 Wall Street, New York, New York 10043 serves as custodian to the DLJ Winthrop Opportunity Funds.



         First Data Investor Services Group, Inc., 211 S. Gulph Road, King of Prussia, PA 19406-3101 serves as Transfer Agent for the DLJ Winthrop Opportunity Funds.


Additional Information

         This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the International Funds with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.


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


Financial Statements

         The audited financial statements of each International Fund for the fiscal year ended October 31, 1998 and the report of the Funds' independent auditors in connection therewith are included in the October 31, 1998 Annual Report to Shareholders. The Annual Report is incorporated by reference into this Statement of Additional Information. You can obtain a copy of the International Funds' Annual Report by writing or calling the International Funds at the address or telephone numbers set forth on the cover of this Statement of Additional Information.


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


                                    APPENDIX

         The following is a description of the ratings given by Moody's and S&P to corporate bonds.

                           RATINGS OF CORPORATE BONDS

S&P:

         Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.


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


The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

         Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds A-1 because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


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